Equity Funds

International and Global Funds

Alternative Funds

Fixed Income Funds

Money Market Funds

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) and Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Institutional Class (Class I)	Advisor Class (Class A)	Retirement Class (Class R3)		Retirement Class (Class R6)		Premier Class(1)

Equity Funds
BMO Low Volatility Equity Fund	—	MLVEX	BLVAX	—		—		—
BMO Dividend Income Fund	—	MDIVX	BADIX	—		—		—
BMO Large-Cap Value Fund	MREIX	MLVIX	BALVX	—		BLCRX		—
BMO Large-Cap Growth Fund	MASTX	MLCIX	BALGX	—		BLGRX		—
BMO Mid-Cap Value Fund	MRVEX	MRVIX	BAMCX	BMVDX		BMVGX		—
BMO Mid-Cap Growth Fund	MRMSX	MRMIX	BGMAX	BMGDX		BMGGX		—
BMO Small-Cap Value Fund	—	MRSNX	BACVX	BSVDX		BSVGX		—
BMO Small-Cap Core Fund	—	BSCNX	BCCAX	—		—		—
BMO Small-Cap Growth Fund	MRSCX	MSGIX	—	—		—		—

International and Global Funds
BMO Global Low Volatility Equity Fund	—	BGLBX	BAEGX	—		—		—
BMO Disciplined International Equity Fund	—	BDIQX	BDAQX	BDEQX		BDRQX		—
BMO Pyrford International Stock Fund	MISYX	MISNX	BPIAX	BISDX		BISGX		—
BMO LGM Emerging Markets Equity Fund	—	MIEMX	BAEMX	—		—		—
BMO TCH Emerging Markets Bond Fund	—	MEBIX	BAMEX	—		—		—

Alternative Funds
BMO Alternative Strategies Fund	—	BMASX	BMATX	—		—		—
BMO Global Long/Short Equity Fund	—	BGIQX	BGAQX	ticker	(2)	ticker	(2)	—

Fixed Income Funds
BMO Ultra Short Tax-Free Fund	MUYSX	MUISX	BAUSX	—		—		—
BMO Short Tax-Free Fund	MTFYX	MTFIX	BASFX	—		—		—
BMO Short-Term Income Fund	MSINX	MSIFX	BTMAX	—		—		—
BMO Intermediate Tax-Free Fund	MITFX	MIITX	BITAX	—		—		—
BMO Mortgage Income Fund	MRGIX	MGIIX	BMTAX	—		—		—
BMO TCH Intermediate Income Fund	—	MIBIX	BAIIX	—		—		—
BMO TCH Corporate Income Fund	MCIYX	MCIIX	BATIX	—		—		—
BMO TCH Core Plus Bond Fund	MCYBX	MCBIX	BATCX	—		—		—
BMO Monegy High Yield Bond Fund	—	MHBNX	BMHAX	—		—		—

Money Market Funds
BMO Government Money Market Fund	MGYXX	—	—	—		—		MGNXX
BMO Tax-Free Money Market Fund	MTFXX	—	—	—		—		MFIXX
BMO Prime Money Market Fund	MARXX	—	—	—		—		MAIXX

(1)	Prior to the date hereof, the Premier Class shares of the Money Market Funds were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares of the Money Market Funds and differ in name only.
(2)	Not yet offered for sale.

FUND SUMMARY

BMO Low Volatility Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.41%	0.41%
Total Annual Fund Operating Expenses	0.91%	1.16%
Fee Waiver and Expense Reimbursement(3)	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.65%	0.90%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$66	$587
3 Years	$264	$826
5 Years	$478	$1,083
10 Years	$1,096	$1,817

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Index. The largest company by market capitalization in the Russell 1000® Index was approximately $666.7 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same date was approximately $7.9 billion.

The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the Russell 1000® Index. The Adviser selects low volatility, undervalued stocks using a

EQUITY FUNDS	1

BMO Low Volatility Equity Fund (cont.)

unique, quantitative approach based on the Adviser’s multi-factor risk/return models. This strategy seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the Russell 1000® Index.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2013-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (2.12)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2013	13.46%
Worst quarter	9/30/2014	1.17%

2	EQUITY FUNDS

BMO Low Volatility Equity Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 9/28/12)(2)
Return Before Taxes	16.26%	17.98%
Return After Taxes on Distributions	13.09%	16.23%
Return After Taxes on Distributions and Sale of Fund Shares	10.04%	13.46%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	13.24%	20.07%
LLCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	11.33%	18.97%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Lipper Large-Cap Core Funds Index (LLCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jason C. Hans, Jay Kaufman, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the

Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2012. Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2015. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	3

BMO Dividend Income Fund

Investment Objective:

To provide capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.35%	0.35%
Total Annual Fund Operating Expenses	0.85%	1.10%
Fee Waiver and Expense Reimbursement(3)	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.65%	0.90%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)Other	Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three, five- and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$66	$587
3 Years	$251	$813
5 Years	$452	$1,058
10 Years	$1,030	$1,756

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets primarily in dividend paying common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $420.4 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $7.3 billion.

To provide both capital appreciation and current income, the Adviser selects stocks using a unique, quantitative, value-oriented approach, which focuses on companies with dividend yields in excess of 1%.

4	EQUITY FUNDS

BMO Dividend Income Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Income Risks. The Fund can distribute to shareholders only what it earns. Therefore, if the amount of interest and/or dividends the Fund receives from its investments declines, the amount of dividends shareholders receive from the Fund also will decline. In addition, depending upon market conditions, an income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of inves-

ting in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2012-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (8.63)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2013	11.52%
Worst quarter	6/30/2012	(0.51)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 12/29/11)(2)
Return Before Taxes	13.85%	17.74%
Return After Taxes on Distributions	11.47%	16.18%
Return After Taxes on Distributions and Sale of Fund Shares	9.71%	13.92%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	20.63%
LEIFI (reflects deduction of fees and no deduction for sales charges or taxes)	10.69%	17.27%

(1)

Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be

EQUITY FUNDS	5

BMO Dividend Income Fund (cont.)

lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index (LEIFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Kenneth Conrad, Ph.D., and Casey J. Sambs have co-managed the Fund since April 2013. Dr. Conrad, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Mr. Sambs, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2001.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	EQUITY FUNDS

BMO Large-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	0.25%	None
Other Expenses(2)(3)	0.53%	0.28%	0.28%	0.13%
Total Annual Fund Operating Expenses(4)	1.03%	0.78%	1.03%	0.63%
Fee Waiver and Expense Reimbursement(4)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.00%	0.75%	1.00%	0.60%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Other Expenses for the Class R6 shares are based on estimated amounts for the current fiscal year.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.00% for Class Y, 0.75% for Class I, 1.00% for Class A, and 0.60% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R6
1 Year	$102	$77	$597	$61
3 Years	$325	$246	$809	$199
5 Years	$566	$430	$1,037	$348
10 Years	$1,257	$963	$1,694	$783

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000®

EQUITY FUNDS	7

BMO Large-Cap Value Fund (cont.)

Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $420.4 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $7.3 billion. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (6.38)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.75%
Worst quarter	12/31/2008	(17.30)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 9/30/93)
Return Before Taxes	13.74%	14.09%	6.85%	N.A.
Return After Taxes on Distributions	10.96%	13.03%	5.74%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	11.26%	5.45%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	14.00%	14.36%	N.A.	6.83%

8	EQUITY FUNDS

BMO Large-Cap Value Fund (cont.)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%	9.75%
LMVFI (reflects deduction of fees and no deduction for sales charges or taxes)	9.89%	13.78%	6.37%	6.85%

(1)	Because Class A and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R6 shares is expected to be higher than Class Y and Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, and Class R6 will vary.

The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Multi-Cap Value Funds Index (LMVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y, Class A, or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	9

BMO Large-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	0.25%	None
Other Expenses(2)(3)	0.53%	0.28%	0.28%	0.13%
Total Annual Fund Operating Expenses(4)	1.03%	0.78%	1.03%	0.63%
Fee Waiver and Expense Reimbursement(4)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.00%	0.75%	1.00%	0.60%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Other Expenses for Class R6 shares are based on estimated amounts for the current fiscal year.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.00% for Class Y, 0.75% for Class I, 1.00% for Class A, and 0.60% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R6
1 Year	$102	$77	$597	$61
3 Years	$325	$246	$809	$199
5 Years	$566	$430	$1,037	$348
10 Years	$1,257	$963	$1,694	$783

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index. The largest

10	EQUITY FUNDS

BMO Large-Cap Growth Fund (cont.)

company by market capitalization in the Russell 1000® Growth Index was approximately $666.7 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $9.3 billion.

The Adviser selects stocks using a unique, quantitative, growth-oriented approach and looks for high quality companies with sustainable earnings growth that are available at reasonable prices based on the Adviser’s proprietary investment model.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (0.50)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.99%
Worst quarter	12/31/2008	(22.17)%

EQUITY FUNDS	11

BMO Large-Cap Growth Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 11/20/92)
Return Before Taxes	14.20%	15.19%	7.93%	N.A.
Return After Taxes on Distributions	9.45%	13.36%	6.60%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	10.24%	11.90%	6.22%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	14.50%	15.49%	N.A.	9.54%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	13.05%	15.81%	8.49%	8.48%
LMLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	11.08%	15.22%	8.14%	8.63%

(1)	Because Class A and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R6 shares is expected to be higher than Class Y and Class I shares because Class R6 shares have lower Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, and Class R6 will vary.

The Russell 1000® Growth Index (Russell 1000® Growth) measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Multi-Cap Growth Funds Index (LMLCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since April 2013. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y, Class A, or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

12	EQUITY FUNDS

BMO Large-Cap Growth Fund (cont.)

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	13

BMO Mid-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses	0.53%	0.28%	0.28%	0.28%	0.13%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.23%	0.98%	1.23%	1.48%	0.83%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R3	Class R6
1 Year	$125	$100	$619	$151	$85
3 Years	$390	$312	$871	$468	$265
5 Years	$676	$542	$1,142	$808	$460
10 Years	$1,489	$1,201	$1,914	$1,768	$1,025

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Value Index. The largest company by market capitalization in the Russell Midcap® Value Index was approximately $27.8 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $5.8 billion.

The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 400® Index, higher-than-average dividend yields, or a lower-than-average price-to-book value. In addition, these companies

14	EQUITY FUNDS

BMO Mid-Cap Value Fund (cont.)

may have under-appreciated assets or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (9.14)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	21.90%
Worst quarter	12/31/2008	(22.55)%

EQUITY FUNDS	15

BMO Mid-Cap Value Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 9/30/93)
Return Before Taxes	11.52%	15.83%	8.21%	N.A.
Return After Taxes on Distributions	8.10%	14.15%	6.70%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	8.76%	12.60%	6.48%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	11.76%	16.12%	N.A.	9.91%
RMCVI (reflects no deduction for fees, expenses or taxes)	14.75%	17.43%	9.43%	11.63%
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	8.95%	15.35%	8.41%	9.01%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R3 and R6 shares will be different from the Class Y and Class I shares (Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R3, and Class R6 will vary.

The Russell Midcap® Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Those companies also are included in the Russell 1000® Value Index.

The Lipper Mid-Cap Value Funds Index (LMCVFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski co-manage the Fund. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999 and has co-managed the Fund since March 2011. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984 and has co-managed the Fund since June 1997. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since March 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A, Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

16	EQUITY FUNDS

BMO Mid-Cap Value Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	17

BMO Mid-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses	0.56%	0.31%	0.31%	0.31%	0.16%
Total Annual Fund Operating Expenses	1.25%	1.00%	1.25%	1.50%	0.85%
Fee Waiver and Expense Reimbursement(2)	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%	1.24%	1.49%	0.84%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R3	Class R6
1 Year	$126	$101	$620	$152	$86
3 Years	$396	$317	$876	$473	$270
5 Years	$685	$551	$1,151	$818	$470
10 Years	$1,510	$1,224	$1,935	$1,790	$1,048

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size, at the time of purchase, to those within the Russell Midcap® Growth Index. The largest company by market capitalization in

18	EQUITY FUNDS

BMO Mid-Cap Growth Fund (cont.)

the Russell Midcap® Growth Index was approximately $31.6 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $6.9 billion.

The Adviser selects stocks of companies with growth characteristics, including companies with above average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (8.41)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2010	17.17%
Worst quarter	12/31/2008	(22.02)%

EQUITY FUNDS	19

BMO Mid-Cap Growth Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 9/30/93)
Return Before Taxes	5.23%	15.07%	8.51%	N.A.
Return After Taxes on Distributions	1.76%	13.20%	7.54%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	5.71%	11.92%	6.83%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	5.49%	15.37%	N.A.	9.10%
RMCGI (reflects no deduction for fees, expenses or taxes)	11.90%	16.94%	9.43%	9.74%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.91%	14.72%	8.89%	8.42%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R3 and R6 shares will be different from the Class Y and Class I shares (Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R3, and Class R6 will vary.

The Russell Midcap® Growth Index (RMCGI) measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Those companies also are included in the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index (LMCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has co-managed the Fund since December 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A, Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

20	EQUITY FUNDS

BMO Mid-Cap Growth Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	21

BMO Small-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses	0.52%	0.52%	0.52%	0.37%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	1.47%	1.72%	1.07%
Fee Waiver and Expense Reimbursement(3)	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.00%	1.25%	1.50%	0.85%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A	Class R3	Class R6
1 Year	$102	$621	$153	$87
3 Years	$365	$921	$520	$318
5 Years	$649	$1,243	$913	$569
10 Years	$1,458	$2,152	$2,012	$1,286

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

22	EQUITY FUNDS

BMO Small-Cap Value Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in value oriented common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Value Index. The largest company by market capitalization in the Russell 2000® Value Index was approximately $4.8 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $640 million.

The Adviser uses a disciplined investment process that identifies companies that it believes have good value relative to their assets, sustainable cash flow, acceptable levels of debt, and potential for improving their business fundamentals. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and indices of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2012-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (9.40)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2013	13.97%
Worst quarter	9/30/2014	(8.01)%

EQUITY FUNDS	23

BMO Small-Cap Value Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 2/28/11)(2)
Return Before Taxes	5.62%	13.85%
Return After Taxes on Distributions	4.16%	12.35%
Return After Taxes on Distributions and Sale of Fund Shares	4.31%	10.64%
Russell 2000® Value Index (reflects no deduction of fees, expenses or taxes)	4.22%	10.92%
LSCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	3.05%	10.20%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.09%	11.24%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A, R3, and R6 shares will be different from the Class I shares (Class A and Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A, Class R3, and Class R6 will vary.

The Russell 2000® Value Index is a market-weighted, value-oriented index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index (LSCVFI) tracks the total return performance of the 30 largest funds included in this Lipper category. The Fund’s comparative index was changed to the LSCVFI as it was determined to provide a more useful comparison based on the Fund’s investments.

The Lipper Small-Cap Core Funds Index (LSCCFI) tracks the total return performance of the 30 largest funds included in this category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski have co-managed the Fund since its inception in 2011. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50. Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

24	EQUITY FUNDS

BMO Small-Cap Value Fund (cont.)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	25

BMO Small-Cap Core Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	4.13%	4.13%
Total Annual Fund Operating Expenses	4.78%	5.03%
Fee Waiver and Expense Reimbursement(2)	(3.88)%	(3.88)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.90%	1.15%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I and 1.15% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$92	$611
3 Years	$1,089	$1,604
5 Years	$2,091	$2,595
10 Years	$4,615	$5,072

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of small-cap U.S. companies similar in size to those within the Russell 2000® Index. These small-cap companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Index. The largest company by market capitalization in the Russell 2000® Index was approximately $5.8 billion as of October 31, 2015, and the median market capitalization of companies in the Index as of the same period was $729 million.

The Fund pursues its investment objective in the small-cap sector by investing in a select group of small-cap companies

26	EQUITY FUNDS

BMO Small-Cap Core Fund (cont.)

believed to be undervalued relative to their future growth potential. The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe. The investment strategy focuses on company fundamentals by using a disciplined quantitative process to identify companies that, in the Adviser’s opinion, exhibit improving investor interest, have a sustainable competitive advantage, have low financial risk, and will be able to outperform the market over full market cycles. The quantitative process uses a multi-factor risk/return investment model based on internal research and extensive academic studies to select investments for the Fund. The model then ranks each stock in order of attractiveness. The Adviser periodically modifies the investment model based upon its fundamental analysis of the output of the model and the designated risk parameters.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Core Style Investing Risks. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar year 2014)

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (5.84)%.

During the period shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2014	9.66%
Worst quarter	9/30/2014	(6.47)%

EQUITY FUNDS	27

BMO Small-Cap Core Fund (cont.)

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 12/27/13)
Return Before Taxes	7.80%	7.71%
Return After Taxes on Distributions	7.80%	7.71%
Return After Taxes on Distributions and Sale of Fund Shares	4.41%	5.88%
Russell 2000® Index (reflects no deduction of fees, expenses or taxes)	4.89%	5.06%
LSCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	4.09%	4.32%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index (LSCCFI) tracks the total return performance of the 30 largest funds included in this category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Thomas Lettenberger and David A. Corris have co-managed the Fund since its inception in 2013. Mr. Lettenberger, a Portfolio Manager of the Adviser, joined the Adviser in 2005. Mr. Corris, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28	EQUITY FUNDS

BMO Small-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)(2)	0.94%	0.94%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.47%	0.22%
Total Annual Fund Operating Expenses(3)	1.41%	1.16%

(1)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.95% on the Fund’s first $500,000,000 of average daily net assets and 0.90% on average daily net assets in excess of $500,000,000.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.44% for Class Y and 1.19% for Class I through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$144	$118
3 Years	$446	$368
5 Years	$771	$638
10 Years	$1,691	$1,409

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of small-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 2000® Growth Index. The largest company by market capitalization in the Russell 2000® Growth Index was approximately $5.8 billion as of October 31, 2015 and the median market capitalization of companies in the Index as of the same period was $796 million.

The Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

EQUITY FUNDS	29

BMO Small-Cap Growth Fund (cont.)

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y —Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (9.16)%

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2011	19.81%
Worst quarter	9/30/2011	(24.00)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Class I Inception (1/31/08)
Class Y (Inception 10/31/95)
Return Before Taxes	(0.43)%	15.66%	9.98%	N.A.
Return After Taxes on Distributions	(5.41)%	13.05%	7.97%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	2.20%	12.13%	7.72%	N.A.
Class I (Inception 1/31/08)
Return Before Taxes	(0.15)%	15.94%	N.A.	10.57%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%	7.03%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	1.98%	15.02%	7.38%	8.60%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

30	EQUITY FUNDS

BMO Small-Cap Growth Fund (cont.)

The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index (LSCGFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has managed or co-managed the Fund since April 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	31

BMO Global Low Volatility Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	4.90%	4.90%
Total Annual Fund Operating Expenses	5.55%	5.80%
Fee Waiver and Expense Reimbursement(3)	(4.70)%	(4.70)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.85%	1.10%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.10% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$87	$607
3 Years	$1,236	$1,742
5 Years	$2,374	$2,860
10 Years	$5,162	$5,577

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in the countries included, at the time of purchase, in the MSCI All Country World Index, which includes 23 developed and 23 emerging market countries. The Fund normally invests at least 40% of its net assets in securities located outside the United States and is diversified among at least three countries. The Fund may invest in companies across all market capitalizations.

The Fund seeks to create a portfolio that exhibits less price volatility than the MSCI All Country World Index. The Adviser defines

32	INTERNATIONAL AND GLOBAL FUNDS

BMO Global Low Volatility Equity Fund (cont.)

“volatility” as the standard deviation of the Fund’s returns compared to the standard deviation of the returns in the Index. Under normal market conditions, the Adviser targets a range for the Fund that is 10 – 40% less volatile than the Index. There is no guarantee that the Fund will achieve this target. Using a unique, quantitative approach based on the Adviser’s multi-factor risk/return models, the Adviser selects stocks that either exhibit less price volatility than the Index and/or reduce the overall portfolio volatility due to their negative correlation to other stocks in the portfolio. This approach seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the Index.

In determining where a company is located, the Adviser relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies located in countries included in the MSCI All Country World Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this Index.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, the Adviser’s strategy may limit the Fund’s gains in rising markets.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns

INTERNATIONAL AND GLOBAL FUNDS	33

BMO Global Low Volatility Equity Fund (cont.)

before taxes for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar year 2014)

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (1.58)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	5.64%
Worst quarter	9/30/2014	(2.28)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 9/27/13)
Return Before Taxes	10.33%	12.21%
Return After Taxes on Distributions	9.91%	11.87%
Return After Taxes on Distributions and Sale of Fund Shares	6.05%	9.27%
MSCI All Country World Index (reflects no deduction of fees, expenses or taxes)	4.16%	9.32%
LGMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	2.32%	7.49%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.

The Lipper Global Multi-Cap Core Funds Index (LGMCCFI) tracks the total return performance of the 30 largest funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. David A. Corris, Jay Kaufman, and Ernesto Ramos, Ph.D., co-manage the Fund. Mr. Corris, a Director and Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2013. Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since December 2013. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

34	INTERNATIONAL AND GLOBAL FUNDS

BMO Global Low Volatility Equity Fund (cont.)

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INTERNATIONAL AND GLOBAL FUNDS	35

BMO Disciplined International Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses(2)	0.90%	0.90%	0.90%	0.75%
Total Annual Fund Operating Expenses	1.50%	1.75%	2.00%	1.35%
Fee Waiver and Expense Reimbursement(3)	(0.60)%	(0.60)%	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.90%	1.15%	1.40%	0.75%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class I, 1.15% for Class A, 1.40% for Class R3, and 0.75% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A	Class R3	Class R6
1 Year	$92	$611	$143	$77
3 Years	$415	$968	$569	$368

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the fiscal year end, portfolio turnover information is not available.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in countries outside of the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. However, the Fund may invest up to 20% of its

36	INTERNATIONAL AND GLOBAL FUNDS

BMO Disciplined International Equity Fund (cont.)

net assets in companies located in countries not represented in this index, including emerging market countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds (ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock). In determining where a company is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations.

The Fund’s Adviser focuses on companies that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique, quantitative approach based on multi-factor risk/return models, the Adviser selects equity securities that it believes will provide higher returns than the MSCI EAFE Index, its benchmark index. The multi-factor risk/return models incorporate numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser uses the multi-factor risk/return models to compare various investment opportunities. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons. The Adviser considers whether to sell a security when a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, when another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser may sell a security to manage the size of a holding or sector weighting or to fund redemptions.

The Fund may invest in forward foreign currency exchange contracts, a type of derivative instrument, for purposes of hedging its exposure to non-U.S. currencies. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, possible imposition of foreign withholding taxes, and trading restrictions or economic sanctions. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to

INTERNATIONAL AND GLOBAL FUNDS	37

BMO Disciplined International Equity Fund (cont.)

currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

New Fund Risks. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Board may recommend liquidation and termination of the Fund at any time.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund assets are focused in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Jay Kaufman and Ernesto Ramos, Ph.D. have co-managed the Fund since its inception in 2015.

Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application.

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38	INTERNATIONAL AND GLOBAL FUNDS

BMO Pyrford International Stock Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses	0.55%	0.30%	0.30%	0.30%	0.15%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.29%	1.04%	1.29%	1.54%	0.89%
Fee Waiver and Expense Reimbursement(3)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.25%	1.00%	1.25%	1.50%	0.85%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y, 0.99% for Class I, 1.24% for Class A, 1.49% for Class R3, and 0.84% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A	Class R3	Class R6
1 Year	$127	$102	$621	$153	$87
3 Years	$405	$327	$885	$483	$280
5 Years	$704	$570	$1,169	$836	$489
10 Years	$1,553	$1,267	$1,975	$1,831	$1,092

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

INTERNATIONAL AND GLOBAL FUNDS	39

BMO Pyrford International Stock Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in a number of countries outside the United States. The Fund invests primarily in companies that are located in the countries included, at the time of purchase, in the MSCI EAFE Index, which includes developed countries outside of North America. Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion.

The Fund’s sub-adviser is Pyrford International Ltd. (Pyrford), an affiliate of the Adviser. Pyrford seeks to minimize losses by adopting a highly defensive investment stance at times of perceived high risk, characterized by high valuation levels or high levels of financial leverage. The Fund does not target a specific volatility level, but aims to deliver volatility significantly below that of the MSCI EAFE Index by being zero weight in any country, sector, or stock that Pyrford believes has very poor value as measured by established fundamental value metrics (such as dividend yields, return on equity, and P/E ratios).

In determining where a company is located, the sub-adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies that are included in the MSCI EAFE Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries.

The Fund may invest in forward foreign currency exchange contracts, a type of derivative instrument, for purposes of hedging its exposure to non-U.S. currencies.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Management Risks. Pyrford’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Small-Cap Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

40	INTERNATIONAL AND GLOBAL FUNDS

BMO Pyrford International Stock Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2012-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (7.47)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2013	7.05%
Worst quarter	9/30/2014	(3.93)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class Y (Inception 12/29/11)
Return Before Taxes	0.33%	9.97%
Return After Taxes on Distributions	(0.27)%	9.51%
Return After Taxes on Distributions and Sale of Fund Shares	0.87%	7.95%
Class I (Inception 12/29/11)
Return Before Taxes	0.57%	10.26%
EAFE (reflects no deduction of fees, expenses or taxes)	(4.90)%	11.52%
LIMCCFI (reflects deduction of fees and no deduction for sales charges or taxes)	(4.65)%	11.26%

(1)	Because Class A, Class R3, and Class R6 shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A (without the reflection of the payment of sales charges), Class R3, and Class R6 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares. The performance of Class R3 and R6 shares will be different from the Class Y and Class I shares (Class R3 shares’ performance will be lower and Class R6 shares’ performance will be higher) because they have different Total Annual Fund Operating Expenses.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I, Class A, Class R3, and Class R6 will vary.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Lipper International Multi-Cap Core Funds Index (LIMCCFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

Portfolio Managers. Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception in 2011. Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe & UK, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia-Pacific, joined Pyrford in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

INTERNATIONAL AND GLOBAL FUNDS	41

BMO Pyrford International Stock Fund (cont.)

You may sell (redeem) your Class A, Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	INTERNATIONAL AND GLOBAL FUNDS

BMO LGM Emerging Markets Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.49%	0.49%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	1.65%
Fee Waiver and Expense Reimbursement(4)	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	1.16%	1.41%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.15% for Class I and 1.40% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$118	$636
3 Years	$420	$972
5 Years	$743	$1,331
10 Years	$1,659	$2,338

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose

INTERNATIONAL AND GLOBAL FUNDS	43

BMO LGM Emerging Markets Equity Fund (cont.)

primary business activities or principal trading markets are in emerging markets. The Fund may invest in equity securities of any market capitalization. The Fund’s sub-adviser, LGM Investments Limited (LGM Investments), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. LGM Investments may make adjustments to the list of emerging markets countries from time to time based on economic criteria, market changes, or other factors.

LGM Investments uses a “bottom-up,” fundamental approach to identify quality, growth companies typically with dominant industry positions, strong balance sheets, and cash flows to support a sustainable dividend payout.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political, and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Geographic Concentration Risks. To the extent the Fund invests a substantial amount of its assets in securities of issuers located in a single country or geographic region, the Fund’s performance may be more susceptible to any changes to the regulatory, political, social or economic conditions in such country or geographic region.

Management Risks. LGM Investments’ judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com. LGM Investments assumed its role as sub-adviser of the Fund effective December 28, 2012. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited (LGM(HK)), another affiliate of the Adviser, served as the Fund’s sub-adviser. Prior to December 29, 2011, the Fund was known as the Marshall Emerging Markets Equity Fund and was managed by another sub-adviser. The performance results shown in the bar chart and table are from periods during which the Fund was managed by LGM Investments, LGM(HK), or another sub-adviser.

44	INTERNATIONAL AND GLOBAL FUNDS

BMO LGM Emerging Markets Equity Fund (cont.)

Class I—Annual Total Returns (calendar years 2009-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (11.33)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	32.63%
Worst quarter	9/30/2011	(23.74)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class I (Inception 12/22/08)(2)
Return Before Taxes	6.32%	1.58%	10.71%
Return After Taxes on Distributions	6.15%	0.94%	9.90%
Return After Taxes on Distributions and Sale of Fund Shares	4.08%	1.81%	9.11%
EMI (reflects no deduction for fees, expenses or taxes)	(2.19)%	1.78%	12.11%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	(2.66)%	2.51%	12.24%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, the Middle East, and Asia.

The Lipper Emerging Markets Funds Index (LEMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. LGM Investments Limited, an affiliate of the Adviser.

Portfolio Managers. Irina Hunter and Rasmus Nemmoe co-manage the Fund. Ms. Hunter, a Senior Portfolio Manager at LGM Investments, joined Lloyd George Management (together with LGM Investments and its subsidiaries, “LGM”) in 2007 and has co-managed the Fund since December 2011. Mr. Nemmoe, a Senior Portfolio Manager at LGM Investments, joined LGM in 2012 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

INTERNATIONAL AND GLOBAL FUNDS	45

BMO LGM Emerging Markets Equity Fund (cont.)

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income and long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46	INTERNATIONAL AND GLOBAL FUNDS

BMO TCH Emerging Markets Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.55%	0.55%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	2.42%	2.42%
Total Annual Fund Operating Expenses	2.97%	3.22%
Fee Waiver and Expense Reimbursement(3)	(2.12)%	(2.22)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.85%	1.00%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.85% for Class I and 1.00% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$87	$448
3 Years	$718	$1,106
5 Years	$1,375	$1,788
10 Years	$3,138	$3,601

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in debt securities of emerging market governments, of companies located in emerging markets, or whose primary business activities or principal trading markets are in emerging markets. Debt securities include sovereign debt instruments and corporate bonds. The Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy,

INTERNATIONAL AND GLOBAL FUNDS	47

BMO TCH Emerging Markets Bond Fund (cont.)

Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. TCH may make adjustments to the list of emerging market countries from time to time based on economic criteria, market changes, or other factors.

Although the Fund invests primarily in investment grade securities (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality), the Fund may invest in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” generally in accordance with the Fund’s current benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified. High yield securities may represent more than 20% of the Index. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. Although the Fund expects to maintain an intermediate- to long-term average effective maturity, there are no maturity restrictions on individual holdings or on the overall portfolio. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations,

political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sovereign Debt Risks. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of inves-

48	INTERNATIONAL AND GLOBAL FUNDS

BMO TCH Emerging Markets Bond Fund (cont.)

ting in the Fund. The bar chart shows the Fund’s total returns for the 2014 calendar year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar year 2014)(1)

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (3.80)%.

During the period shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	5.29%
Worst quarter	12/31/2014	(1.85)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 9/30/13)
Return Before Taxes	8.17%	7.38%
Return After Taxes on Distributions	4.63%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	4.62%	4.15%
JP Morgan Emerging Markets Bond Global Diversified Index (reflects no deduction of fees, expenses or taxes)	7.43%	7.19%
LEMHCDFI (reflects deduction of fees and no deduction for sales charges or taxes)	1.40%	2.75%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I and after-tax returns for Class A will vary.

The JP Morgan Emerging Markets Bond Global Diversified Index tracks total returns for traded external debt instruments in the emerging markets and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

The Lipper Emerging Markets Hard Currency Debt Funds Index tracks the total return performance of the 30 largest funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2013. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2013. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since its inception in 2013. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since its inception in 2013. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

INTERNATIONAL AND GLOBAL FUNDS	49

BMO TCH Emerging Markets Bond Fund (cont.)

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50	INTERNATIONAL AND GLOBAL FUNDS

BMO Alternative Strategies Fund

Investment Objective:

The Fund seeks capital appreciation with an emphasis on absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70%	1.70%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	2.47%	2.47%
Dividend and Interest Expenses	0.52%	0.52%
Total Other Expenses	2.99%	2.99%
Acquired Fund Fees and Expenses(2)	0.05%	0.05%
Total Annual Fund Operating Expenses	4.74%	4.99%
Fee Waiver and Expense Reimbursement(3)	(2.22)%	(2.22)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	2.52%	2.77%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses, and Dividend and Interest Expenses) from exceeding 1.95% for Class I and 2.20% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$255	$766
3 Years	$1,229	$1,735
5 Years	$2,208	$2,705
10 Years	$4,678	$5,130

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period ended August 31, 2015, the Fund’s portfolio turnover rate (not annualized) was 119% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to provide attractive risk-adjusted returns over the long term, broad investment diversification, and to maintain lower volatility relative to the broad equity and fixed income

ALTERNATIVE FUNDS	51

BMO Alternative Strategies Fund (cont.)

markets by allocating the Fund’s assets across a variety of investment strategies, generally by employing multiple sub-advisers (each, a “Sub-Adviser”). In allocating the Fund’s assets among multiple Sub-Advisers, the Adviser seeks to diversify exposures across geographies, sectors, market capitalizations, and security types. A range of qualitative and quantitative factors is reviewed when determining the allocations to the Sub-Advisers, including each Sub-Adviser’s investment style, historical performance, and portfolio holdings.

The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, selecting the Fund’s Sub-Advisers, managing the Fund’s cash, allocating Fund assets among Sub-Advisers, and monitoring the performance of each Sub-Adviser. The Adviser also may manage a portion of the Fund’s assets to (i) properly position the overall portfolio from a risk management perspective; (ii) manage one or more of the strategies discussed below on a temporary or long-term basis; or (iii) make additional investments at its own discretion. CTC myCFO, LLC (CTC), one of the Fund’s Sub-Advisers and an affiliate of the Adviser, assists the Adviser in identifying and selecting the Sub-Advisers and determining the most appropriate allocation of the Fund’s assets among the Sub-Advisers. The identity and number of Sub-Advisers and the allocation of Fund assets among them will change over time.

Each Sub-Adviser other than CTC is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk.

The investment strategies that the Sub-Advisers may utilize generally include the following types of investments: (i) equity securities of companies of any market capitalization throughout the world (including the United States), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and exchange traded funds (ETFs); (ii) debt securities, which may include debt securities of governments throughout the world (including the United States) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the United States), below investment grade debt securities, including defaulted securities and distressed debt (commonly known as “junk bonds”), bank loans, and con-

vertible bonds; and (iii) foreign currencies. The Sub-Advisers invest without limitation in securities of any duration.

In addition, certain Sub-Advisers may engage in long and short sales transactions to employ their strategies. When a Sub-Adviser sells securities short for the Fund, it sells a security that the Fund does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete the short sale transaction, the Sub-Adviser buys the same security for the Fund in the market at a later date and returns it to the lender. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Sub-Advisers may invest in a variety of derivative instruments for hedging or investment purposes. Such derivative instruments may include: (i) futures contracts based on securities, indices, currencies, and/or U.S. government bonds; (ii) forward foreign currency exchange contracts; (iii) swaps, such as credit default swaps, total return swaps, and/or interest rate swaps; and (iv) call and put options on securities and indices, including writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts on securities and indices. The Sub-Advisers may use any of these derivatives in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A Sub-Adviser may choose not to hedge its positions. As a result of the Fund’s derivatives usage, the Fund may have economic leverage, which means that the sum of the Fund’s investment exposures through the use of its derivatives may exceed the amount of assets invested in the Fund, although these exposures may vary over time.

In addition to the specific Sub-Adviser Strategies described below, the Adviser may selectively implement an overlay strategy from time to time to manage the risk of the combined portfolio. The Adviser monitors the portion of assets allocated to each Sub-Adviser. The Adviser also reviews the risk profile of the overall portfolio and the Fund’s adherence to investment guidelines. The Adviser may implement the overlay strategy when the Adviser considers the overall portfolio to have more exposure to a certain type of risk than is appropriate, when the Adviser considers the Fund’s volatility to be higher or lower than desired, or to ensure adherence to investment guidelines. On occasion, the Adviser also may utilize the overlay strategy to seek additional returns. In implementing the overlay strategy, the Adviser expects to utilize derivative instruments, such as S&P 500 futures contracts, and may utilize other types of investments at times. The Adviser expects the overlay strategy will allow it to manage the Fund’s risks with more precision with the intent to deliver more consistent returns with lower volatility.

Sub-Adviser Strategies. The Adviser expects that the Sub-Advisers (and, at times, the Adviser) generally will implement one

52	ALTERNATIVE FUNDS

BMO Alternative Strategies Fund (cont.)

or more of the investment strategies summarized below. These strategies are similar to investment strategies traditionally employed by hedge funds, which include non-traditional or “alternative” strategies. These strategies may be used by a Sub-Adviser or Adviser to seek high total return, to provide hedging benefits, to manage volatility, and/or to provide market-neutral returns for the Fund. From time to time, the Fund may have little or no assets allocated to any one particular strategy in light of economic or other conditions (including the availability of Sub-Advisers), as determined by the Adviser in its sole discretion.

The descriptions of the following investment strategies are subjective, are not complete descriptions of any strategy, and may differ from classifications made by other investment firms that implement similar investment strategies.

Long/Short Equity Strategies: The Adviser or a Sub-Adviser (for purposes of this section only, each is referred to as an “Adviser”) employing a long/short equity strategy generally seeks to produce returns from investments in the equity markets by combining long and short positions in particular securities or markets. For example, in employing this strategy, an Adviser may use fundamental research to identify securities to buy long (with the expectation that they will increase in value) and sell short (with the expectation that they will decrease in value). Other methodologies, such as relative value or event driven, also may be utilized to determine which securities to buy long and which to sell short. Under this strategy, the Fund may purchase securities or sell securities short or use options and futures or other derivative instruments on securities, ETFs, or indices to gain long or short exposure to securities or markets. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Hedged Credit Strategies: A hedged credit (or long/short fixed income) strategy generally involves taking both long and short positions in fixed income securities across multiple sectors and credit quality ranges in one or more countries, including developed and emerging market countries. An Adviser that employs this strategy generally uses a fundamental driven approach to investing across the capital structure of a company and attempts to profit from investing in all aspects of a company’s capital structure through both long and short positions. Other methodologies, such as event driven also may be utilized to determine the long and short positions. In employing a hedged credit strategy, an Adviser may invest in a variety of fixed or variable rate debt instruments and other securities of all credit qualities including high yield bonds, distressed securities, and companies near, or in, bankruptcy. An Adviser also may invest in equity securities and other types of securities when employing this type of strategy. These securities may be currently out-of-favor, have low credit ratings, or be affected by other adverse factors. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that an Adviser believes the marketplace has not yet reflected. Under this strategy, the Fund may purchase securities or sell securities short and use collateralized debt obligations and derivative instruments, such as credit default swaps and equity options, to gain long or short exposure to securities or markets.

Event Driven Strategies: An event driven strategy seeks to profit from pricing inefficiencies that may result from specific, catalyst-driven events, such as mergers, spin-offs, corporate restructurings and management changes. Investments pursuant to this strategy focus on company-specific activities and seek to profit from specific events regardless of market direction. An Adviser employing this strategy for the Fund may invest in either equity or debt securities, may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Relative Value Strategies: A relative value strategy employs investment techniques that are intended to profit from pricing inefficiencies, which involves taking a position in one financial instrument while offsetting the position with another financial instrument to attempt to benefit from changes in price. For example, an Adviser utilizing this strategy may use fundamental monitoring of securities, with macro data analysis to determine the most attractive company-specific securities for both long and short positions. In addition, an Adviser may seek to identify pricing inefficiencies in volatile products, such as options, and buy or sell a combination of such products to profit from their mispricing. Under this strategy, an Adviser may purchase securities or sell securities short, including ETFs, and use derivative instruments, including over-the-counter and exchange traded instruments, such as futures, swaps, currency forwards, and options on securities, ETFs, or indices to realize pricing inefficiencies or to hedge the portfolio. An Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Macro Strategies: A macro strategy seeks to profit from anticipated changes in macroeconomic trends in the fixed income, equity, and foreign currency markets. For example, an Adviser may establish both long and short positions in interest rate, foreign exchange, equity, and credit markets (often through derivatives such as futures) based on its analysis of global economic conditions. An Adviser may use quantitative

ALTERNATIVE FUNDS	53

BMO Alternative Strategies Fund (cont.)

or other models to identify investment opportunities across asset classes and to forecast trends in the markets and/or may employ a managed futures strategy to profit from shifts in different markets. Certain Advisers may implement this strategy primarily through the use of managed futures. Under this strategy, an Adviser may purchase securities or sell securities short or use derivative instruments, such as futures and currency forwards to achieve the same effect. A macro strategy may be either tactical or strategic and an Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

In implementing these investment strategies, an Adviser may engage in frequent trading of securities. BMO Asset Management Corp. may, in its discretion, add to, delete from, or modify the categories of investment strategies employed by the Fund and one or more of the strategies described above may not be represented in the Fund’s holdings at any given time. In addition, in certain circumstances, an Adviser may make additional investments in pursuing its investment strategy.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Aggressive Investment Techniques and Strategies Risks. The Fund may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Bank Loan Risks. No active trading market may exist for some loans in which the Fund may invest and a secondary market for those loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may affect the ability of the Fund to accurately value the loan. In addition, certain loans may not be considered “securities,” and, therefore, the Fund may not be entitled to rely on the antifraud protections of the federal securities laws.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Collateralized Debt Obligations (CDO) Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally and also are subject to additional risks, such as liquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the quality of the collateral may decline in value, default, or be downgraded.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds, or corporate restructurings, may present special risks because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds, or corporate restructurings, may be subject to significant and unpredictable fluctuations.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

54	ALTERNATIVE FUNDS

BMO Alternative Strategies Fund (cont.)

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives Risks. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Credit Default Swap Risks. Credit default swaps are subject to general market risks, liquidity risks, and credit risks. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. If the Fund is a seller in a credit default swap and an event of default occurs, there may be a loss of value to the Fund.

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks, liquidity risks, and credit risks. A forward foreign currency exchange contract may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Leverage Risks. Derivatives and other investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested.

Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreement Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

Distressed Securities Risks. The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, possible imposition of foreign withholding taxes and trading restrictions or economic sanctions. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S.

ALTERNATIVE FUNDS	55

BMO Alternative Strategies Fund (cont.)

government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, there is a risk that these entities will default on a financial obligation.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations and supply and demand.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. An Adviser’s judgment about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, because portions of the Fund’s assets are managed by different Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other. Certain Advisers may be purchasing securities at the same time other Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of BMO Asset Management Corp. in allocating the Fund’s assets among the various investment strategies and Advisers. Because BMO Asset Management Corp. will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Advisers may have limited experience managing strategies within a registered investment company. Registered investment companies, unlike the private hedge funds the Advisers may typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.

Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may incur a higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund assets are focused in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

56	ALTERNATIVE FUNDS

BMO Alternative Strategies Fund (cont.)

Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited.

Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser

BMO Asset Management Corp.

Sub-Advisers

Sub-Advisers	Strategy
CTC myCFO, LLC (an affiliate of the Adviser)	Sub-Adviser Selection and Monitoring and Allocation across Strategies
Capstone Investment Advisors, LLC (Capstone)	Relative Value – Options Strategy
Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal)	Long/Short Equity/Event Driven Strategy – All Capitalization Ranges
Graham Capital Management, L.P. (Graham)	Macro – Tactical Trend Managed Futures Strategy
Iridian Asset Management LLC (Iridian)	Long/Short Equity Strategy – Midsize Capitalization Ranges
Pine River Capital Management L.P. (Pine River)	Relative Value – Global Equity Strategy
Sound Point Capital Management, L.P. (Sound Point)	Hedged Credit/Event Driven Strategy

Portfolio Managers. Lowell Yura and Kristina Kalebich are co-portfolio managers of the Fund. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has co-managed the Fund since its inception. Ms. Kalebich, Director – Alternatives Specialist, joined the Adviser in 2014 and has co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application.

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

ALTERNATIVE FUNDS	57

BMO Alternative Strategies Fund (cont.)

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

58	ALTERNATIVE FUNDS

BMO Global Long/Short Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	0.50%	None
Other Expenses(2)	0.90%	0.90%	0.90%	0.75%
Dividend and Interest Expenses	0.55%	0.55%	0.55%	0.55%
Total Other Expenses	1.45%	1.45%	1.45%	1.30%
Total Annual Fund Operating Expenses	2.45%	2.70%	2.95%	2.30%
Fee Waiver and Expense Reimbursement(3)	(0.55)%	(0.55)%	(0.55)%	(0.55)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.90%	2.15%	2.40%	1.75%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, Acquired Fund Fees and Expenses, and Dividend and Interest Expenses) from exceeding 1.35% for Class I, 1.60% for Class A, 1.85% for Class R3, and 1.20% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A	Class R3	Class R6
1 Year	$193	$707	$243	$178
3 Years	$711	$1,247	$861	$666

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the fiscal year end, portfolio turnover information is not available.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in equity securities or equity-related securities, including both long and short positions and derivative instruments that provide exposure to equity securities. The Fund normally invests at least 40% of its net assets in equity securities of companies located outside the United States, including emerging market countries, and will be diversified among at least three countries. Equity securities in which the Fund may invest include common stock, preferred stock, depositary receipts, rights, warrants, and exchange-traded funds

ALTERNATIVE FUNDS	59

BMO Global Long/Short Equity Fund (cont.)

(ETFs). The Fund also may invest in convertible securities (fixed income securities convertible into shares of common or preferred stock), which the Fund treats as both fixed income and equity securities for purposes of its investment policies and limitations. In determining where a company is located, the Adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. The Fund may invest in companies across all market capitalizations.

The Adviser seeks to achieve the Fund’s investment objective by taking both long and short positions in global equity securities. The Adviser combines a quantitative approach with a fundamental bottom-up (company-specific) and top-down (market-level) analysis that seeks to provide the Fund with lower downside risk and meaningful upside participation relative to the MSCI All Country World Index, the Fund’s primary benchmark index.

The Fund’s Adviser focuses on companies for “long” positions that it believes are fundamentally strong, have attractive valuations, possess growing investor interest, and may outperform the overall equity market. Using a unique, quantitative approach based on multi-factor risk/return models, the Adviser selects equity securities that it believes will provide higher returns than its benchmark index. The multi-factor risk/return models incorporate numerous factors including (but not limited to) valuation, earnings quality, earnings growth potential, and earnings and price momentum. The Adviser uses the multi-factor risk/return models to compare various investment opportunities. The Adviser invests in those securities it believes will provide a better return relative to their risk than other securities. The Adviser may sell a security for numerous reasons. The Adviser considers whether to sell a security when a company’s fundamentals deteriorate or the Adviser believes a company’s fundamentals will deteriorate, when another security appears to provide the potential for a better return relative to its risk, if the Adviser believes the security is no longer attractively valued, or if the Adviser believes the security will no longer help the Fund achieve its investment objective. The Adviser may sell a security to manage the size of a holding or sector weighting or to fund redemptions.

The Fund’s Adviser focuses on companies for “short” positions that it believes are fundamentally challenged, are overvalued, are experiencing deteriorating investor interest, and may underperform the overall equity market. The Adviser uses essentially the same quantitative approach based on multi-factor risk/return models to identify potential short opportunities, but augments the model to account for securities that are difficult to short due to size and availability of securities and to eliminate short positions with risk profiles the Adviser considers unattractive.

The Fund may invest in various derivatives instruments for purposes of pursuing its investment objective, for risk management, portfolio management, earning income, managing target duration, gaining exposure to a particular asset class, or hedging its exposure to particular investments or non-U.S. currencies. Such derivative instruments may include: (i) currency futures, forwards, options, and swaps; (ii) index futures, forwards, options, and swaps; (iii) equity futures, forwards, options, and swaps; and (iv) forward foreign currency exchange contracts.

The Adviser’s long/short exposure will vary over time based on the Adviser’s assessments of market conditions and other factors. From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available. In implementing the investment strategies, the Adviser may engage in frequent trading.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset Segregation Risks. As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Convertible Security Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes

60	ALTERNATIVE FUNDS

BMO Global Long/Short Equity Fund (cont.)

in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives Risks. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and an Adviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative also may not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risks. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risks. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, possible imposition of foreign withholding taxes, and trading restrictions or economic sanctions. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

New Fund Risks. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Board may recommend liquidation and termination of the Fund at any time.

Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may incur a higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Quantitative Model and Information Risks. When the quantitative models (Models) and information and data (Data) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may

ALTERNATIVE FUNDS	61

BMO Global Long/Short Equity Fund (cont.)

realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund assets are focused in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited. Taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt have co-managed the Fund since its inception in 2015. Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005. Mr. Rosenblatt, a Portfolio Manager of the Adviser, joined the Adviser in 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares.

For Class A, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class A or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application.

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

62	ALTERNATIVE FUNDS

BMO Ultra-Short Tax-Free Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.47%	0.22%	0.22%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.63%	0.38%	0.63%
Fee Waiver and Expense Reimbursement(5)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.56%	0.31%	0.56%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100,000,000 of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y, 0.30% for Class I, and 0.55% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$57	$32	$256
3 Years	$195	$115	$391
5 Years	$344	$206	$537
10 Years	$780	$474	$964

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a tax-

FIXED INCOME FUNDS	63

BMO Ultra-Short Tax-Free Fund (cont.)

able account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one year or less. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund invests primarily in municipal securities within the investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include fixed and floating rate debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). Fund investments are selected after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

64	FIXED INCOME FUNDS

BMO Ultra-Short Tax-Free Fund (cont.)

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of broad measures of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2010-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.04%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2010	0.54%
Worst quarter	6/30/2013	(0.12)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class Y (Inception 9/30/09)
Return Before Taxes	0.91%	1.12%	1.17%
Return After Taxes on Distributions	0.90%	1.11%	1.17%
Return After Taxes on Distributions and Sale of Fund Shares	0.72%	1.08%	1.12%
Class I (Inception 9/30/09)
Return Before Taxes	1.16%	1.37%	1.40%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)*	0.30%	0.50%	0.54%
B1MBI (reflects deduction of fees and no deduction for sales charges or taxes)	0.59%	0.99%	1.10%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.04%	1.34%	1.36%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

*	The benchmark for the Fund is a blended benchmark, which consists of 50% Barclays 1 Year Municipal Bond Index (B1MBI) and 50% iMoneyNet Money Market Fund Report Tax Free National Retail Index (IMNTFNR).

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays 1 Year Municipal Bond Index (B1MBI) is the 1-year component of the Barclays Capital Municipal Bond Index, which

FIXED INCOME FUNDS	65

BMO Ultra-Short Tax-Free Fund (cont.)

is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.

The iMoneyNet Money Market Fund Report Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron are co-portfolio managers of the Fund. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has co-managed the Fund since May 2015. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since its inception in 2009. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

66	FIXED INCOME FUNDS

BMO Short Tax-Free Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.64%	0.39%	0.39%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.60%	0.85%
Fee Waiver and Expense Reimbursement(4)	(0.29)%	(0.19)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.56%	0.41%	0.56%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y, 0.40% for Class I, and 0.55% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$57	$42	$256
3 Years	$242	$173	$437
5 Years	$443	$316	$634
10 Years	$1,022	$732	$1,202

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

FIXED INCOME FUNDS	67

BMO Short Tax-Free Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

68	FIXED INCOME FUNDS

BMO Short Tax-Free Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2013-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.79%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2014	0.93%
Worst quarter	6/30/2013	(0.89)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class Y (Inception 11/29/12)
Return Before Taxes	2.99%	2.30%
Return After Taxes on Distributions	2.95%	2.27%
Return After Taxes on Distributions and Sale of Fund Shares	2.21%	2.03%
Class I (Inception 11/29/12)
Return Before Taxes	3.25%	2.50%
BSMI (reflects no deduction for fees, expenses or taxes)	1.31%	1.16%
LSMDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.04%	0.62%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays Short (1 – 5 Year) Municipal Index (BSMI) includes investment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.

The Lipper Short Municipal Debt Funds Index (LSMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron are co-portfolio managers of the Fund. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has co-managed the Fund since May 2015. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since May 2015. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for

FIXED INCOME FUNDS	69

BMO Short Tax-Free Fund (cont.)

business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

70	FIXED INCOME FUNDS

BMO Short-Term Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.19%	0.19%	0.19%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.53%	0.28%	0.28%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.74%	0.49%	0.74%
Fee Waiver and Expense Reimbursement(5)	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.62%	0.37%	0.62%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.20% on the Fund’s first $100,000,000 of average daily net assets, 0.19% on the next $150 million of average daily net assets, 0.17% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.60% for Class Y, 0.35% for Class I, and 0.60% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$63	$38	$262
3 Years	$224	$145	$420
5 Years	$400	$262	$592
10 Years	$907	$604	$1,089

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher

FIXED INCOME FUNDS	71

BMO Short-Term Income Fund (cont.)

portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in fixed income securities. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and bank instruments, repurchase agreements, and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments. The Adviser changes the Fund’s weightings in these fixed income asset classes as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the

72	FIXED INCOME FUNDS

BMO Short-Term Income Fund (cont.)

returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.84%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	4.02%
Worst quarter	9/30/2008	(2.68)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (5/31/07)
Class Y (Inception 11/1/92)
Return Before Taxes	0.76%	2.50%	3.29%	N.A.
Return After Taxes on Distributions	0.24%	1.78%	2.19%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	0.43%	1.65%	2.13%	N.A.
Class I (Inception 5/31/07)
Return Before Taxes	1.01%	2.78%	N.A.	3.45%
ML 1-3 (reflects no deduction of fees, expenses or taxes)	0.78%	1.47%	2.86%	4.28%
LSIGDI (reflects deduction of fees and no deduction for sales charges or taxes)	0.99%	2.33%	2.77%	2.61%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is

FIXED INCOME FUNDS	73

BMO Short-Term Income Fund (cont.)

realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML 1-3) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. ML 1-3 is produced by Merrill Lynch Pierce Fenner & Smith.

The Lipper Short Investment-Grade Debt Funds Index (LSIGDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Senior Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

74	FIXED INCOME FUNDS

BMO Intermediate Tax-Free Fund

Investment Objective:

To provide a high level of current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.46%	0.21%	0.21%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.59%	0.34%	0.59%
Fee Waiver and Expense Reimbursement(5)	(0.03)%	—	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.56%	0.34%	0.56%
(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets, 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y, 0.50% for Class I, and 0.55% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$57	$35	$405
3 Years	$186	$109	$529
5 Years	$326	$191	$665
10 Years	$735	$431	$1,059

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and

FIXED INCOME FUNDS	75

BMO Intermediate Tax-Free Fund (cont.)

may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 10% of its assets in municipal securities that are below investment grade, also known as high yield securities or “junk bonds.” Municipal securities include debt obligations of states, territories, and possessions of the U.S. and political subdivisions, and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

76	FIXED INCOME FUNDS

BMO Intermediate Tax-Free Fund (cont.)

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 1.55%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	12/31/2010	(3.16)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (12/27/10)
Class Y (Inception 2/1/94)
Return Before Taxes	7.34%	4.85%	4.61%	N.A.
Return After Taxes on Distributions	7.33%	4.79%	4.50%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	5.27%	4.43%	4.33%	N.A.
Class I (Inception 12/27/10)
Return Before Taxes	7.66%	N.A.	N.A.	5.45%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	6.36%	4.31%	4.35%	4.23%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	6.38%	4.17%	3.85%	4.59%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

FIXED INCOME FUNDS	77

BMO Intermediate Tax-Free Fund (cont.)

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays 1-15 Year Blend Municipal Bond Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.

The Lipper Intermediate Municipal Debt Funds Index (LIMDI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron are co-portfolio managers of the Fund. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has managed the Fund since its inception in 1994. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since May 2015. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since August 2015. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015 and has co-managed the Fund since October 2015. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

78	FIXED INCOME FUNDS

BMO Mortgage Income Fund

Investment Objective:

To provide current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.24%	0.24%	0.24%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.61%	0.36%	0.36%
Total Annual Fund Operating Expenses	0.85%	0.60%	0.85%
Fee Waiver and Expense Reimbursement(4)	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.80%	0.55%	0.80%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the
Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets and 0.20% on assets in excess of $100,000,000.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y, 0.55% for Class I, and 0.80% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$82	$56	$429
3 Years	$266	$187	$607
5 Years	$466	$330	$800
10 Years	$1,044	$745	$1,358

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in mortgage-related securities issued or sponsored by the U.S. government or its agencies and instrumentalities. The securities in which the Fund invests generally will have a minimum rating no lower than the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated

FIXED INCOME FUNDS	79

BMO Mortgage Income Fund (cont.)

and considered by the Adviser to be comparable in quality) at the time of purchase.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation. The Fund also may invest in non-agency asset-backed and mortgage-backed securities.

The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total

80	FIXED INCOME FUNDS

BMO Mortgage Income Fund (cont.)

returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 1.82%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.39%
Worst quarter	6/30/2013	(2.39)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	10 Year	Since Class I Inception (5/31/07)
Class Y (Inception 12/13/92)
Return Before Taxes	5.35%	3.77%	4.41%	N.A.
Return After Taxes on Distributions	4.06%	2.29%	2.77%	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	2.41%	2.82%	N.A.
Class I (Inception 5/31/07)
Return Before Taxes	5.73%	4.03%	N.A.	5.00%
BMI (reflects no deduction for fees, expenses or taxes)	6.08%	3.73%	4.75%	5.81%
LUSMI (reflects deduction of fees and no deduction for sales charges or taxes)	5.87%	4.27%	4.44%	4.78%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after -tax return.

The Barclays U.S. MBS Index (BMI) tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae, Freddie Mac, and Fannie Mae.

The Lipper U.S. Mortgage Funds Index (LUSMI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Scott M. Kimball and Daniela Mardarovici co-manage the Fund. Mr. Kimball, a Director and a Portfolio Manager of the Adviser, joined the Adviser’s affiliate, Taplin, Canida & Habacht, LLC (TCH) in 2007 and has co-managed the Fund since August 2013. Ms. Mardarovici, a Director and a Portfolio Manager of the Adviser, joined TCH in 2012 and has co-managed the Fund since August 2013.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

FIXED INCOME FUNDS	81

BMO Mortgage Income Fund (cont.)

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

82	FIXED INCOME FUNDS

BMO TCH Intermediate Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.24%	0.24%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.33%	0.33%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.58%	0.83%
Fee Waiver and Expense Reimbursement(5)	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(5)	0.56%	0.81%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the
Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets and 0.20% on assets in excess of $100,000,000.

(4)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(5)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class I and 0.80% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$57	$430
3 Years	$184	$604
5 Years	$322	$792
10 Years	$724	$1,338

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

FIXED INCOME FUNDS	83

BMO TCH Intermediate Income Fund (cont.)

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, to be comparable in quality) at the time of purchase and repurchase agreements and U.S. government securities. TCH changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of two to eight years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S.

government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

84	FIXED INCOME FUNDS

BMO TCH Intermediate Income Fund (cont.)

Class I—Annual Total Returns (calendar years 2008-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares. The annual total returns for Class Y shares for 2005, 2006, and 2007 were 2.01%, 4.09%, and 4.61%, respectively.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (0.53)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	17.59%
Worst quarter	12/31/2008	(7.71)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class I (Inception 5/31/07)(2)
Return Before Taxes(3)	3.68%	4.58%	4.90%
Return After Taxes on Distributions	2.71%	3.81%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	2.08%	3.24%	3.35%
BIGCBI (reflects no deduction for fees, expenses or taxes)	3.12%	3.54%	5.42%
LSIDF (reflects deduction of fees and no deduction for sales charges or taxes)	2.14%	3.35%	3.88%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.

(2)	The table previously reflected the performance of the Class Y shares. On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

(3)	The 10-Year average annual total return before taxes based on the combination of the performance of Class I shares and the performance of Class Y shares for the period prior to the inception of Class I, not adjusted for difference in expenses of the classes, is 4.46%.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays U.S. Intermediate Government/Credit Bond Index (BIGCBI) is an index comprised of government and corporate bonds rated BBB by Standard & Poor’s or higher with maturities between one and ten years.

The Lipper Short-Intermediate Investment-Grade Debt Funds Index (LSIDF) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since July 2013. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since July 2013. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since July 2013. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

FIXED INCOME FUNDS	85

BMO TCH Intermediate Income Fund (cont.)

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

86	FIXED INCOME FUNDS

BMO TCH Corporate Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.19%	0.19%	0.19%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.51%	0.26%	0.26%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.71%	0.46%	0.71%
Fee Waiver and Expense Reimbursement(4)	(0.11)%	—	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.60%	0.46%	0.60%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0. 59% for Class Y, 0.55% for Class I, and 0.59% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$61	$47	$409
3 Years	$216	$148	$558
5 Years	$384	$258	$721
10 Years	$872	$579	$1,192

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in corporate debt securities, including convertible debt securities. Although the

FIXED INCOME FUNDS	87

BMO TCH Corporate Income Fund (cont.)

Fund will invest primarily in U.S. dollar denominated securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” and non-U.S. dollar denominated foreign debt securities. The Fund also may invest in U.S. government securities, asset-backed and mortgage-backed securities, and U.S. dollar denominated foreign debt securities.

The Fund’s sub-adviser is Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to fifteen years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

88	FIXED INCOME FUNDS

BMO TCH Corporate Income Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2009-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (2.99)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	10.83%
Worst quarter	6/30/2013	(2.76)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class Y (Inception 12/22/08)
Return Before Taxes	6.94%	7.21%	9.76%
Return After Taxes on Distributions	5.39%	5.31%	7.80%
Return After Taxes on Distributions and Sale of Fund Shares	3.99%	4.93%	7.00%
Class I (Inception 12/22/08)
Return Before Taxes	7.06%	7.38%	9.95%
BCI (reflects no deduction for fees, expenses or taxes)	7.49%	6.25%	7.87%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	5.62%	5.62%	7.36%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays U.S. Credit Index (BCI) is an index that covers U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2008. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and has co-managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since December 2015.

FIXED INCOME FUNDS	89

BMO TCH Corporate Income Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

90	FIXED INCOME FUNDS

BMO TCH Core Plus Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	0.55%
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)(3)	0.13%	0.13%	0.13%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.45%	0.20%	0.20%
Total Annual Fund Operating Expenses(4)	0.58%	0.33%	0.58%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Management Fees and Other Expenses have been restated to reflect current fees.

(3)	The management fee disclosed is a blended fee based on the Fund’s total assets as of August 31, 2015. Under the investment advisory agreement, the Fund pays a management fee of 0.25% on the Fund’s first $100,000,000 of average daily net assets , 0.16% on the next $150 million of average daily net assets, 0.12% on the next $250 million of average daily net assets, and 0.10% on assets in excess of $500 million.

(4)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.59% for Class Y, 0.55% for Class I, and 0.59% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$59	$34	$407
3 Years	$186	$106	$529
5 Years	$324	$185	$662
10 Years	$726	$418	$1,050

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. Although the Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in foreign debt securities, all or a portion of which may be emerging markets debt securities.

FIXED INCOME FUNDS	91

BMO TCH Core Plus Bond Fund (cont.)

The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for maximizing total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

92	FIXED INCOME FUNDS

BMO TCH Core Plus Bond Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2009-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was (1.46)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.53%
Worst quarter	6/30/2013	(2.92)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	5 Year	Since Inception
Class Y (Inception 12/22/08)
Return Before Taxes	6.43%	6.19%	7.32%
Return After Taxes on Distributions	5.01%	4.55%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	3.72%	4.22%	5.15%
Class I (Inception 12/22/08)
Return Before Taxes	6.59%	6.42%	7.56%
BABI (reflects no deduction for fees, expenses or taxes)	5.95%	4.45%	4.72%
LCPBFI (reflects deduction of fees and no deduction for sales charges or taxes)	5.62%	5.62%	7.36%
(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares charge a front-end sales charge, so the performance of Class A shares reflecting the payment of sales charges would be lower than Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Barclays U.S. Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.

The Lipper Core Plus Bond Funds Index (LCPBFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, an affiliate of the Adviser.

Portfolio Managers. William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2008. Mr. Kimball, Vice President and Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, Vice President and Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012. Mr. Reda, Vice President and Portfolio Manager of TCH, joined TCH in 2001 and

FIXED INCOME FUNDS	93

BMO TCH Core Plus Bond Fund (cont.)

has managed the Fund since December 2015. Ms. Woodward, President and Portfolio Manager of TCH, joined TCH in 2007 and has managed the Fund since December 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $1,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

94	FIXED INCOME FUNDS

BMO Monegy High Yield Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Purchase of Class A Shares – Class A Shares – Sales Charge” on page 130 of this Prospectus and under “How to Buy Shares – Class A Shares – Waivers and Reductions of Sales Charges” beginning on page 131 of this Prospectus and “How to Buy Shares” beginning on page B-47 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	1.00%
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.51%	0.51%
Total Annual Fund Operating Expenses	1.01%	1.26%
Fee Waiver and Expense Reimbursement(3)	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.65%	0.90%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Other Expenses have been restated to reflect current fees.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.65% for Class I and 0.90% for Class A through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class I	Class A
1 Year	$66	$439
3 Years	$286	$701
5 Years	$523	$984
10 Years	$1,204	$1,789

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells high yield securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a diversified portfolio of domestic and foreign high yield, high risk fixed income securities (also referred to as “junk bonds”) within the non-investment grade corporate bond market. The Fund may invest in high yield, high risk fixed income securities of any maturity. The Fund’s sub-adviser seeks to generate excess returns by effectively balancing risk and reward through vigorous asset selection criteria and continuous monitoring of portfolio positions.

The Fund’s sub-adviser, Monegy, Inc. (Monegy), an affiliate of the Adviser, follows a disciplined investment approach that combines quantitative investment screening processes with

FIXED INCOME FUNDS	95

BMO Monegy High Yield Bond Fund (cont.)

traditional fundamental credit analysis. The portfolio is monitored to determine the risk and reward characteristics of each security, which allows the Fund to generate long term excess returns with lower levels of volatility than The BofA Merrill Lynch US High Yield Constrained Index® and The BofA Merrill Lynch US High Yield, BB-B Rated, Constrained Index®. The use of quantitative tools measures credit risk objectively and captures continuous changes in risk and return efficiently. High levels of diversification minimize the portfolio impact of principal losses stemming from unexpected default and other event risks.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. Monegy’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

96	FIXED INCOME FUNDS

BMO Monegy High Yield Bond Fund (cont.)

Class I—Annual Total Returns (calendar years 2012-2014)(1)

(1)	The bar chart previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the bar chart reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

The return for the Class I shares of the Fund from January 1, 2015 through September 30, 2015 was (1.31)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2012	4.03%
Worst quarter	9/30/2014	(2.18)%

Average Annual Total Returns through 12/31/14(1)

	1 Year	Since Inception
Class I (Inception 12/29/11)(2)
Return Before Taxes	0.95%	5.90%
Return After Taxes on Distributions	(2.04)%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	0.97%	3.50%
MLHYI (reflects no deduction for fees, expenses or taxes)	3.49%	8.03%
LHYBFI (reflects deduction of fees and no deduction for sales charges or taxes)	2.24%	8.32%
LHYFI (reflects deduction of fees and no deduction for sales charges or taxes)	7.63%	11.49%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, the performance of Class A shares will be lower than the performance of the Class I shares because the Class A shares have higher Total Annual Fund Operating Expenses. In addition, Class A shares charge a front-end sales charge, which also will lower the performance of Class A shares.
(2)	The table previously reflected the performance of the Class Y shares. On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. As a result of the conversion, performance set forth in the table reflects the performance of the Class I shares rather than the Class Y shares. The Fund no longer offers Class Y shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class A will vary.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss is realized on the sale of Fund shares which provides an assumed tax benefit to the shareholder that increases the after-tax return.

The Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index (MLHYI) tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer.

The Lipper High Yield Bond Funds Index (LHYBFI) tracks the total return performance of the 30 largest funds included in this Lipper category. The Fund’s comparative index was changed to the LHYBFI as it was determined to provide a more useful comparison based on the Fund’s investments.

The Lipper High Current Yield Funds Index (LHYFI) tracks the total return performance of the 30 largest funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Monegy, Inc., an affiliate of the Adviser.

Portfolio Managers. Lori J. Marchildon and Vincent Huang are co-portfolio managers of the Fund. Ms. Marchildon, Portfolio Manager, joined Monegy in 2001 and has co-managed the Fund since its inception in 2011. Mr. Huang, Associate Portfolio Manager, joined Monegy in 2007 and has co-managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $1,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for

FIXED INCOME FUNDS	97

BMO Monegy High Yield Bond Fund (cont.)

business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98	FIXED INCOME FUNDS

BMO Government Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.33%	0.08%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.54%	0.29%
Fee Waiver and Expense Reimbursement(3)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.46%	0.21%

(1)	Prior to the date hereof, the Premier Class shares of the Fund were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares and differ in name only.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses(excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for the Premier Class through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Premier Class
1 Year	$47	$22
3 Years	$165	$85
5 Years	$294	$155
10 Years	$669	$360

Principal Investment Strategies

The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations (collectively referred to as U.S. government securities). The Fund intends to operate as a “government money market fund” within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, effective February 27, 2016, the Fund will invest at least 99.5% of its assets in U.S. government securities. The Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.

Prior to October 14, 2016, the securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 14, 2016, the Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition,

MONEY MARKET FUNDS	99

BMO Government Money Market Fund (cont.)

sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund does not intend to impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, but reserves the right to change this policy, subject to providing advance notice of any such change. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Regulatory Changes Risk. In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current

100	MONEY MARKET FUNDS

BMO Government Money Market Fund (cont.)

7-Day Net Yield or updated performance information at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2006	1.24%
Worst quarter	3/31/2010	0.00%

7-Day Net Yield as of December 31, 2014 was 0.01%.

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year
Class Y (Inception 5/17/04)	0.01%	0.01%	1.44%
Premier Class (Inception 5/28/04)	0.01%	0.02%	1.57%
INGMMI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.01%	1.24%
LUSGMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.01%	1.33%

The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	101

BMO Tax-Free Money Market Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class	(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses	0.33%	0.08%
Total Annual Fund Operating Expenses	0.53%	0.28%
Fee Waiver and Expense Reimbursement(2)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.45%	0.20%

(1)	Prior to the date hereof, the Premier Class shares of the Fund were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares and differ in name only.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Premier Class
1 Year	$46	$20
3 Years	$162	$82
5 Years	$288	$149
10 Years	$657	$348

Principal Investment Strategies

The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments, and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all of the Fund’s portfolio securities on an ongoing basis by reviewing financial data and ratings of nationally recognized statistical rating organizations (NRSROs). Prior to October 14, 2016, the securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 14, 2016, the Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to

102	MONEY MARKET FUNDS

BMO Tax-Free Money Market Fund (cont.)

market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 60 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth, current and expected interest rates and inflation, and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

Principal Risks

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund does not intend to impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, but reserves the right to change this policy, subject to providing advance notice of any such change. An investment in the Fund is not a deposit of BMO Harris Bank, N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time.

Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s manager will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Regulatory Changes Risk. In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

MONEY MARKET FUNDS	103

BMO Tax-Free Money Market Fund (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.02%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	0.85%
Worst quarter	3/31/2014	0.00%

7-Day Net Yield as of December 31, 2014 was 0.01%.

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Premier Class Inception (6/29/05)
Class Y (Inception 9/22/04)	0.02%	0.06%	1.18%	N.A.
Premier Class (Inception 6/29/05)	0.02%	0.21%	N.A.	1.34%
IMNTFNR (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.02%	0.99%	0.95%
LTEMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	0.02%	1.00%	N.A. (1)

(1)	Returns for the Lipper Tax-Exempt Money Market Funds Index are not available for this period.

The iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Tax-Exempt Money Market Funds Index (LTEMMFI) tracks the total return performance of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Manager. Peter J. Arts, Boyd R. Eager, and Craig J. Mauermann co-manage the Fund. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since May 2015. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since May 2015. Craig J. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has managed or co-managed the Fund since its inception in 2004.

Purchase and Sale of Fund Shares

The Fund intends to qualify as a retail money market fund effective October 14, 2016. Accordingly, the Fund intends to limit investments in the Fund to accounts beneficially owned by natural persons.

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

104	MONEY MARKET FUNDS

BMO Tax-Free Money Market Fund (cont.)

BMO Funds Website. Go to www.bmofunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are primarily exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	105

BMO Prime Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Premier Class	(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%	0.14%
Distribution (12b-1) Fees	None	None
Other Expenses	0.31%	0.06%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	0.46%	0.21%

(1)	Prior to the date hereof, the Premier Class shares of the Fund were referred to as “Institutional Class (Class I)” shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares and differ in name only.

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Premier Class through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Premier Class
1 Year	$47	$22
3 Years	$148	$68
5 Years	$258	$118
10 Years	$579	$268

Principal Investment Strategies

The Fund invests in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. Prior to October 14, 2016, the securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 14, 2016, the Fund may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.

Principal Risks

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for

106	MONEY MARKET FUNDS

BMO Prime Money Market Fund (cont.)

them. The Fund does not intend to impose a fee upon sale of your shares or temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, but reserves the right to change this policy, subject to providing advance notice of any such change. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The Adviser has no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser will provide financial support to the Fund at any time. In addition, the Fund is subject to the following risks.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Foreign Securities Risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments, which developments may be similar to or greater than those experienced by domestic issuers. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the trading market for a particular type of security becomes less liquid or the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that interest may be taxable on a municipal security that is otherwise expected to produce tax-exempt interest.

Regulatory Changes Risk. In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Sovereign Debt Risks. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment. Financial markets have

MONEY MARKET FUNDS	107

BMO Prime Money Market Fund (cont.)

recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofunds.com.

Class Y—Annual Total Returns (calendar years 2005-2014)

The return for the Class Y shares of the Fund from January 1, 2015 through September 30, 2015 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	1.26%
Worst quarter	3/31/2013	0.00%

7-Day Net Yield as of December 31, 2014 was 0.02%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year
Class Y (Inception 11/23/92)	0.01%	0.01%	1.57%
Premier Class (Inception 4/3/00)	0.01%	0.12%	1.76%
MFRA (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.02%	1.40%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	0.02%	1.45%

The iMoneyNet, Inc. Money Fund Report Averages (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Money Market Instrument Funds Index (LMMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts and Boyd R. Eager have co-managed the Fund since February 2012. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996.

Purchase and Sale of Fund Shares

The Fund intends to qualify as a retail money market fund effective October 14, 2016. Accordingly, the Fund intends to limit investments in the Fund to accounts beneficially owned by natural persons.

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10,000,000 for Premier Class shares. For Class Y, the minimum subsequent purchase amount is $50.

Sale of Fund Shares. You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Checkwriting. Write a check in an amount of at least $250.

108	MONEY MARKET FUNDS

BMO Prime Money Market Fund (cont.)

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	109

Additional Information Regarding Principal Investment Strategies and Risks

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds may invest in the following securities and use the following investment techniques as part of their investment strategies. Some of these securities and investment techniques involve special risks, as described below and summarized in the “Fund Summary” section above for each respective Fund. The chart below presents the types of securities in which each Fund may invest as part of its principal investment strategies. Each Fund that has adopted a non-fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy. The ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND and INTERMEDIATE TAX-FREE FUND, which have each adopted a fundamental policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by its name, may only change this policy with shareholder approval.

	Low Volatility Equity	Dividend Income	Large- Cap Value	Large- Cap Growth	Mid- Cap Value	Mid- Cap Growth	Small- Cap Value	Small- Cap Core	Small- Cap Growth	Global Low Volatility Equity	Disciplined Interna- tional Equity	Pyrford International Stock	LGM Emerging Markets Equity	Global Long/ Short Equity	Alternative Strategies
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities										✓	✓	✓	✓	✓	✓

	Discip- lined Inter- national Equity	Pyrford Inter- national Stock	Global Long/ Short Equtiy	Alternative Strategies	Ultra Short Tax- Free	Short Tax- Free	Short- Term Income	Inter- mediate Tax- Free	Mortgage Income	TCH Inter- mediate Income	TCH Corporate Income	TCH Core Plus Bond	Monegy High Yield Bond	TCH Emerging Markets Bond	Govern- ment Money Market	Tax-Free Money Market	Prime Money Market
Fixed Income Securities:
Asset-Backed/Mortgage-Backed Securities				✓			✓		✓	✓	✓	✓					✓
Bank Instruments				✓			✓						✓				✓
Collateralized Debt Obligations				✓
Commercial Paper				✓	✓	✓	✓						✓			✓	✓
Convertible Securities	✓		✓	✓									✓
Corporate Debt Securities				✓	✓	✓	✓	✓		✓	✓	✓	✓	✓			✓
Demand Instruments				✓	✓	✓		✓								✓	✓
Dollar Rolls				✓			✓		✓	✓
Foreign Securities											✓	✓	✓	✓			✓
Funding Agreements																	✓
High Yield Securities				✓	✓	✓		✓			✓	✓	✓	✓
Municipal Securities					✓	✓	✓	✓								✓	✓
Repurchase Agreements				✓			✓			✓					✓		✓
Sovereign Debt				✓										✓			✓
U.S. Government Securities				✓			✓		✓	✓	✓	✓			✓		✓
Variable Rate Demand Instruments				✓	✓	✓		✓							✓	✓	✓
Derivatives:
Futures Contracts			✓	✓
Options			✓	✓
Swap Agreements			✓	✓
Forward Foreign Currency Exchange Contracts	✓	✓	✓	✓
Forward Contracts			✓	✓
Short Sales			✓	✓
Investment Companies:
Exchange-Traded Funds	✓		✓	✓
Other Investment Companies				✓			✓	✓								✓

110	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

	Low Volatility Equity	Dividend Income	Large- Cap Value	Large- Cap Growth	Mid-Cap Value	Mid-Cap Growth	Small- Cap Value	Small- Cap Core	Small- Cap Growth	Global Low Volatility Equity	Disciplined Interna- tional Equity	Pyrford International Stock	LGM Emerging Markets Equity	TCH Emerging Markets Bond	Global Long/ Short Equity	Alternative Strategies
Investment Techniques:
Multi-Manager Structure																✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

	Ultra Short Tax- Free	Short Tax- Free	Short- Term Income	Inter- mediate Tax- Free	Mortgage Income	TCH Inter- mediate Income	TCH Corp- orate Income	TCH Core Plus Bond	Monegy High Yield Bond	Govern- ment Money Market	Tax-Free Money Market	Prime Money Market
Investment Techniques (continued):
Multi-Manager Structure
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Equity Securities

An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A Fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a Fund that invests a significant portion of its assets in fixed income securities. Companies generally have discretion as to the payment of any dividends or distributions.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct effect on the value of its common stock.

Foreign Securities

Foreign securities include securities:

•	of issuers domiciled outside of the United States, including securities issued by foreign governments,

•	that primarily trade on a foreign securities exchange or in a foreign market, or

•	that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings, which limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. A credit enhancement is an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing the credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement (except for the MONEY MARKET FUNDS, where otherwise required by applicable regulation).

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	111

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Asset-Backed/Mortgage-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks.

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages, deducts its fees and expenses, and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. The Adviser treats mortgage-backed securities guaranteed by a government-sponsored entity as if issued or guaranteed by a federal agency. While such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Bank Loans. Bank loans are a type of fixed income security that may be issued in connection with recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings, among others. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Collateralized Debt Obligations (CDOs). CDOs are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, Real Estate Investment Trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Convertible Securities. Convertible securities are fixed income securities which may be exchanged for equity securities under certain circumstances at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock or may be exposed to the interest rate or credit risk of the issuer.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand.

112	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a predetermined price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

High Yield Securities. High yield securities are debt securities that are rated below investment-grade. While high yield securities may offer higher yields than investment-grade securities, they are predominantly considered to have speculative characteristics and are sometimes called “junk bonds.”

Municipal Securities. Municipal securities, including municipal bonds and notes, are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities also may issue notes to fund capital projects prior to issuing long-term bonds. Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Municipal securities also may be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies. The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Sovereign Debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies and may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	113

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans, or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The MONEY MARKET FUNDS treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Derivatives

Derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, indices, or other reference measures (reference instrument) and may relate to, among other things, stocks, bonds, interest rates, currencies, credit ratings, commodities, related indices, or other market factors. Most types of derivatives or derivatives transactions allow a Fund to gain or reduce exposure to the value of an underlying reference instrument without actually owning or selling the instrument. Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect certain of a Fund’s investments from a decline in value. Derivative instruments also may be used for other purposes, including to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments, or enhance total return.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Forward foreign currency exchange contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying financial instrument or other tangible asset for an agreed-upon price at a specified future date. A forward contract generally is settled by physical delivery of the financial instrument or tangible asset (rather than settled by currency) or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

Futures Contracts. A futures contract is an agreement to buy or sell a specific amount of an underlying reference instrument (such as a security or currency) at a specified price on a specified date. The purchase or sale of a futures contract would allow a Fund to adjust its exposure to the underlying instrument without having to buy or sell the actual instrument. When a Fund sells a futures contract, the Fund has a contractual obligation to deliver the underlying instrument set forth in the contract at a specified price on a specified date. In a purchase of a futures contract, a Fund has a contractual obligation to purchase the underlying instrument set forth in

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the contract at a specified price on a specified date. Many futures contracts allow for a cash payment of the net gain or loss on the contract at maturity instead of delivery of the underlying instrument. A Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Options. A call option is an agreement that gives the purchaser the right (but not the obligation) to buy an underlying reference instrument (such as a security or index) from the writer (seller) of the option at a specified price (exercise price) during a specified period of time in return for a premium. A put option is an agreement that gives the purchaser the right (but not the obligation) to sell an underlying reference instrument (such as a security or index) to the writer (seller) of the option at the exercise price during the term of the option in return for a premium. A Fund may purchase or sell (write) put and call options.

Short Sales. A Fund may use short sales to take short positions in certain securities to execute the Fund’s investment strategies. When a Fund takes a long position in a security, the Fund purchases the security outright for its portfolio. When a Fund takes a short position in a security, the Fund sells a security that it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, a Fund normally buys the same security in the market and returns it to the lender. A Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, a Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until a Fund replaces the borrowed security, the Fund is required to maintain the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral during the period of the short sale. A Fund also is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily.

Swap Agreements. A swap is an agreement between a Fund and another party (the swap counterparty) to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a credit default swap, the buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying debt obligation. A credit event may be a bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or restructuring of the reference debt obligation. A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying instrument taken place.

Investment Companies

Exchange-Traded Funds. ETFs are shares of pooled investment vehicles issuing shares that are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to risks that the market price of ETF shares may trade at a discount to their NAV, an active trading market for ETF shares may not develop or be maintained, or trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

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Investments in Other Investment Companies. A Fund may invest in securities issued by other investment companies. By investing in another investment company, there is a risk that the value of the underlying securities of that investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses (including management fees, administration fees, and custodian fees) in addition to the Fees and Expenses of the Fund.

Investment Techniques

Multi-Manager Structure. The Adviser seeks to achieve the ALTERNATIVE STRATEGIES FUND’s goal by allocating its assets to multiple Sub-Advisers that employ a variety of investment strategies. The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, managing the Fund’s cash, selecting the Fund’s Sub-Advisers, allocating the Fund’s assets among the Sub-Advisers, and monitoring the performance of each Sub-Adviser. The Adviser also may manage a portion of the Fund’s assets to (i) properly position the overall portfolio from a risk management perspective; (ii) manage one or more of the strategies on a temporary or long-term basis; or (iii) make additional investments at its own discretion. CTC is responsible for making recommendations to the Adviser regarding the selection, monitoring, and investment allocation of the Fund’s assets among the Fund’s other Sub-Advisers. Each Sub-Adviser other than CTC is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk.

Securities Lending. Although securities lending is not a principal investment strategy, the Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy.

In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income for federal income tax purposes.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it may terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market, economic, political, or other conditions, or when it receives large cash inflows, each Fund (except the MONEY MARKET FUNDS) may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). Each MONEY MARKET FUND may take temporary defensive positions by holding cash, shortening its dollar weighted average maturity, or investing in other eligible securities. This may cause a Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment objective.

Additional Principal Risk Information

Aggressive Investment Techniques and Strategies Risks. Certain Funds, in particular, the ALTERNATIVE STRATEGIES FUND, may invest in and use investment techniques, strategies, and financial instruments that may be considered

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aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.

Asset Segregation Risks. If a Fund invests in certain kinds of Derivatives or engages in short selling, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions. The Fund may incur losses on Derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities also are affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset- backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinate the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. In addition, there can be no assurance that private insurers or guarantors providing credit enhancements can meet their obligations. Recent market events have caused the markets for asset-backed and mortgage-backed securities to experience significantly lower valuations and reduced liquidity.

Bank Loan Risks. In addition to interest rate risk, credit risk, and the risk of prepayment, a Fund that invests in bank loans is subject to the risk that it may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. Unsecured loans are not supported by collateral, which results in a greater risk of loss. There is a risk that the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, may be difficult to liquidate, and the value of any collateral may decline or the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Depending on the nature of a loan transaction, a Fund may lack access to non-public information that would otherwise be useful in reviewing the borrower or may be restricted from trading the loan or other securities of the borrower if it has possession of non-public information. A Fund may acquire a participation interest in a loan that is held by another party.

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When a Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Call Risks. If the securities in which a Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Collateralized Debt Obligations Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally. It also is subject to additional risks, such as liquidity risk, the risk that distributions from collateral securities will not be adequate to make interest or other payments, and the risk that the quality of the collateral may decline in value, default, or be downgraded.

Convertible Security Risks. A convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Consequently, the value of the convertible security may be exposed to the interest rate or credit risk of the issuer or may be exposed to the stock market risk of the underlying stock. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to credit risks that affect debt securities in general. In addition, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. No guarantee exists that a Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

Core Style Investing Risks. The returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate restructurings may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could

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cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events.

Currency Risks. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in or that trade in foreign currencies, the Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.

In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Derivatives Risks. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, interest rate, or other reference measure. Derivatives are subject to the same risks as the underlying reference instruments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying reference instrument. Derivatives entered into by a Fund involve additional costs, can be volatile, and are subject to various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Fund. Derivatives permit a Fund to increase or decrease the level of risk of its investment portfolio, or change the character of the risk to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its investment portfolio by making investments in specific securities. Derivatives may create economic leverage and can entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on performance of the Fund. A Fund’s use of derivatives may include swaps, options, futures, and forwards designed to replicate the performance of the Fund or to adjust market or risk exposure.

If a Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Fund or result in a loss. The value of a derivative may not correlate perfectly to the value of an underlying reference instrument, portfolio investment, or the overall securities markets. When used for hedging, the change

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in value of the derivative also may not correlate specifically with the currency, security, or other risk being hedged. The Fund could experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives. Valuation of derivatives may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Furthermore, when seeking to obtain short exposure by investing in derivatives, a Fund may be subject to regulatory restrictions as discussed in “Short Sales Risks” below. Additionally, a loss may be sustained by the Fund as a result of the failure of a counterparty to a derivative contract to make required payments or otherwise fulfill its obligations under the derivative contract’s terms.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Distressed Securities Risks. Distressed securities include securities of companies or government entities that are already in or are heading toward some sort of distress, such as default or bankruptcy. Distressed securities most commonly include corporate debt and bank debt securities that are currently undervalued, out-of-favor, have low credit ratings or subject to bankruptcy, reorganization, or other insolvency proceedings, or are affected by other adverse factors. The use of distressed securities strategies may include the purchase of bonds of companies with lower credit ratings and that have attractive risk/reward characteristics due to, among other things, an anticipation of an upgrade in the bond’s ratings, expectation that a company reorganization will provide greater value, or other positive business factors that are not yet reflected in their market value.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Equity Risks. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, policies or sanctions limiting foreign investments, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and

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economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Foreign securities may be denominated in foreign currencies, except with respect to the PRIME MONEY MARKET FUND. Therefore, the value of a Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although each Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Forward Foreign Currency Exchange Contract Risks. In addition to Derivatives Risks discussed above, forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract also may result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risks. In addition to Derivatives Risks discussed above, investments in forward contracts involve additional costs and may be particularly susceptible to volatility and counterparty risks. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, there is the risk that a counterparty may not perform its obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Futures Contract Risks. In addition to Derivatives Risks discussed above, investments in futures contracts involve additional costs and may be particularly susceptible to volatility and leverage risks. If a Fund incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae and Freddie Mac). As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. Fannie Mae and Freddie Mac have been in conservatorship under the Federal Housing Finance Agency since 2008. Securities issued by certain U.S. government agencies are supported only by the credit of that agency.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investor Service. These securities tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Income Risks. The income shareholders receive from a Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of a Fund’s preferred stock holdings and any

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bond holdings could drop as well. A Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investment Ratings Risks. When a Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser or Sub-Adviser, as applicable, will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser or Sub-Adviser, as applicable, will re-evaluate the bond and determine whether the bond should be retained or sold. Prior to October 2016, the securities in which the MONEY MARKET FUNDS invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. government securities and shares of other registered money market funds are not subject to this requirement). Effective October 2016, the MONEY MARKET FUNDS may invest only in securities which have been determined by the Board to present minimal credit risks to the Funds, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

Investments in Other Investment Companies Risks. By investing in another investment company, a risk exists that the value of the underlying securities of the investment company may decrease. A Fund that invests in securities issued by other investment companies also will bear its proportionate share of the other investment company’s fees and expenses (including management fees, administration fees, and custodian fees) in addition to the Fees and Expenses of the Fund.

Leverage Risks. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivatives also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivatives. Leverage can increase the investment returns of a Fund. However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage. If a Fund employs leverage, the Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents, and other liquid assets, to comply with applicable legal requirements. However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. Recent market events have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.

For the MONEY MARKET FUNDS, significant redemptions by large investors in a Fund could have a material adverse effect on a Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

redemption pressures and/or illiquid markets. To attempt to combat this risk, under changes to the money market fund rules which go into effect on October 14, 2016, the MONEY MARKET FUNDS (other than the GOVERNMENT MONEY MARKET FUND) must adopt policies and procedures for imposing liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if a Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund. Among other requirements, if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days. The GOVERNMENT MONEY MARKET FUND is permitted (but not required) to adopt policies and procedures regarding liquidity fees and redemption gates, although the Fund does not intend to do so.

Management Risks. The Adviser’s or a Sub-Adviser’s judgments about the attractiveness, value, and potential appreciation of a Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Funds’ managers will produce the desired results.

Market Direction Risks. If a Fund holds both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

Multi-Style Management Risks. Because portions of the ALTERNATIVE STRATEGIES FUND’S assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in the same securities. Certain Sub-Advisers may be purchasing securities at the same time that others may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. To a significant extent, the

Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers. Further, in the event that there is a proxy vote related to a security in which the Adviser and Sub-Advisers have taken opposite positions, proxies may be voted in a conflicting manner.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. Local political and economic factors also may adversely affect the value and liquidity of municipal securities held by a Fund. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. A risk exists that interest may be taxable on a municipal security that is expected to produce tax-exempt interest.

Options Risks. In addition to Derivatives Risks discussed above, investments in options and options on futures involve additional costs and may be particularly susceptible to volatility and leverage risks. When a Fund purchases an option, it may lose the premium paid for it if the price of the underlying asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, a Fund could experience a substantial loss. If the Adviser or Sub-Adviser, as applicable, incorrectly forecasts the value of investments in using an option or futures contract, a Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

Portfolio Turnover Risks. A Fund’s portfolio turnover rate may vary from year to year. A high portfolio rate (100% or

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, a shareholder may have higher tax liability. High portfolio turnover also may result in higher transaction costs (such as brokerage commissions), which may negatively affect a Fund’s performance.

Quantitative Model and Information Risks. With respect to Funds that use quantitative models (Models) and information and data (Data), if such Models and/or Data prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. All Models are susceptible to input errors that may cause the resulting information to be incorrect.

Regulatory Risks. Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules.

In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Funds’ investment strategies, operations, and/or return potential.

Regulation Under the Commodity Exchange Act. The Adviser is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the CFTC and is subject to CFTC regulation with respect to its management of the ALTERNATIVE STRATEGIES FUND. The CFTC has adopted rules regarding the disclosure, reporting, and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser also is registered as a “commodity trading advisor” (CTA), but relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

For all Funds other than the ALTERNATIVE STRATEGIES FUND, the Adviser has claimed an exclusion from registration as a CPO in accordance with Rule 4.5 under the CEA.

Sector Risks. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Short Sales Risks. A Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser or Sub-Adviser, as applicable, believes possesses volatility characteristics similar to those being hedged. A Fund also may use short sales for non-hedging purposes to pursue its investment objectives if, in the portfolio manager’s view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Fund’s portfolio. A short sale of a security involves the risk of theoretically unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover a Fund’s short position will be available for purchase. The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis. Such restrictions may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance. Taking short positions in securities results in a form of leverage which may cause a Fund to be volatile.

Sovereign Debt Risks. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Stock Market Risks. Stocks are more volatile than debt securities. The value of equity securities purchased by a Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. Greater volatility increases risk. If the value of a Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (for example, growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Sub-Adviser and Strategy Concentration Risks. With respect to the ALTERNATIVE STRATEGIES FUND, because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Sub-Advisers may have limited experience managing registered investment companies. Registered investment companies, unlike the private or hedge funds that the Sub-Advisers typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.

Swap Agreements Risks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and certain swaps will not have liquidity beyond the counterparty to the agreement. In addition to Derivatives Risks described above, certain swaps may be particularly susceptible to counterparty risk. A swap contract may not be assigned without the consent of the counterparty, and

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Additional Information Regarding Principal Investment Strategies and Risks (cont.)

may result in losses in the event of a default or bankruptcy of the counterparty. In addition, credit default swaps in particular also are subject to general market risk and credit risk. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will have no benefit from the payments it has made. If the Fund is a seller and a credit event occurs, the value of the reference obligation received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. As a seller of credit default swaps, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation.

* * *

In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations, and reduced liquidity. As a result, many of the risks affecting the Funds may be increased. Furthermore, although the Funds do not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when a Fund’s Adviser or Sub-Adviser believes it is appropriate to do so in light of the Fund’s investment objective. As a result, certain Funds may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains that, when distributed, are taxable to shareholders.

126	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND each intend to qualify as a retail money market fund effective October 14, 2016. Accordingly, each Fund intends to adopt policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons, as required by amended Rule 2a-7 under the 1940 Act. All investors in the TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND who are not natural persons will be asked to exchange their shares for shares of the GOVERNMENT MONEY MARKET FUND, or otherwise redeem their shares, prior to October 14, 2016. In order to comply with amended Rule 2a-7, the TAX-FREE MONEY MARKET FUND and PRIME MONEY MARKET FUND may redeem investors who are not natural persons. Each Fund will provide written notification of its intent at least 60 days prior to any such involuntary redemptions. Neither the Funds nor the Adviser will be responsible for any loss or tax liability resulting from an involuntary redemption.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class A, I, or Premier Class shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class A, I, or Premier Class shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, there is no minimum initial investment amount for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.

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How to Buy Shares (cont.)

The minimum investment for Class I and Premier Class shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I and Premier Class shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

When Can Shares Be Purchased? You can buy the shares of a Fund (other than the MONEY MARKET FUNDS) on any day the New York Stock Exchange (NYSE) is open for regular session trading. You can buy the shares of the MONEY MARKET FUNDS on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the MONEY MARKET FUND’s portfolio manager determines sufficient liquidity exists in those markets. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) plus any applicable sales charge. The NAV is calculated for each Fund (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). For purchase orders for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such purchase orders that day; however, no guarantee exists that BMO Funds U.S. Services will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the MONEY MARKET FUNDS reserve the right to determine their NAV at earlier times under those circumstances.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.

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How to Buy Shares (cont.)

The MONEY MARKET FUNDS use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), to determine their respective NAVs. In determining the NAV for all other Funds, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. Investments in ETFs are valued at market prices.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.

Certain securities held by the Funds, primarily in the INTERNATIONAL AND GLOBAL FUNDS, may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Funds value their securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

Redemption Fee. Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND) if you redeem or exchange shares of a Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?,” “Additional Conditions for Redemption—Exchange Privilege,” and “Additional Conditions for Redemptions—Frequent Traders” below.

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How to Buy Shares (cont.)

Purchase of Class A Shares

Class A Shares – Sales Charge. The applicable sales charge for the purchase of Class A shares depends on the Fund in which you invest, as set forth in the following table:

Equity Funds and Global and International Funds (excluding the Small-Cap Growth and TCH Emerging Markets Bond Funds)

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%	5.26%	5.00%
$50,000-$99,999	4.00	4.17	4.00
$100,000-$249,999	3.25	3.36	3.25
$250,000-$499,999	2.50	2.56	2.50
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a Contingent Deferred Sales Charge (CDSC) of 1.00% will apply to shares redeemed within 18 months of purchase.

TCH Emerging Markets Bond, Mortgage Income, TCH Intermediate Income, and Monegy High Yield Bond Funds

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	1.00
$5,000,000-$9,999,999	0.00	0.00	0.75
$10,000,000-$49,999,999	0.00	0.00	0.50
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a CDSC of 1.00% will apply to shares redeemed within 18 months of purchase.

Intermediate Tax-Free, TCH Corporate Income, and TCH Core Plus Bond Funds

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%	3.63%	3.50%
$100,000-$249,999	3.00	3.09	3.00
$250,000-$499,999	2.25	2.30	2.25
$500,000-$999,999	1.75	1.78	1.75
$1,000,000-$4,999,999	0.00	0.00	0.55
$5,000,000-$9,999,999	0.00	0.00	0.50
$10,000,000-$49,999,999	0.00	0.00	0.40
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a CDSC of 0.55% will apply to shares redeemed within 18 months of purchase.

Ultra Short Tax-Free, Short Tax-Free, and Short-Term Income Funds

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	2.00%	2.04%	2.00%
$100,000-$249,999	1.50	1.52	1.50
$250,000-$499,999	1.00	1.01	1.00
$500,000-$999,999	0.75	0.76	0.75
$1,000,000-$4,999,999	0.00	0.00	0.55
$5,000,000-9,999,999	0.00	0.00	0.50
$10,000,000-$49,999,999	0.00	0.00	0.40
$50,000,000 and above	0.00	0.00	0.25

*	For purchases of $1,000,000 and above, a CDSC of 0.55% will apply to shares redeemed within 18 months of purchase.

The term “offering price” includes any applicable sales charge. Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” below.

130	HOW TO BUY SHARES

How to Buy Shares (cont.)

Class A Shares – Waivers and Reductions of Sales Charges.

Investments of $1,000,000 or More. There is no initial sales charge on a lump sum Class A share purchase of the Funds of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, a CDSC of 1.00% or 0.55%, as applicable, may be imposed on such shares based on the lesser of original cost or current market value, determined on a first-in, first-out basis. The CDSC generally will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Waivers of Sales Charges” below. Also, the CDSC generally will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers” below.

Waivers of Sales Charges. For the following categories of investors and circumstances, Class A shares may be purchased at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Banks, broker-dealers, and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor;

•	Employer-sponsored defined contribution–type plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (IRA) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code of 1986, as amended (Code);
•	Direct rollovers (i.e., a rollover of Fund shares and not a reinvestment of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund or another BMO Fund;

•	Trustees or other fiduciaries purchasing Class A shares for employee benefit plans of employers with ten or more employees;

•	Reinvested dividends and capital gain distributions; or

•	In the Funds’ discretion, shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a BMO Fund is a party.

Other purchases of Class A shares may be made without a sales charge from time to time in the Funds’ sole discretion. In addition, purchases of Class A shares may be made without a sales charge if your Authorized Dealer agrees to a waiver of such sales charges. Whether a sales charge waiver is available for your retirement plan or charitable account depends on the policies and procedures of your Authorized Dealer. Please consult your Authorized Dealer for more information.

Reductions of Sales Charges. The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent:

•	Individual or joint accounts;

•	Roth and traditional IRAs, Simplified Employee Pension accounts (SEPs), and Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs);

•	Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

HOW TO BUY SHARES	131

How to Buy Shares (cont.)

•	Investments in wrap accounts.

The following accounts are not eligible for account value aggregation:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); and

•	Accounts invested in Class I, Class R3, Class R6, and Premier Class shares of the Funds.

Contingent Deferred Sales Charge Waivers. In the following circumstances, the CDSC will not be charged upon the redemption of Class A shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	That result from returns of excess contributions made to retirement plans or IRAs, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Shares initially purchased by an employee benefit plan; or

•	In the Funds’ discretion, shares issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the BMO Fund is a party.

Class A Shares – Letter Of Intent

A shareholder may sign a letter of intent committing to purchase a certain amount of the same Class A shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his/her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

While this letter of intent will not obligate the shareholder to purchase the Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

Class A Shares – Rights of Accumulation

The sales charge you pay to purchase Class A shares of a Fund may be reduced or eliminated by:

•	combining concurrent purchases of Class A shares by you, your spouse, and your children under age 21;

•	combining concurrent purchases of Class A shares of two or more BMO Funds;

•	accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current NAV of previous Class A share purchases still invested in a BMO Fund);

•	signing a letter of intent to purchase a specific dollar amount of Class A shares within 13 months (call your investment representative for an application and more information); or

•	accumulating purchases of shares of other BMO Funds with subsequent purchases of the BMO Funds’ Class A shares that do not otherwise qualify for the Funds’ reduced sales charges.

If your investment qualifies for a reduced sales charge due to accumulation of purchases, including due to accumulation of investments in other mutual funds held at BMO Financial Corp., you or your investment representative must notify BMO Funds at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales charge. You may be required to provide information or

132	HOW TO BUY SHARES

How to Buy Shares (cont.)

records in order to verify your eligibility for a sales charge reduction. This may include account statements of family members and information regarding shares held in accounts with your financial professional or another BMO entity. Additional information concerning sales load breakpoints is available in the SAI. Sales load and breakpoint discount information is also available, free of charge and in a clear and prominent format, on the Funds’ website at www.bmofunds.com.

Purchase of Class R Shares. Class R shares are generally available only to retirement plans established under Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.

Class R shares are sold without any initial sales charge or CDSC. Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.

Rule 12b-1 Plan. The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.25% of the Class A and 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class A and Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information. If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

HOW TO BUY SHARES	133

How to Buy Shares (cont.)

Fund Purchase Easy Reference Table

Minimum Investments
Class Y • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50

Class I • To open an account–$1,000,000 (EQUITY, INTERNATIONAL and GLOBAL, ALTERNATIVE and FIXED INCOME FUNDS)
Class A • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50
Class R3 • To open an account–Contact BMO Funds U.S. Services
Class R6 • To open an account–Contact BMO Funds U.S. Services
Premier Class • To open an account-$10,000,000

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• Complete an application for a new account.

•  Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

134	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program

•  You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

BMO Funds Website
• You may purchase Fund shares at www.bmofunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “BMO Funds.”

• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

HOW TO BUY SHARES	135

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such redemption requests that day; however, no guarantee exists that BMO

Funds U.S. Services will be able to do so. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? A contingent deferred sales charge (CDSC) of 1.00% or 0.55%, as applicable, applies to Class A shares of the Funds redeemed up to 18 months after purchases of $1,000,000 or more. The CDSC is based on the lesser of original cost or current market value of the shares being redeemed. You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee (INTERNATIONAL AND GLOBAL FUNDS and GLOBAL LONG/SHORT EQUITY FUND only) on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of net capital gain or net investment income distributions), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

•  If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

• Not available to retirement accounts, for which redemptions must be done in writing.

136	HOW TO REDEEM AND EXCHANGE SHARES

Fund Redemption Easy Reference Table (cont.)

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

Wire/Electronic Transfer

•  Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Each wire transfer is subject to a $10 fee, except for wire transfers from the MONEY MARKET FUNDS.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•  If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website
• You may redeem Fund shares at www.bmofunds.com.

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

HOW TO REDEEM AND EXCHANGE SHARES	137

Fund Redemption Easy Reference Table (cont.)

Checkwriting (Money Market Funds (Class Y) Only)

•  You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.

• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

• Checks cannot be used to close your Fund account balance.

• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

138	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold, and share-

holders may incur brokerage costs when converting these securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge (and with respect to Class A shares, if you have previously paid a sales charge), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds (other than the TAX-FREE MONEY MARKET FUND) before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND for shares to be exchanged at that day’s NAV and to receive a dividend of the Fund into which you exchange, if applicable.

ADDITIONAL CONDITIONS FOR REDEMPTION	139

Additional Conditions for Redemption (cont.)

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Conversion Privilege. Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the MONEY MARKET FUNDS, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the MONEY

MARKET FUNDS to facilitate frequent trading in other BMO Funds in violation of the Market Timing Policy.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of the INTERNATIONAL AND GLOBAL FUNDS and the GLOBAL LONG/SHORT EQUITY FUND within 30 days after purchase of such shares, determined on a first-in, first-out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the applicable Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction, and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (for example, IRA accounts and qualified employee benefit plans), disability or hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions, and loans. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use cri-

140	ADDITIONAL CONDITIONS FOR REDEMPTION

Additional Conditions for Redemption (cont.)

teria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

ADDITIONAL CONDITIONS FOR REDEMPTION	141

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of the FIXED INCOME FUNDS and MONEY MARKET FUNDS are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time a Fund’s NAV is calculated, you will receive distributions declared that day. You will continue to receive distributions declared through, and including, the day you redeem your shares.

Distributions of net investment income, if any, of the EQUITY FUNDS and TCH EMERGING MARKETS BOND FUND are declared and paid quarterly. The INTERNATIONAL and GLOBAL FUNDS (except TCH EMERGING MARKETS BOND FUND) and ALTERNATIVE FUNDS declare and pay distributions of net investment income annually. Distributions of net investment income are paid to all shareholders invested in the EQUITY FUNDS, INTERNATIONAL and GLOBAL FUNDS and ALTERNATIVE FUNDS on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.

142	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

What are Distributions of Net Investment Income and Net Capital Gains? A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. Other than a distribution of tax-exempt interest received from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, or INTERMEDIATE TAX-FREE FUND, the distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax deferred arrangement such as an IRA or a 401(k) plan.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y or Class A shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I or Premier Class shares may be converted to Class Y or Class A shares if your account balance falls below the required minimum of $1,000,000 or $10,000,000, as applicable. Before shares are redeemed to close an account or converted from Class I or Premier Class shares to Class Y or Class A shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.

Multiple Classes. The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. Each Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurance that a Fund will satisfy all requirements to be taxed as a RIC.

The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or in additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income (for non-corporate share-

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Account and Share Information (cont.)

holders, currently taxed at a maximum federal income tax rate of 39.6%). For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long term capital gains (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), regardless of how long such shareholder has held shares of such Fund. Fund distributions from the LOW VOLATILITY EQUITY FUND, DIVIDEND INCOME FUND, LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, SMALL-CAP VALUE FUND, SMALL-CAP CORE FUND, GLOBAL LOW VOLATILITY EQUITY FUND and ALTERNATIVE STRATEGIES FUND are expected to consist of both investment company taxable income and net capital gains. Fund distributions from the MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND, DISCIPLINED INTERNATIONAL EQUITY FUND, PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND are expected to primarily consist of net capital gains and fund distributions of the TCH EMERGING MARKETS BOND FUND, SHORT-TERM INCOME FUND, MORTGAGE INCOME FUND, TCH INTERMEDIATE INCOME FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, MONEGY HIGH YIELD BOND FUND, and MONEY MARKET FUNDS are expected to primarily consist of investment company taxable income.

It is anticipated that the distributions from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of a Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. Each such Fund may invest up to 20% of its assets in securities that produce income subject to federal AMT. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be subject to federal income tax on any net capital gains distributed or deemed to be distributed by these Funds.

Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt distributions made by the ULTRA SHORT TAX FREE FUND, SHORT TAX FREE FUND, INTERMEDIATE TAX FREE FUND, and TAX-FREE MONEY MARKET FUND) are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may be eligible to elect to “pass through” to you foreign taxes that it pays. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax

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Account and Share Information (cont.)

purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. Any loss realized upon the sale, exchange or redemption of shares of the ULTRA SHORT TAX FREE FUND, SHORT TAX FREE FUND, INTERMEDIATE TAX FREE FUND, or TAX-FREE MONEY MARKET FUND that were held for six months or less will be disallowed to the extent of any tax-exempt distributions received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.

Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

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BMO Funds Information

Management of the BMO Funds. The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds (except the PYRFORD INTERNATIONAL STOCK FUND, LGM EMERGING MARKETS EQUITY FUND, ALTERNATIVE STRATEGIES FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, MONEGY HIGH YIELD BOND FUND, and TCH EMERGING MARKETS BOND FUND). The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

The Adviser has entered into a sub-advisory contract with TCH, pursuant to which TCH manages the TCH INTERMEDIATE INCOME, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, and TCH EMERGING MARKETS BOND FUND.

The Adviser has entered into a sub-advisory contract with Monegy, pursuant to which Monegy manages the MONEGY HIGH YIELD BOND FUND’s portfolio, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with Pyrford, pursuant to which Pyrford manages the portfolios of the PYRFORD INTERNATIONAL STOCK FUND, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with LGM Investments, pursuant to which LGM Investments manages the LGM EMERGING MARKETS EQUITY FUND, subject to oversight by the Adviser.

The Adviser has entered into sub-advisory contracts with CTC, Capstone, Cramer Rosenthal, Graham, Iridian, Pine River, and Sound Point pursuant to which the Sub-Advisers manage the ALTERNATIVE STRATEGIES FUND’s portfolio, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a diversified financial services company. As of August 31, 2015, the Adviser had approximately $37.9 billion in assets under management, of which approximately $14.4 billion was in the BMO Funds’ assets.

The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.

Sub-Advisers’ Background. TCH is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a majority-owned subsidiary of the Adviser. As of August 31, 2015, TCH had approximately $11.0 billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131.

Monegy is a registered investment adviser that provides investment management services to institutional investors in the United States, Canada, and Australia. Monegy is owned by the Adviser. As of August 31, 2015, Monegy had approximately $2.1 billion in assets under management. Monegy’s address is 302 Bay Street, 12th Floor, Toronto, ON, Canada M5X 1A1.

Pyrford is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Limited, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. As of August 31, 2015, Pyrford had approximately $12.4 billion in assets under management. Pyrford’s address is 95 Wigmore Street, London, United Kingdom.

LGM Investments is a registered investment adviser founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier equities and provides investment management services to pension funds, foundations, government organizations, mutual funds, high net worth individuals, hedge funds, and other funds sponsored by subsidiaries of LGM Investments’ parent company, LGM (Bermuda) Limited (together with its subsidiaries, “LGM”). LGM Investments is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. As of August 31, 2015, LGM Investments had approximately $3.3 billion in assets under management. LGM Investments’ address is 95 Wigmore Street, London, United Kingdom.

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CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC is a majority-owned subsidiary of the Adviser. As of August 31, 2015, CTC had approximately $9.8 billion in assets under management. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.

Capstone is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2015, Capstone had approximately $3.6 billion in assets under management. Capstone’s address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007.

Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. As of August 31, 2015, Cramer Rosenthal had approximately $8.2 billion in assets under management. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York, 10022.

Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2015, Graham had approximately $10.3 billion in assets under management. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.

Iridian is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of August 31, 2015, Iridian had approximately $17.0 billion in assets under management. Iridian’s address is 276 Post Road West, Westport, Connecticut 06880-4704.

Pine River is a registered investment adviser that provides investment management services to hedge funds, separate accounts, listed investment vehicles and registered investment companies. Pine River’s address is 601 Carlson Parkway, Minnetonka, Minnesota 55305. Pine River is an affiliate of Pine River Domestic Management L.P. and certain other sub-advisory affiliates including Pine River Capital Partners (UK) LLP, and Pine River Capital Management (HK) Limited. As of August 31, 2015, Pine River had approximately $15.4 billion in assets under management.

Sound Point is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles, other corporations and trusts. As of August 31, 2015, Sound Point had approximately $7.1 billion in assets under management. Sound Point’s address is 375 Park Avenue, 25th Floor, New York, New York 10152.

BMO is the ultimate parent company of the Adviser, TCH, Monegy, Pyrford, LGM Investments and CTC. Accordingly, the Adviser, TCH, Monegy, Pyrford, LGM Investments and CTC are affiliates.

Not all of the Sub-Advisers listed for the ALTERNATIVE STRATEGIES FUND may be actively managing the Fund at all times. Subject to the oversight of the Board of Directors, the Adviser may temporarily allocate Fund assets away from a Sub-Adviser. Situations in which the Adviser may make such determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, changes in a Sub-Adviser’s personnel, or a Sub-Adviser’s adherence to an investment strategy.

All fees of the Funds’ sub-advisers are paid by the Adviser.

Manager-of-Managers Exemptive Order. BMO Funds, Inc. and the Adviser received an exemptive order from the SEC on June 10, 2015 that permits the Adviser, subject to certain conditions, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, has been approved by the Board of Directors and the sole initial shareholder of the ALTERNATIVE STRATEGIES FUND, DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY

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FUND. Additionally, any other Fund may rely on the exemptive order, subject to shareholder approval and so long as it: (i) is advised by the Adviser; (ii) uses the manager-of managers structure that is described in the exemptive application; and (iii) complies with the terms and conditions of the exemptive application. Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit a Fund.

Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the affected Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts a Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.

Fund-of-Funds Exemptive Order. BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.

Portfolio Managers. David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D., co-manage the LOW VOLATILITY EQUITY FUND, LARGE-CAP VALUE FUND, and LARGE-CAP GROWTH FUND. Jay Kaufman also co-manages the LOW

VOLATILITY EQUITY FUND. All members of the team share investment decision making responsibilities with respect to each respective Fund. Mr. Corris, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to 2008, Mr. Corris was a quantitative equity portfolio manager/researcher at Northern Trust Global Investments with responsibility for their global active strategies. He is a CFA Charterholder. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to 2008, Mr. Hans was a Managing Director and Head of Research for Quantitative Services Group, an independent quantitative research and model construction firm. He is a CFA Charterholder. Mr. Kaufman, a Portfolio Manager of the Adviser, joined the Adviser in 2010. Prior to joining the Adviser, Mr. Kaufman was a Quantitative Investment Analyst with the Strategic Investment Group from 2006 to 2008. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005. Mr. Corris has co-managed each Fund since April 2013. Mr. Hans and Dr. Ramos have co-managed the LOW VOLATILITY EQUITY FUND since its inception in September 2012 and the LARGE-CAP VALUE FUND and LARGE-CAP GROWTH FUND since February 2012. Mr. Kaufman has co-managed the LOW VOLATILITY EQUITY FUND since December 2015.

Kenneth Conrad, Ph.D., and Casey J. Sambs have co-managed the DIVIDEND INCOME FUND since April 2013. Both members of the team share investment decision making responsibilities with respect to the Fund. Dr. Conrad, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to 2008, Dr. Conrad was a quantitative analyst for MEMBERS Capital Advisors. He is a CFA Charterholder. Mr. Sambs, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2001. He is a CFA Charterholder.

Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski co-manage the MID-CAP VALUE FUND and SMALL-CAP VALUE FUND. All members of the team share investment decision making responsibilities with respect to each Fund. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999. He is a CFA Charterholder. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior

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to joining the Adviser, Mr. Janowski was with American Family Insurance since 2002, where he was a Portfolio Manager and Equity Analyst. He is a CFA Charterholder. Mr. Dirkse and Mr. Janowski have co-managed the MID-CAP VALUE FUND since March 2011. Mr. Fahey has managed or co-managed the MID-CAP VALUE FUND since June 1997. Mr. Dirkse, Mr. Fahey, and Mr. Janowski have co-managed the SMALL-CAP VALUE FUND since its inception in February 2011.

Patrick M. Gundlach and Kenneth S. Salmon co-manage the MID-CAP GROWTH FUND and SMALL-CAP GROWTH FUND. Both members of the team share investment decision making responsibilities with respect to each Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Funds since July 2007. He is a CFA Charterholder. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000. He has co-managed the MID-CAP GROWTH FUND since December 2004 and has managed or co-managed the SMALL-CAP GROWTH FUND since April 2004.

David A. Corris and Thomas Lettenberger co-manage the SMALL-CAP CORE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund. The biographical information for Mr. Corris is described above. Mr. Corris has co-managed the Fund since its inception in 2013. Mr. Lettenberger, a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2013. He is a CFA Charterholder.

David A. Corris, Jay Kaufman, and Ernesto Ramos, Ph.D., co-manage the GLOBAL LOW VOLATILITY EQUITY FUND. All members of the team share investment decision making responsibilities with respect to the Fund. The biographical information for Mr. Corris, Mr. Kaufman, and Dr. Ramos is described above. Mr. Corris and Dr. Ramos have co-managed the Fund since its inception in 2013. Mr. Kaufman has co-managed the Fund since December 2013.

Pyrford has managed the PYRFORD INTERNATIONAL STOCK FUND since its inception in December 2011. Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the Fund since its inception. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Cousins, Chief Executive Officer, Chief Invest-

ment Officer, and a member of the Investment Strategy Committee, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe & UK and a member of the Investment Strategy Committee, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia-Pacific and a member of the Investment Strategy Committee, joined Pyrford in 1996.

Jay Kaufman and Ernesto Ramos, Ph.D. have co-managed the DISCIPLINED INTERNATIONAL EQUITY FUND since its inception in 2015. The biographical information for Mr. Kaufman and Dr. Ramos is described above.

LGM Investments and its affiliate LGM(HK) have managed the LGM EMERGING MARKETS EQUITY FUND since December 2011. Irina Hunter and Rasmus Nemmoe co-manage the Fund. Ms. Hunter, a Senior Portfolio Manager at LGM Investments, joined LGM in 2007 and has co-managed the Fund since December 2011. Mr. Nemmoe, a Senior Portfolio Manager at LGM Investments, joined LGM in 2012 and has co-managed the Fund since December 2012. Previously, Mr. Nemmoe was a portfolio manager with BankInvest in Copenhagen from 2006 to 2012.

Jay Kaufman, Ernesto Ramos, Ph.D., and David Rosenblatt have co-managed the GLOBAL LONG/SHORT EQUITY FUND since its inception in 2015. The biographical information for Mr. Kaufman and Dr. Ramos is described above. Mr. Rosenblatt is a Portfolio Manager of the Adviser. He joined the Adviser in 2012, after pursuing and completing his Master of Business Administration degree from 2010 to 2012.

Lowell Yura and Kristina Kalebich have co-managed the ALTERNATIVE STRATEGIES FUND since its inception in 2015. Mr. Yura and Ms. Kalebich have primary responsibility over all aspects of the Fund’s investment portfolio, including but not limited to, the evaluation of and portfolio allocations to Sub-Advisers, portfolio risk assessment, and the management of daily cash balances. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and is a CFA Charterholder. Prior to 2014, Mr. Yura was Head Strategist, Americas and U.K. and a Managing Director at UBS Global Asset Management and held various positions there since 2003. Ms. Kalebich, Director—Alternatives Specialist, joined the Adviser in 2014 and is a CFA Charterholder. From 2010 to

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2014, Ms. Kalebich served as Senior Vice President, Head of Portfolio Specialist Group and Senior Portfolio Specialist at Calamos Asset Management. Prior thereto, she was a Managing Director, Product Specialist and Client Portfolio Manager at Neuberger Berman.

John D. Boritzke, Craig J. Mauermann, Robert Wimmel, and Thomas Byron co-manage the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND. All members of the team share investment decision making responsibilities with respect to the Funds. Mr. Boritzke, Head of Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983. He has managed the ULTRA SHORT TAX-FREE FUND and SHORT TAX-FREE FUND since May 2015 and managed the INTERMEDIATE TAX-FREE FUND since its inception in 1994. He is a CFA Charterholder. Mr. Boritzke will retire from the Adviser and relinquish all portfolio management duties effective April 30, 2016. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004. He has managed the ULTRA SHORT TAX-FREE FUND since its inception in 2009 and the SHORT TAX-FREE FUND and INTERMEDIATE TAX-FREE FUND since May 2015. Mr. Wimmel, Portfolio Manager and Head of Municipal Fixed Income at the Adviser, joined the Adviser in 2015. He has managed the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND since August 2015. Previously, Mr. Wimmel was Head of Investment Grade Municipals at Invesco Advisers and held various positions there since 1996. Mr. Byron, Portfolio Manager at the Adviser, joined the Adviser in 2015. He has managed the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, and INTERMEDIATE TAX-FREE FUND since October 2015. Previously, Mr. Byron was a Portfolio Manager at Invesco Advisers since 2010 and served in various positions at Van Kampen Asset Management or its affiliates from 1981 to 2010.

Peter J. Arts and Boyd R. Eager co-manage the SHORT-TERM INCOME FUND. Both members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012.

Mr. Eager, a Director and a Senior Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since February 2012.

William J. Canida, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH INTERMEDIATE INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Canida, Executive Vice President and Portfolio Manager of TCH, has co-managed the Fund since 2013. Mr. Canida joined TCH in 1985, and he is a CFA Charterholder. Mr. Kimball, Vice President and Portfolio Manager of TCH and a Director and Portfolio Manager of the Adviser, has co-managed the Fund since 2013. Mr. Kimball joined TCH in 2007, and he is a CFA Charterholder. Ms. Mardarovici, Vice President and Portfolio Manager of TCH and a Director and Portfolio Manager of the Adviser, has co-managed the Fund since 2013. She joined TCH in 2012 and the Adviser in 2005. Ms. Mardarovici is a CFA Charterholder. Mr. Reda, Vice President and Portfolio Manager of TCH, has co-managed the Fund since December 2015. He joined TCH in 2001. Ms. Woodward, President and Portfolio Manager of TCH has co-managed the Fund since December 2015. Ms. Woodward joined TCH in 2007, and she is a CFA Charterholder.

William J. Canida, Alan M. Habacht, Scott M. Kimball, Daniela Mardarovici, Frank Reda, and Janelle Woodward are co-portfolio managers of the TCH EMERGING MARKETS BOND FUND, the TCH CORPORATE INCOME FUND, and the TCH CORE PLUS BOND FUND. All members of the team share investment decision making responsibilities with respect to each Fund. Mr. Canida, Mr. Habacht, and Mr. Kimball have co-managed TCH EMERGING MARKETS BOND FUND since 2013. Mr. Canida and Mr. Habacht have co-managed the TCH CORPORATE INCOME FUND and TCH CORE PLUS BOND FUND since 2008. Mr. Kimball and Ms. Mardorovici have co-managed the TCH CORPORATE INCOME FUND and the TCH CORE PLUS BOND FUND since 2012. Mr. Reda and Ms. Woodward have co-managed each Fund since December 2015. Mr. Habacht, Executive Vice President and Portfolio Manager of TCH, joined TCH in 1987. The biographical information for Mr. Canida, Mr. Kimball, Ms. Mardarovici, Mr. Reda, and Ms. Woodward is described above.

150	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

Scott M. Kimball and Daniela Mardarovici co-manage the MORTGAGE INCOME FUND. Both members of the team share investment decision making responsibilities with respect to the Fund. They have co-managed the Fund since 2013. The biographical information for Mr. Kimball and Ms. Mardarovici is above.

Monegy has managed the MONEGY HIGH YIELD BOND FUND since its inception in December 2011. Lori J. Marchildon and Vincent Huang co-manage the Fund. Both members of the team share investment decision making responsibilities with respect to the Fund. Ms. Marchildon, a Portfolio Manager, a member of Monegy’s Investment Policy Committee, and an officer of Monegy, joined Monegy in 2001 and has co-managed the Fund since its inception in 2011. Ms. Marchildon is a CFA Charterholder. Mr. Huang, an Associate Portfolio Manager, joined Monegy in 2007 and has co-managed the Fund since August 2015.

Peter J. Arts and Boyd R. Eager have co-managed the GOVERNMENT MONEY MARKET FUND and the PRIME MONEY MARKET FUND since February 2012. Both members of the team share investment decision making responsibilities with respect to the Fund. The biographical information for Mr. Arts and Mr. Eager is described above.

Peter J. Arts, Boyd R. Eager, and Craig J. Mauermann co-manage the TAX-FREE MONEY MARKET FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arts, Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since May 2015. Mr. Eager, a Director and a Senior Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since May 2015. Craig J. Mauermann has managed or co-managed the Fund since its inception in September 2004. Mr. Mauermann’s biographical information is described above.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints for each Fund as shown in the following tables.

EQUITY FUNDS (except Large-Cap Value, Large-Cap Growth and Small-Cap Core), INTERNATIONAL and GLOBAL FUNDS (except Disciplined International Equity and TCH Emerging Markets Bond):

Effective December 29, 2015 with respect to the LARGE-CAP VALUE FUND and the LARGE-CAP GROWTH FUND, and effective June 1, 2015 with respect to all other Funds, the fee schedules in the tables below were in effect.

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Dividend Income	0.50	0.49	0.45	0.40
Mid-Cap Value	0.685	0.67	0.57	0.51
Mid-Cap Growth	0.685	0.67	0.57	0.51
Small-Cap Value	0.685	0.68	0.62	0.61
Small-Cap Growth	0.95	0.90	0.90	0.90
Global Low Volatility Equity	0.65	0.64	0.60	0.55
Pyrford International Stock	0.735	0.72	0.62	0.56
LGM Emerging Markets Equity	0.90	0.89	0.85	0.80

FIXED INCOME FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
TCH Emerging Markets Bond	0.55%	0.55%	0.55%	0.55%
Ultra Short Tax-Free	0.20	0.19	0.17	0.10
Short Tax-Free	0.20	0.19	0.17	0.15
Short-Term Income	0.20	0.19	0.17	0.10
Intermediate Tax-Free	0.25	0.16	0.12	0.10
Mortgage Income	0.25	0.20	0.20	0.20
TCH Intermediate Income	0.25	0.20	0.20	0.20
TCH Corporate Income	0.20	0.19	0.15	0.10
TCH Core Plus Bond	0.25	0.16	0.12	0.10
Monegy High Yield Bond	0.50	0.50	0.50	0.50

BMO FUNDS INFORMATION	151

BMO Funds Information (cont.)

LARGE-CAP VALUE, LARGE-CAP GROWTH, SMALL-CAP CORE, DISCIPLINED INTERNATIONAL EQUITY and ALTERNATIVE FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value	0.50%	0.475%	0.45%
Large-Cap Growth	0.50	0.475	0.45
Small-Cap Core	0.65	0.625	0.60
Disciplined International Equity	0.60	0.575	0.55
Global Long/Short Equity	1.00	0.975	0.95
Alternative Strategies	1.70	1.675	1.65

MONEY MARKET FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free	0.200	0.185	0.170	0.155	0.140
Prime	0.150	0.135	0.120	0.105	0.090

The following table reflects the investment advisory fee paid by each Fund as a percentage of a Fund’s ADNA in accordance with the fee schedule in effect during the fiscal year ended August 31, 2015, after taking into effect breakpoints and/or waivers by the Adviser during the period.

Fund	Advisory Fee Received in Fiscal 2015
Low Volatility Equity Fund	0.28%
Dividend Income Fund	0.35
Large-Cap Value Fund(1)	0.73
Large-Cap Growth Fund(1)	0.72
Mid-Cap Value Fund	0.69
Mid-Cap Growth Fund	0.68
Small-Cap Value Fund	0.47
Small-Cap Core Fund(2)	(3.22)
Small-Cap Growth Fund	0.98
Global Low Volatility Equity Fund(2)	(4.01)
Disciplined International Equity Fund(4)	N/A
Pyrford International Stock Fund	0.69
LGM Emerging Markets Equity Fund	0.71
TCH Emerging Markets Bond Fund(1) (2)	(1.52)
Global Long/Short Equity Fund(4)	N/A

Fund	Advisory Fee Received in Fiscal 2015
Alternative Strategies Fund(2)(3)	(0.52)%
Ultra Short Tax-Free Fund(1)	0.13
Short Tax-Free Fund(1)	0.06
Short-Term Income Fund(1)	0.11
Intermediate Tax-Free Fund(1)	0.19
Mortgage Income Fund(1)	0.23
TCH Intermediate Income Fund(1)	0.27
TCH Corporate Income Fund(1)	0.23
TCH Core Plus Bond Fund(1)	0.19
Monegy High Yield Bond Fund	0.19
Government Money Market Fund	0.00
Tax-Free Money Market Fund	0.08
Prime Money Market Fund	0.12

(1) Effective June 1, 2015, the investment adviser fees and breakpoint tiers changed for some BMO Funds.

(2) The negative advisory fee represents the full waiver of the advisory fee plus additional reimbursement of fund expenses.

(3) The fee paid in 2015 by the ALTERNATIVE STRATEGIES FUND is for the period from December 16, 2014, the Fund’s inception date, to August 31, 2015, the end of the Fund’s fiscal year.

(4) The DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND had not commenced operations as of August 31, 2015.

The Adviser has contractually agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business for all Funds and with respect to the ALTERNATIVE FUNDS, also excluding dividend and interest expenses) from exceeding the percentage of the average daily net assets of the class of each Fund, as set forth in the “Fees and Expenses of the Fund” section. This agreement may not be terminated prior to December 31, 2016 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

In addition, the Adviser has the discretion to waive its fee for any Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

152	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

The Funds’ August 31, 2015 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and sub-advisory contracts on behalf of the Funds, except for the DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND. The Board’s basis for approving the investment advisory contract on behalf of the DISCIPLINED INTERNATIONAL EQUITY FUND and GLOBAL LONG/SHORT EQUITY FUND will be included in the Funds’ February 28, 2016 Semi-Annual Report.

Affiliate Services and Fees. BMO Harris Bank provides services to the Funds as custodian of the assets (except for the INTERNATIONAL AND GLOBAL FUNDS and ALTERNATIVE FUNDS) and securities lending agent. For each such Fund, BMO Harris Bank’s custody fees are calculated at the annual rate of 0.005% on the first $10 billion of ADNA for the BMO Funds it services plus 0.0025% of assets exceeding $10 billion. BMO Harris Bank receives a fee as compensation for its services as securities lending agent.

The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, A, R3, R6, or Premier Class shares of the Funds.

The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator.

The Adviser, as administrator, is entitled to receive a fee from the Class A, Class I and Class R3 shares of each Fund (except the MONEY MARKET FUNDS) of 0.15% of each Fund’s ADNA.

The Adviser, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:

Fee	Combined ADNA
0.040%	on the first $2 billion
0.030	on the next $2 billion
0.025	on the next $2 billion
0.020	on the next $2 billion
0.010	on ADNA in excess of $8 billion

All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when

BMO FUNDS INFORMATION	153

BMO Funds Information (cont.)

evaluating recommendations from the affiliate or intermediary.

Distributor. BMO Investment Distributors, LLC (BID), a registered broker- dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.

154	BMO FUNDS INFORMATION

Historical Performance for Similar Accounts

Historical Performance for Similar Accounts—BMO Disciplined Small-Cap Core Composite

The following table shows the historical composite performance data for all of the Adviser’s advisory accounts that have substantially similar investment policies, strategies, and objectives to those of the SMALL-CAP CORE FUND, known as the BMO Disciplined Small-Cap Core Composite (the Disciplined Small-Cap Core Composite).

The Disciplined Small-Cap Core Composite is not subject to the same types of expenses as the SMALL-CAP CORE FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions, and investment limitations imposed by the Code, foreign tax laws, and/or the 1940 Act than those imposed on the SMALL-CAP CORE FUND. The data is provided to illustrate the past performance of the Adviser in managing accounts in a substantially similar manner as the SMALL-CAP CORE FUND as measured against a specific benchmark and does not represent the performance of the SMALL-CAP CORE FUND. This performance data should not be considered an indication of the future performance of the SMALL-CAP CORE FUND or the Adviser.

The Adviser has calculated all returns included herein in compliance with the Global Investment Performance Standards (GIPS®). The GIPS standards for calculation of total return differ from the standard required by the SEC for calculation of average annual total returns.

The Disciplined Small-Cap Core Composite returns are calculated on an annualized basis net of the highest management fee of 0.90% per annum, net of all actual fees and expenses, and gross of custodian fees and include the reinvestment of all income and dividends.

The Disciplined Small-Cap Core Composite expenses are lower than the estimated expenses of Class I shares of the SMALL-CAP CORE FUND after fee waivers and expense reimbursements. Accordingly, if the expenses of the Fund’s Class I shares had been deducted from the Disciplined Small-Cap Core

Composite’s returns, the returns would have been lower than those shown.

Periods Ended 8/31/15	Disciplined Small-Cap Core Composite	Russell 2000® Index(1)
1 Year	1.48%	0.03%
3 Year	19.30%	14.12%
5 Year	19.82%	15.55%
Since Inception(2)	18.93%	14.78%

(1) The Russell 2000® Index is a widely recognized index of small-capitalization U.S. companies. The index is unmanaged and does not reflect any deduction for fees, expenses, or taxes. A direct investment in an index is not possible.

(2) The Disciplined Small-Cap Core Composite commenced operations on July 1, 2010. The Small-Cap Core Composite includes all of the Adviser’s discretionary institutional and mutual fund accounts (including sub-advisory relationships) with substantially similar investment policies, strategies, and objectives that have been managed by the Adviser for at least one full month.

Historical Performance for Similar Accounts—BMO Global Low Volatility Alpha Composite

The following table shows the historical composite performance data for all of the Adviser’s advisory accounts that have substantially similar investment policies, strategies, and objectives to those of the GLOBAL LOW VOLATILITY EQUITY FUND, known as the BMO Global Low Volatility Alpha Composite (the Global Low Volatility Composite).

The Global Low Volatility Composite is not subject to the same types of expenses as the GLOBAL LOW VOLATILITY EQUITY FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions, and investment limitations imposed by the Code, foreign tax laws, and/or the 1940 Act than those imposed on the GLOBAL LOW VOLATILITY EQUITY FUND. The data is provided to illustrate the past performance of the Adviser in managing accounts in a substantially similar manner as the GLOBAL LOW VOLATILITY EQUITY FUND as measured against a specific benchmark and does not represent the performance of the GLOBAL LOW VOLATILITY EQUITY FUND. This performance data should not be considered an indication of the future performance of the GLOBAL LOW VOLATILITY EQUITY FUND or the Adviser.

HISTORICAL PERFORMANCE FOR SIMILAR ACCOUNTS	155

Historical Performance for Similar Accounts (cont.)

The Adviser has calculated all returns included herein in compliance with the Global Investment Performance Standards (GIPS®). The GIPS standards for calculation of total return differ from the standard required by the SEC for calculation of average annual total returns.

The Global Low Volatility Composite returns are calculated on an annualized basis net of the highest management fee of 0.80% per annum, net of all actual fees and expenses, and gross of custodian fees and include the reinvestment of all income and dividends.

The Global Low Volatility Composite expenses are lower than the estimated expenses of Class I shares of the GLOBAL LOW VOLATILITY EQUITY FUND after fee waivers and expense reimbursements. Accordingly, if the expenses of the Fund’s Class I shares had been deducted from the Global Low Volatility Composite’s returns, the returns would have been lower than those shown.

Periods Ended 8/31/15	Global Low Volatility Composite	MSCI ACWI Index(1)
1 Year	1.02%	(5.79)%
3 Year	11.00%	9.98%
Since Inception(2)	11.21%	8.10%

(1) The MSCI ACWI Index is a widely recognized index designed to measure the equity market performance of developed and emerging markets. The index is unmanaged and does not reflect any deduction for fees, expenses, or taxes. A direct investment in an index is not possible.

(2) The Global Low Volatility Composite commenced operations on March 30, 2012. The Global Low Volatility Composite includes all of the Adviser’s discretionary institutional and mutual fund accounts (including sub-advisory relationships) with substantially similar investment policies, strategies, and objectives that have been managed by the Adviser for at least one full month.

156	HISTORICAL PERFORMANCE FOR SIMILAR ACCOUNTS

Financial Highlights–Investor Class of Shares (For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions. Because the Disciplined International Equity and Global Long/Short Equity Funds recently commenced operations, financial highlights are not available at this time. Information will be included in the Funds’ first report to shareholders.

The information for the fiscal years ended August 31, 2011, 2012, 2013, 2014 and 2015 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2015, which is available free of charge from the Funds.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment Income (Loss)(2)
Large-Cap Value Fund
2015	$17.04	$0.13	$(0.22)	$(0.09)	$(0.10)	$(1.62)	$(1.72)	$15.23	(0.70)%	1.22%	1.21%	0.80%	$156,840	72%
2014	14.54	0.11	3.57	3.68	(0.12)	(1.06)	(1.18)	17.04	26.47	1.23	1.23	0.70	131,012	68
2013(3)	12.21	0.13	2.37	2.50	(0.17)	—	(0.17)	14.54	20.65	1.27	1.24	1.00	111,769	71
2012(3)	10.62	0.12	1.57	1.69	(0.10)	—	(0.10)	12.21	16.04	1.30	1.24	1.10	76,786	127
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.29	1.24	0.78	67,845	55
Large-Cap Growth Fund
2015	17.94	(0.01)	0.93	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	161,918	94
2014	15.08	0.01	4.34	4.35	(0.04)	(1.45)	(1.49)	17.94	30.33	1.24	1.24	0.03	97,738	67
2013(3)	14.16	0.06	1.93	1.99	(0.03)	(1.04)	(1.07)	15.08	15.07	1.25	1.24	0.37	92,037	100
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.29	1.24	0.11	103,385	185
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.29	1.24	(0.14)	80,508	113
Mid-Cap Value Fund
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	178,631	27
2014	16.24	0.04	3.64	3.68	(0.06)	(2.20)	(2.26)	17.66	24.65	1.20	1.20	0.23	189,016	30
2013(3)	13.24	0.08	3.62	3.70	(0.08)	(0.62)	(0.70)	16.24	29.23	1.22	1.22	0.51	191,459	48
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.25	1.23	0.69	132,283	31
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.26	1.24	0.47	131,209	37
Mid-Cap Growth Fund
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	125,019	53
2014	22.94	(0.14)	4.19	4.05	—	(3.06)	(3.06)	23.93	19.16	1.22	1.22	(0.61)	121,928	57
2013(3)	20.11	(0.11)	4.21	4.10	—	(1.27)	(1.27)	22.94	21.40	1.22	1.22	(0.49)	107,410	58
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.25	1.24	(0.52)	95,884	69
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.30	1.23	(0.21)	92,911	79

FINANCIAL HIGHLIGHTS	157

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment Income (Loss)(2)
Small-Cap Growth Fund
2015	$22.31	$(0.14)	$(0.27)	$(0.41)	$—	$(3.79)	$(3.79)	$18.11	(1.56)%	1.40%	1.40%	(0.61)%	$307,052	59%
2014	22.21	(0.08)	3.12	3.04	—	(2.94)	(2.94)	22.31	14.44	1.40	1.40	(0.36)	431,093	82
2013(3)	18.12	(0.17)	5.59	5.42	—	(1.33)	(1.33)	22.21	31.90	1.41	1.41	(0.87)	412,282	76
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.46	1.44	(0.83)	331,307	85
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.46	1.44	(0.90)	335,200	101
Pyrford International Stock Fund
2015(3)	13.11	0.23	(1.52)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.02	91,700	9
2014(3)	12.07	0.36	1.27	1.63	(0.56)	(0.03)	(0.59)	13.11	13.69	1.27	1.24	3.12	81,352	6
2013(3)	10.76	0.24	1.35	1.59	(0.23)	(0.05)	(0.28)	12.07	14.98	1.34	1.24	2.23	51,265	15
2012(3)(7)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.39	1.24	3.55	39,938	13
Ultra Short Tax-Free Fund
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60	0.55	0.34	64,333	57
2014	10.04	0.06	0.05	0.11	(0.06)	(0.00)	(0.06)	10.09	1.10	0.59	0.55	0.57	67,617	86
2013	10.09	0.07	(0.04)	0.03	(0.08)	(0.00)	(0.08)	10.04	0.26	0.57	0.55	0.72	99,168	71
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.62	0.55	1.06	107,582	128
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	(0.00)	(0.14)	10.06	1.33	0.65	0.55	1.41	55,069	148
Short Tax-Free Fund
2015	10.20	0.12	(0.00)	0.12	(0.12)	__	(0.12)	10.20	1.21	0.83	0.55	1.18	24,689	50
2014	9.95	0.13	0.25	0.38	(0.13)	—	(0.13)	10.20	3.86	0.87	0.55	1.30	25,442	69
2013(3)(9)	10.00	0.08	(0.05)	0.03	(0.08)	—	(0.08)	9.95	0.34	1.06	0.55	1.17	15,240	74
Short-Term Income Fund
2015	9.40	0.09	(0.05)	0.04	(0.11)	__	(0.11)	9.33	0.43	0.69	0.60	1.02	67,376	29
2014	9.37	0.10	0.04	0.14	(0.11)	—	(0.11)	9.40	1.55	0.68	0.60	1.11	77,006	43
2013(3)	9.47	0.14	(0.09)	0.05	(0.15)	—	(0.15)	9.37	0.55	0.68	0.60	1.45	111,792	51
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.72	0.60	1.89	90,098	63
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.78	0.60	2.65	64,882	114
Intermediate Tax-Free Fund
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.23	1,250,815	26
2014	10.66	0.28	0.59	0.87	(0.28)	(0.00)	(0.28)	11.25	8.29	0.61	0.55	2.58	1,003,132	35
2013(3)	11.30	0.28	(0.57)	(0.29)	(0.28)	(0.07)	(0.35)	10.66	(2.67)	0.61	0.55	2.51	844,129	39
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.70	0.55	3.02	730,555	53
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.88	0.55	3.44	385,220	59
Mortgage Income Fund
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	94,380	44
2014	9.17	0.20	0.24	0.44	(0.25)	—	(0.25)	9.36	4.87	0.92	0.80	2.21	105,888	129
2013(3)	9.77	0.11	(0.38)	(0.27)	(0.22)	(0.11)	(0.33)	9.17	(2.81)	0.88	0.80	1.33	138,914	307
2012(3)	10.04	0.18	0.22	0.40	(0.27)	(0.40)	(0.67)	9.77	4.23	0.93	0.80	1.91	177,442	355
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.93	0.80	2.08	204,664	717

158	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio turnover rate(4)
										Gross Expenses	Net Expenses(2)	Net investment Income (Loss)(2)
TCH Corporate Income Fund
2015	$13.09	$0.36	$(0.71)	$(0.35)	$(0.36)	$(0.05)	$(0.41)	$12.33	(2.73)%	0.70%	0.59%	2.83%	$137,987	26%
2014	12.39	0.44	0.91	1.35	(0.44)	(0.21)	(0.65)	13.09	11.20	0.74	0.59	3.32	78,347	25
2013(3)	13.05	0.41	(0.34)	0.07	(0.43)	(0.30)	(0.73)	12.39	0.40	0.75	0.65	3.20	35,860	123
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.80	0.79	3.55	47,507	79
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.88	0.80	3.95	17,542	48
TCH Core Plus Bond Fund
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.69	602,588	25
2014	11.32	0.31	0.66	0.97	(0.32)	(0.02)	(0.34)	11.95	8.68	0.62	0.59	2.66	517,753	44
2013(3)	11.90	0.30	(0.30)	0.00	(0.30)	(0.28)	(0.58)	11.32	(0.18)	0.68	0.61	2.26	463,851	101
2012(3)	11.41	0.40	0.61	1.01	(0.44)	(0.08)	(0.52)	11.90	9.23	0.77	0.77	3.43	94,648	84
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.84	0.80	4.03	62,121	48
Government Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.08	0.01	101,593	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.07	0.01	105,267	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.13	0.01	133,255	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.56	0.16	0.01	101,548	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.21	0.01	256,327	—
Tax-Free Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.16	0.01	142,052	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.20	0.01	131,175	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.30	0.01	121,613	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.54	0.43	0.03	160,882	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.54	0.44	0.06	243,833	—
Prime Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.19	0.01	1,296,633	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.18	0.01	1,356,875	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.27	0.01	1,423,007	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.38	0.01	1,288,067	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.46	0.38	0.01	1,401,557	—

(1)	Based on net asset value as of end of period date.

(2)The	contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued its redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(7)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

(8)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.

(9)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.

(10)	Represents less than 0.005%.

FINANCIAL HIGHLIGHTS	159

Financial Highlights–Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Low Volatility Equity Fund
2015	$13.22	$0.20	$0.53	$0.73	$(0.21)	$(0.90)	$(1.11)	$12.84	5.56%	0.87%	0.65%	1.52%	$76,792	47%
2014	11.28	0.18	2.05	2.23	(0.18)	(0.11)	(0.29)	13.22	19.97	0.89	0.65	1.49	57,421	47
2013(3)(10)	10.00	0.10	1.25	1.35	(0.07)	—	(0.07)	11.28	13.47	1.28	0.65	1.79	41,009	101
Dividend Income Fund
2015	14.32	0.35	(0.77)	(0.42)	(0.36)	(0.92)	(1.28)	12.62	(3.38)	0.80	0.65	2.50	45,554	46
2014	12.27	0.32	2.51	2.83	(0.31)	(0.47)	(0.78)	14.32	23.87	0.80	0.65	2.43	55,387	45
2013(3)	10.80	0.33	1.46	1.79	(0.32)	—	(0.32)	12.27	16.78	0.81	0.65	2.79	50,393	25
2012(3)(9)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.90	0.65	2.76	46,959	18
Large-Cap Value Fund
2015	17.06	0.18	(0.23)	(0.05)	(0.13)	(1.62)	(1.75)	15.26	(0.45)	0.97	0.96	1.04	94,439	72
2014	14.56	0.16	3.56	3.72	(0.16)	(1.06)	(1.22)	17.06	26.74	0.98	0.98	0.95	119,263	68
2013(3)	12.24	0.17	2.37	2.54	(0.22)	—	(0.22)	14.56	20.95	1.02	0.99	1.24	101,834	71
2012(3)	10.65	0.16	1.56	1.72	(0.13)	—	(0.13)	12.24	16.32	1.05	0.99	1.36	72,633	127
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	1.04	0.99	1.03	78,877	55
Large-Cap Growth Fund
2015	18.06	0.07	0.90	0.97	(0.04)	(2.60)	(2.64)	16.39	5.85	0.98	0.96	0.29	72,958	94
2014	15.18	0.06	4.36	4.42	(0.09)	(1.45)	(1.54)	18.06	30.63	0.99	0.99	0.28	130,948	67
2013(3)	14.24	0.08	1.96	2.04	(0.06)	(1.04)	(1.10)	15.18	15.46	1.00	0.99	0.58	122,689	100
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	1.04	0.99	0.35	89,138	185
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	1.04	0.99	0.11	103,598	113
Mid-Cap Value Fund
2015	17.63	0.08	(0.60)	(0.52)	(0.04)	(2.06)	(2.10)	15.01	(3.29)	0.97	0.97	0.43	99,160	27
2014	16.23	0.08	3.64	3.72	(0.12)	(2.20)	(2.32)	17.63	24.96	0.95	0.95	0.49	145,606	30
2013(3)	13.23	0.12	3.61	3.73	(0.11)	(0.62)	(0.73)	16.23	29.58	0.97	0.97	0.77	122,818	48
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	1.00	0.98	0.94	103,596	31
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	1.01	0.99	0.71	108,425	37
Mid-Cap Growth Fund
2015	24.37	(0.08)	(0.55)	(0.63)	—	(3.23)	(3.23)	20.51	(2.61)	1.00	0.99	(0.26)	82,768	53
2014	23.26	(0.09)	4.26	4.17	—	(3.06)	(3.06)	24.37	19.43	0.97	0.97	(0.36)	144,807	57
2013(3)	20.32	(0.05)	4.26	4.21	—	(1.27)	(1.27)	23.26	21.74	0.97	0.97	(0.24)	142,302	58
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	1.00	0.99	(0.27)	131,501	69
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.98	0.10	161,539	79
Small-Cap Value Fund
2015	14.50	(0.01)	(0.84)	(0.85)	—	(0.81)	(0.81)	12.84	(5.99)	1.21	0.99	(0.14)	19,186	53
2014	13.62	0.01	2.25	2.26	—	(1.38)	(1.38)	14.50	17.68	1.15	0.99	0.04	16,369	43
2013(3)	10.51	0.09	3.35	3.44	(0.09)	(0.24)	(0.33)	13.62	33.49	1.26	0.99	0.48	13,404	74
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	1.50	0.99	0.34	4,135	58
2011(3)(8)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	1.56	0.99	0.04	2,814	21

160	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)					Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses		Net Expenses(2)		Net Investment Income (Loss)(2)
Small-Cap Core Fund
2015	$10.40	$0.02	$0.03	$0.05	$—	$—	$—	$10.45	0.48%	4.77%		0.90%		0.17%	$3,632	64%
2014(13)	10.00	0.00	0.40	0.40	—	—	—	10.40	4.00	6.75		0.90		(0.03)	3,030	43
Small-Cap Growth Fund
2015	22.75	(0.07)	(0.29)	(0.36)	—	(3.79)	(3.79)	18.60	(1.27)	1.15		1.15		(0.35)	339,016	59
2014	22.55	(0.02)	3.16	3.14	—	(2.94)	(2.94)	22.75	14.69	1.15		1.15		(0.09)	363,988	82
2013(3)	18.33	(0.12)	5.67	5.55	—	(1.33)	(1.33)	22.55	32.26	1.16		1.16		(0.62)	297,065	76
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.21		1.19		(0.59)	224,964	85
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.21		1.19		(0.56)	193,655	101
Global Low Volatility Equity Fund
2015(3)	11.50	0.25	(0.26)	(0.01)	(0.10)	(0.05)	(0.15)	11.34	(0.08)	5.51		0.85		2.16	4,144	31
2014(3)(12)	10.00	0.07	1.43	1.50	—	—	—	11.50	15.00	13.27		0.85		1.76	3,947	29
Pyrford International Stock Fund
2015(3)	13.14	0.22	(1.48)	(1.26)	(0.10)	—	(0.10)	11.78	(9.63)	1.03		0.99		2.52	626,232	9
2014(3)	12.10	0.39	1.27	1.66	(0.59)	(0.03)	(0.62)	13.14	14.00	1.02		0.99		3.32	272,486	6
2013(3)	10.78	0.22	1.40	1.62	(0.25)	(0.05)	(0.30)	12.10	15.29	1.09		0.99		2.63	159,985	15
2012(3)(9)	10.00	0.24	0.54	0.78	—	—	—	10.78	7.80	1.14		0.99		3.83	77,791	13
LGM Emerging Markets Equity Fund
2015(3)	14.33	0.16	(2.13)	(1.97)	(0.20)	—	(0.20)	12.16	(13.88)	1.34		1.15		1.15	85,034	25
2014(3)	12.61	0.23	1.71	1.94	(0.22)	—	(0.22)	14.33	15.57	1.30		1.15		1.89	111,807	38
2013(3)	13.69	0.26	(0.34)	(0.08)	(0.20)	(0.80)	(1.00)	12.61	(1.00)	1.40		1.15		2.41	84.760	29
2012(3)	15.86	0.37	(1.17)	(0.80)	(0.45)	(0.92)	(1.37)	13.69	(4.79)	1.70		1.18		2.15	42,949	83
2011(3)	16.21	0.09	0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.61		1.25		0.85	37,164	34
TCH Emerging Markets Bond Fund
2015(3)	11.16	0.51	(0.96)	(0.45)	(0.49)	(0.32)	(0.81)	9.90	(4.04)	2.96		0.85		4.96	3,812	60
2014(3)(12)	10.00	0.44	0.84	1.28	(0.12)	—	(0.12)	11.16	12.89	2.85		0.85		4.52	3,961	72
Alternative Strategies Fund
2015(3)(14)	10.00	(0.08)	0.50	0.42	—	—	—	10.42	4.20	4.69	(15)	2.47	(15)	(1.11)	34,261	119
Ultra Short Tax-Free Fund
2015	10.09	0.06	(0.01)	0.05	(0.06)	—	(0.06)	10.08	0.50	0.35		0.30		0.59	702,324	57
2014	10.04	0.09	0.05	0.14	(0.09)	(0.00)	(0.09)	10.09	1.35	0.34		0.30		0.82	663,538	86
2013	10.09	0.10	(0.05)	0.05	(0.10)	(0.00)	(0.10)	10.04	0.51	0.32		0.30		0.97	739,246	71
2012(3)	10.06	0.14	0.03	0.17	(0.14)	(0.00)	(0.14)	10.09	1.66	0.37		0.30		1.32	682,788	128
2011(3)	10.07	0.17	(0.01)	0.16	(0.17)	(0.00)	(0.17)	10.06	1.58	0.40		0.30		1.64	368,540	148
Short Tax-Free Fund
2015	10.21	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.20	1.26	0.58		0.40		1.32	105,734	50
2014	9.95	0.15	0.26	0.41	(0.15)	—	(0.15)	10.21	4.12	0.62		0.40		1.45	78,050	69
2013(3)(11)	10.00	0.10	(0.05)	0.05	(0.10)	—	(0.10)	9.95	0.45	0.81		0.40		1.33	34,138	74

FINANCIAL HIGHLIGHTS	161

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Short-Term Income Fund
2015	$9.42	$0.12	$(0.06)	$0.06	$(0.13)	$—	$(0.13)	$9.35	0.69%	0.44%	0.35%	1.24%	$263,894	29%
2014	9.39	0.13	0.04	0.17	(0.14)	—	(0.14)	9.42	1.80	0.43	0.35	1.35	142,526	43
2013(3)	9.48	0.16	(0.07)	0.09	(0.18)	—	(0.18)	9.39	0.91	0.43	0.35	1.70	117,378	51
2012(3)	9.32	0.20	0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.47	0.35	2.16	101,182	63
2011(3)	9.31	0.26	(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.52	0.35	2.93	86,591	114
Intermediate Tax-Free Fund
2015	11.25	0.28	0.01	0.29	(0.28)	—	(0.28)	11.26	2.60	0.32	0.32	2.46	559,937	26
2014	10.66	0.31	0.59	0.90	(0.31)	(0.00)	(0.31)	11.25	8.50	0.36	0.36	2.77	396,291	35
2013(3)	11.29	0.30	(0.56)	(0.26)	(0.30)	(0.07)	(0.37)	10.66	(2.40)	0.36	0.36	2.70	352,883	39
2012(3)	10.75	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45	0.45	3.10	345,109	55
2011(3)(7)	10.37	0.25	0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.56	0.50	3.54	166,269	59
Mortgage Income Fund
2015	9.35	0.24	0.01	0.25	(0.29)	—	(0.29)	9.31	2.70	0.68	0.55	2.61	22,981	44
2014	9.16	0.23	0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67	0.55	2.45	28,473	129
2013(3)	9.76	0.15	(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.63	0.55	1.57	35,880	307
2012(3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.68	0.55	2.16	41,528	355
2011(3)	10.08	0.24	0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.67	0.55	2.33	47,101	717
TCH Intermediate Income Fund
2015	10.64	0.21	(0.28)	(0.07)	(0.23)	—	(0.23)	10.34	(0.64)	0.65	0.55	2.03	77,809	58
2014	10.28	0.21	0.36	0.57	(0.21)	—	(0.21)	10.64	5.63	0.65	0.55	2.03	110,824	118
2013(3)	10.51	0.15	(0.23)	(0.08)	(0.15)	—	(0.15)	10.28	(0.74)	0.64	0.55	1.45	95,908	248
2012(3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.67	0.55	1.99	113,933	190
2011(3)	9.90	0.20	0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.68	0.55	2.03	102,730	445
TCH Corporate Income Fund
2015	13.07	0.38	(0.70)	(0.32)	(0.38)	(0.05)	(0.43)	12.32	(2.53)	0.45	0.45	2.97	162,107	26
2014	12.37	0.45	0.91	1.36	(0.45)	(0.21)	(0.66)	13.07	11.32	0.49	0.49	3.50	121,773	25
2013(3)	13.03	0.44	(0.35)	0.09	(0.45)	(0.30)	(0.75)	12.37	0.54	0.50	0.50	3.36	93,490	123
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.55	0.54	3.88	91,611	79
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.63	0.55	4.18	76,263	48
TCH Core Plus Bond Fund
2015	11.94	0.34	(0.45)	(0.11)	(0.35)	(0.06)	(0.41)	11.42	(0.96)	0.33	0.33	2.94	472,576	25
2014	11.32	0.33	0.65	0.98	(0.34)	(0.02)	(0.36)	11.94	8.82	0.37	0.37	2.89	422,941	44
2013(3)	11.90	0.32	(0.29)	0.03	(0.33)	(0.28)	(0.61)	11.32	0.09	0.43	0.43	2.44	321,051	101
2012(3)	11.41	0.43	0.61	1.04	(0.47)	(0.08)	(0.55)	11.90	9.41	0.52	0.52	3.68	63,697	84
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.59	0.55	4.28	47,398	48
Monegy High Yield Bond
2015	10.44	0.54	(0.79)	(0.25)	(0.54)	(0.24)	(0.78)	9.41	(2.46)	0.96	0.65	5.46	30,173	46
2014	10.32	0.58	0.26	0.84	(0.58)	(0.14)	(0.72)	10.44	8.32	0.85	0.65	5.53	37,307	42
2013(3)	10.32	0.59	0.00	0.59	(0.59)	(0.00)	(0.59)	10.32	5.80	0.83	0.65	5.61	49,722	34
2012(3)(9)	10.00	0.37	0.32	0.69	(0.37)	—	(0.37)	10.32	7.00	0.85	0.65	5.54	48,574	16

162	FINANCIAL HIGHLIGHTS

Period ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Government Money Market Fund
2015	$1.00	$0.00	$0.00	$0.00	$(0.00)	$(0.00)	$(0.00)	$1.00	0.01%	0.28%	0.08%	0.01%	$467,294	—%
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.29	0.07	0.01	427,913	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.30	0.13	0.01	431,677	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.31	0.16	0.01	334,571	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.30	0.17	0.04	244,082	—
Tax-Free Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.28	0.16	0.01	515,005	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.28	0.19	0.02	453,901	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.13	0.28	0.20	0.11	696,785	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.29	0.20	0.25	582,585	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.28	0.20	0.30	613,935	—
Prime Money Market Fund
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.20	0.18	0.01	2,576,245	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.20	0.18	0.01	1,968,436	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.08	0.21	0.20	0.08	2,590,312	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.21	0.20	0.19	1,934,167	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.21	0.20	0.19	2,164,483	—

(1)	Based on net asset value as of end of period date.

(2)The	contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued its redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Represents less than 0.5%.

(7)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.

(8)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.

(9)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

(10)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.

(11)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.

(12)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014
(13)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.

(14)	Computed using the average shares method.

(15)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.

(16)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.17% and 1.95%, respectively.

FINANCIAL HIGHLIGHTS	163

Financial Highlights–Advisor Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Low Volatility Equity Fund
2015	$13.20	$0.14	$0.55	$0.69	$(0.18)	$(0.90)	$(1.08)	$12.81	5.22%	1.12%	0.90%	1.12%	$1,162	47%
2014(6)	12.74	0.04	0.47	0.51	(0.05)	—	(0.05)	13.20	4.03	1.02	0.90	1.17	26	47
Dividend Income Fund
2015	14.29	0.31	(0.76)	(0.45)	(0.33)	(0.92)	(1.25)	12.59	(3.63)	1.05	0.90	2.16	74,254	46
2014(6)	13.57	0.08	0.71	0.79	(0.07)	—	(0.07)	14.29	5.84	1.08	0.90	2.09	26	45
Large-Cap Value Fund
2015	17.04	0.13	(0.22)	(0.09)	(0.10)	(1.62)	(1.72)	15.23	(0.70)	1.22	1.21	0.80	28	72
2014(6)	16.23	0.04	0.82	0.86	(0.05)	—	(0.05)	17.04	5.32	1.23	1.23	0.83	27	68
Large-Cap Growth Fund
2015	17.94	0.00	0.92	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	37	94
2014(6)	16.81	0.01	1.12	1.13	—	—	—	17.94	6.72	1.24	1.24	0.17	26	67
Mid-Cap Value Fund
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	26	27
2014(6)	16.61	0.01	1.04	1.05	—	—	—	17.66	6.32	1.20	1.20	0.31	27	30
Mid-Cap Growth Fund
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	28	53
2014(6)	22.89	(0.04)	1.08	1.04	—	—	—	23.93	4.54	1.24	1.24	(0.63)	26	57
Small-Cap Value Fund
2015	14.40	(0.02)	(0.85)	(0.87)	—	(0.81)	(0.81)	12.72	(6.18)	1.46	1.24	(0.46)	72,822	53
2014(6)	13.99	(0.01)	0.42	0.41	—	—	—	14.40	2.93	1.46	1.24	(0.14)	26	43
Small-Cap Core Fund
2015	10.38	(0.01)	0.04	0.03	—	—	—	10.41	0.29	5.02	1.15	(0.28)	629	64
2014(6)	10.08	(0.01)	0.31	0.30	—	—	—	10.38	2.98	4.82	1.15	(0.30)	26	43
Global Low Volatility Equity Fund
2015(3)	11.47	0.14	(0.17)	(0.03)	(0.08)	(0.05)	(0.13)	11.31	(0.28)	5.76	1.10	2.38	142	31
2014(3)(6)	11.12	0.05	0.30	0.35	—	—	—	11.47	3.15	11.55	1.10	1.53	26	29
Pyrford International Stock Fund
2015(3)	13.11	0.05	(1.34)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.79	817	9
2014(3)(6)	13.13	0.07	(0.09)	(0.02)	—	—	—	13.11	(0.15)	1.28	1.24	1.95	25	6
LGM Emerging Markets Equity Fund
2015(3)	14.30	0.08	(2.09)	(2.01)	(0.17)	—	(0.17)	12.12	(14.18)	1.59	1.40	2.01	63,966	25
2014(3)(6)	13.69	0.08	0.53	0.61	—	—	—	14.30	4.46	1.66	1.40	2.05	26	38
TCH Emerging Markets Bond Fund
2015(3)	11.14	0.34	(0.79)	(0.45)	(0.48)	(0.32)	(0.80)	9.89	(4.11)	3.21	1.00	4.94	3,882	60
2014(3)(6)	10.80	0.12	0.22	0.34	—	—	—	11.14	3.15	2.42	1.00	4.26	26	72

164	FINANCIAL HIGHLIGHTS

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)						Net Assets, End of Period (000 Omitted)		Portfolio Turnover Rate(4)
										Gross Expenses		Net Expenses(2)		Net Investment Income (Loss)(2)
Alternative Strategies Fund
2015(3)(8)	$10.00	$(0.06)	$0.46	$0.40	$—	$—	$—	$10.40	4.00%	4.94	(9) %	2.72	(9) %	(1.07	) %	$1,011		119%
Ultra Short Tax-Free Fund
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60		0.55		0.34		25		57
2014(6)	10.09	0.01	0.00	0.01	(0.01)	—	(0.01)	10.09	0.13	0.59		0.55		0.50		25		86
Short Tax-Free Fund
2015	10.20	0.12	(0.00)	0.12	(0.12)	—	(0.12)	10.20	1.21	0.83		0.55		1.15		453		50
2014(6)	10.17	0.03	0.03	0.06	(0.03)	—	(0.03)	10.20	0.64	0.83		0.55		1.29		25		69
Short-Term Income Fund
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43	0.69		0.60		1.02		25		29
2014(6)	9.42	0.02	(0.01)	0.01	(0.03)	—	(0.03)	9.40	0.10	0.71		0.60		1.10		25		43
Intermediate Tax-Free Fund
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57		0.55		2.24		2,095		26
2014(6)	11.16	0.07	0.09	0.16	(0.07)	—	(0.07)	11.25	1.46	0.60		0.55		2.41		2,044		35
Mortgage Income Fund
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93		0.80		2.36		26		44
2014(6)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86	0.94		0.80		2.38		25		129
TCH Intermediate Income Fund
2015	10.65	0.20	(0.29)	(0.09)	(0.21)	—	(0.21)	10.35	(0.89)	0.90		0.80		2.01		2015		10.65
2014(6)	10.61	0.05	0.04	0.09	(0.05)	—	(0.05)	10.65	0.88	0.90		0.80		1.90		2014	(6)	10.61
TCH Corporate Income Fund
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70		0.59		2.83		25		26
2014(6)	12.93	0.09	0.17	0.26	(0.10)	—	(0.10)	13.09	2.02	0.72		0.59		2.92		25		25
TCH Core Plus Bond Fund
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58		0.58		2.71		312		25
2014(6)	11.82	0.08	0.14	0.22	(0.09)	—	(0.09)	11.95	1.85	0.60		0.59		2.74		25		44
Monegy High Yield Bond Fund
2015	10.44	0.51	(0.79)	(0.28)	(0.51)	(0.24)	(0.75)	9.41	(2.70)	1.21		0.90		5.13		42,843		46
2014(6)	10.52	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.44	0.58	1.17		0.90		5.09		25		42

(1)	Based on net asset value as of end of period date.

(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

(7)	Represents less than 0.5%.

(8)	Reflects operations for the period from December 15, 2014 (inception date) to August 31, 2015.

(9)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.42% and 2.20%, respectively.

FINANCIAL HIGHLIGHTS	165

Financial Highlights–Class R3 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Mid-Cap Value Fund
2015	$17.62	$(0.01)	$(0.59)	$(0.60)	$—	$(2.06)	$(2.06)	$14.96	(3.80)%	1.47%	1.47%	(0.06)%	$25	27%
2014(6)	16.58	0.00	1.04	1.04	—	—	$—	17.62	6.27	1.45	1.45	0.07	26	30
Mid-Cap Growth Fund
2015	24.34	(0.16)	(0.58)	(0.74)	—	(3.23)	(3.23)	20.37	(3.11)	1.50	1.49	(0.77)	25	53
2014(6)	23.30	(0.06)	1.10	1.04	—	—	—	24.34	4.46	1.49	1.49	(0.89)	26	57
Small-Cap Value Fund
2015	14.48	(0.08)	(0.83)	(0.91)	—	(0.81)	(0.81)	12.76	(6.43)	1.71	1.49	(0.62)	24	53
2014(6)	14.07	(0.01)	0.42	0.41	—	—	—	14.48	2.91	1.71	1.49	(0.39)	26	43
Pyrford International Stock Fund
2015(3)	13.12	0.22	(1.54)	(1.32)	(0.06)	—	(0.06)	11.74	(10.06)	1.53	1.49	1.71	22	9
2014(3)(6)	13.15	0.06	(0.09)	(0.03)	—	—	—	13.12	(0.23)	1.53	1.49	1.70	25	6

(1)	Based on net asset value as of end of period date.

(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

166	FINANCIAL HIGHLIGHTS

Financial Highlights – Class R6 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Gross Expenses	Net Expenses(2)	Net Investment Income (Loss)(2)
Mid-Cap Value Fund
2015	$17.65	$0.11	$(0.62)	$(0.51)	$(0.05)	$(2.06)	$(2.11)	$15.03	(3.19)%	0.82%	0.82%	0.64%	$8,776	27%
2014(6)	16.58	0.03	1.04	1.07	—	—	—	17.65	6.45	0.80	0.80	0.71	27	30
Mid-Cap Growth Fund
2015	24.38	(0.03)	(0.57)	(0.60)	—	(3.23)	(3.23)	20.55	(2.47)	0.85	0.84	(0.12)	26	53
2014(6)	23.30	(0.02)	1.10	1.08	—	—	—	24.38	4.64	0.84	0.84	(0.24)	26	57
Small-Cap Value Fund
2015	14.50	(0.00)	(0.82)	(0.82)	—	(0.81)	(0.81)	12.87	(5.78)	1.06	0.84	0.01	134	53
2014(6)	14.07	0.01	0.42	0.43	—	—	—	14.50	3.06	1.06	0.84	0.25	26	43
Pyrford International Stock Fund
2015(3)	13.15	0.20	(1.45)	(1.25)	(0.11)	—	(0.11)	11.79	(9.56)	0.88	0.84	3.42	6,560	9
2014(3)(6)	13.15	0.08	(0.08)	0.00	—	—	—	13.15	0.00	0.88	0.84	2.36	25	6

(1)	Based on net asset value as of end of period date.

(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.

(3)	Redemption fees consisted of per share amounts less than $0.01.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	167

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section: Securities and Exchange Commission Washington, D.C. 20549-1520 | publicinfo@sec.gov | 1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

BMO Investment Distributors, LLC Distributor

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2015 BMO Financial Corp. (12/15)	Investment Company Act File No. 811-58433

Target Risk Funds

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Investor Class (Class Y)	Institutional Class (Class I)	Retirement Class (Class R3)	Retirement Class (Class R6)

BMO Target Risk Funds
BMO Conservative Allocation Fund	BDVYX	BDVIX	BDVRX	BDVSX
BMO Moderate Allocation Fund	BMBYX	BMBHX	BMBQX	BMBTX
BMO Balanced Allocation Fund	BGRYX	BGRHX	BGRRX	BGRQX
BMO Growth Allocation Fund	BABYX	BABHX	BABRX	BABQX
BMO Aggressive Allocation Fund	BDSYX	BDSHX	BDSRX	BDSQX

FUND SUMMARY

BMO Conservative Allocation Fund

Investment Objective:

To provide total return primarily from income, secondarily from appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.57%	0.32%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.56%	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.13%	0.88%	1.38%	0.73%
Fee Waiver and Expense Reimbursement(2)	(0.24)%	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.89%	0.64%	1.14%	0.49%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$91	$65	$116	$50
3 Years	$335	$257	$413	$209
5 Years	$599	$464	$732	$382
10 Years	$1,353	$1,062	$1,637	$884

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including affiliated and unaffiliated funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund may invest in different combinations and weightings of affiliated and unaffiliated funds without limit. The Fund normally targets an allocation of approximately 80% of its total assets in funds that invest principally in fixed income securities and 20% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 70-90% of its total assets in funds that invest principally in fixed income securities and 10-30% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the

BMO TARGET RISK FUNDS	1

BMO Conservative Allocation Fund (cont.)

underlying funds may invest include corporate bonds and government, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the

2	BMO TARGET RISK FUNDS

BMO Conservative Allocation Fund (cont.)

underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

BMO TARGET RISK FUNDS	3

BMO Conservative Allocation Fund (cont.)

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (2.13)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	9.22%
Worst quarter	9/30/2008	(5.56)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	5.14%	6.45%	5.45%	6.07%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
Barclays U.S. Aggregate Bond Index	5.95%	4.45%	4.71%	6.02%
Lipper Mixed-Asset Target Allocation Conservative Funds Index	4.67%	6.60%	5.16%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The Barclays U.S. Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate, and publicly issued.

The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since

4	BMO TARGET RISK FUNDS

BMO Conservative Allocation Fund (cont.)

December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RISK FUNDS	5

BMO Moderate Allocation Fund

Investment Objective:

To provide total investment return from income and appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.57%	0.32%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	1.16%	0.91%	1.41%	0.76%
Fee Waiver and Expense Reimbursement(2)	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.89%	0.64%	1.14%	0.49%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for
Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$91	$65	$116	$50
3 Years	$342	$263	$420	$216
5 Years	$612	$477	$745	$396
10 Years	$1,385	$1,095	$1,668	$917

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including affiliated and unaffiliated funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund may invest in different combinations and weightings of affiliated and unaffiliated funds without limit. The Fund normally targets an allocation of approximately 60% of its total assets in funds that invest principally in fixed income securities and 40% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 50-70% of its total assets in funds that invest principally in fixed income securities and 30-50% of its total assets in funds that invest principally in equity securities.

6	BMO TARGET RISK FUNDS

BMO Moderate Allocation Fund (cont.)

Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the underlying funds may invest include corporate bonds and government, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to

BMO TARGET RISK FUNDS	7

BMO Moderate Allocation Fund (cont.)

understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of

8	BMO TARGET RISK FUNDS

BMO Moderate Allocation Fund (cont.)

investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (3.32)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	11.41%
Worst quarter	12/31/2008	(9.39)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	5.87%	8.03%	5.83%	6.93%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
Barclays U.S. Aggregate Bond Index	5.95%	4.45%	4.71%	6.02%
Lipper Mixed-Asset Target Allocation Conservative Funds Index	4.67%	6.60%	5.16%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs

BMO TARGET RISK FUNDS	9

BMO Moderate Allocation Fund (cont.)

or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The Barclays U.S. Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate, and publicly issued.

The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	BMO TARGET RISK FUNDS

BMO Balanced Allocation Fund

Investment Objective:

To provide total investment return from income and appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.47%	0.22%	0.22%	0.07%
Acquired (underlying) Fund Fees and Expenses(1)	0.62%	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.09%	0.84%	1.34%	0.69%
Fee Waiver and Expense Reimbursement(2)	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.95%	0.70%	1.20%	0.55%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6.the amounts shown above through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$97	$72	$122	$56
3 Years	$333	$254	$411	$207
5 Years	$587	$452	$721	$370
10 Years	$1,316	$1,024	$1,600	$845

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including affiliated and unaffiliated funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund may invest in different combinations and weightings of affiliated and unaffiliated funds without limit. The Fund normally targets an allocation of approximately 40% of its total assets in funds that invest principally in fixed income securities and 60% of its total assets in funds that invest principally in equity securities. Under normal market conditions, the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 30-50% of its total assets in funds that invest principally in fixed income securities and 50-70% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. Fixed income securities in which the

BMO TARGET RISK FUNDS	11

BMO Balanced Allocation Fund (cont.)

underlying funds may invest include corporate bonds and government, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may invest in funds with exposure to debt securities that are below investment grade, also known as high yield securities (junk bonds), and in funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of

12	BMO TARGET RISK FUNDS

BMO Balanced Allocation Fund (cont.)

securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

High Yield Securities Risk. High yield securities, also referred to as “junk bonds” or non-investment grade securities, tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•	Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time.

BMO TARGET RISK FUNDS	13

BMO Balanced Allocation Fund (cont.)

Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (4.41)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	13.62%
Worst quarter	12/31/2008	(14.17)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	6.43%	9.54%	6.09%	7.52%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
S&P 500 Index	13.69%	15.45%	7.67%	9.72%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	6.22%	8.81%	5.52%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

14	BMO TARGET RISK FUNDS

BMO Balanced Allocation Fund (cont.)

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RISK FUNDS	15

BMO Growth Allocation Fund

Investment Objective:

To provide total investment return from income and appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.57%	0.32%	0.32%	0.17%
Acquired (underlying) Fund Fees and Expenses(1)	0.65%	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses	1.22%	0.97%	1.47%	0.82%
Fee Waiver and Expense Reimbursement(2)	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.95%	0.70%	1.20%	0.55%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.30% for Class Y, 0.05% for Class I, 0.55% for Class R3, and (0.10)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$97	$72	$122	$56
3 Years	$360	$282	$438	$235
5 Years	$644	$510	$777	$429
10 Years	$1,453	$1,165	$1,734	$988

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including affiliated and unaffiliated funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund may invest in different combinations and weightings of affiliated and unaffiliated funds without limit. The Fund normally targets an allocation of approximately 20% of its total assets in funds that invest principally in fixed income securities and 80% of its total assets in funds that invest principally in equity securities. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 10-30% of its total assets in funds that invest principally in fixed income securities and 70-90% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The underlying funds may also invest in

16	BMO TARGET RISK FUNDS

BMO Growth Allocation Fund (cont.)

fixed income securities, including corporate bonds and government, mortgage-backed and asset-backed securities, and convertible securities (fixed income securities convertible into shares of common or preferred stock). The Fund also may allocate assets to underlying funds that invest in cash, cash equivalents, and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise, style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the

Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve

BMO TARGET RISK FUNDS	17

BMO Growth Allocation Fund (cont.)

additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or counterparty defaults by failing to pay interest or principal when due. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•	Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market

18	BMO TARGET RISK FUNDS

BMO Growth Allocation Fund (cont.)

and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (5.55)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.97%
Worst quarter	12/31/2008	(19.02)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	6.98%	11.07%	6.25%	8.03%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
S&P 500 Index	13.69%	15.45%	7.67%	9.72%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	6.22%	8.81%	5.52%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and

BMO TARGET RISK FUNDS	19

BMO Growth Allocation Fund (cont.)

Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	BMO TARGET RISK FUNDS

BMO Aggressive Allocation Fund

Investment Objective:

To provide total investment return primarily from appreciation, secondarily from income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	0.53%	0.28%	0.28%	0.13%
Acquired (underlying) Fund Fees and Expenses(1)	0.66%	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.19%	0.94%	1.44%	0.79%
Fee Waiver and Expense Reimbursement(2)	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.99%	0.74%	1.24%	0.59%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.33% for Class Y, 0.08% for Class I, 0.58% for Class R3, and (0.07)% for Class R6 through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2016. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$101	$76	$126	$60
3 Years	$358	$280	$436	$232
5 Years	$635	$501	$768	$419
10 Years	$1,425	$1,136	$1,707	$959

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in shares of other mutual funds, including affiliated and unaffiliated funds (underlying funds), according to an asset allocation strategy developed by the Adviser. The Fund may invest in different combinations and weightings of affiliated and unaffiliated funds without limit. The Fund normally targets an allocation of approximately 100% of its total assets in funds that invest principally in equity securities, and will invest at least 80% of its assets in funds that invest principally in common or preferred stocks. Under normal market conditions the Fund allocates its assets among the underlying funds based on asset allocation target ranges of 0-10% of its total assets in funds that invest principally in money market funds and 90-100% of its total assets in funds that invest principally in equity securities. Equity securities in which the underlying funds may invest may be of any market capitalization and include common stock, preferred stock, depositary receipts, rights and warrants, and exchange-traded funds. The Fund also may

BMO TARGET RISK FUNDS	21

BMO Aggressive Allocation Fund (cont.)

allocate assets to underlying funds that invest in cash, cash equivalents, convertible securities (fixed income securities convertible into shares of common or preferred stock), and other short-term fixed income instruments, including money market funds. While the Fund will invest primarily in underlying funds that invest in U.S. securities, some underlying funds may invest in foreign securities, including emerging markets.

The Fund is one of the BMO Target Risk Funds. The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

BMO Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation	10% - 30%	70% - 100%	0% - 10%
Moderate Allocation	30% - 50%	50% - 70%	0% - 10%
Balanced Allocation	50% - 70%	30% - 50%	0% - 10%
Growth Allocation	70% - 90%	10% - 30%	0% - 10%
Aggressive Allocation	90% - 100%	0%	0% - 10%

The Adviser will continuously monitor the Fund and may make modifications to either the investment approach or the underlying fund allocations that the Adviser believes could benefit shareholders. The Adviser will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s investment team expertise style or asset class exposures, portfolio characteristics, risk profile, and investment process.

The underlying funds invest their assets directly in equity, fixed income, derivatives, cash, and cash equivalents (including money market funds) in accordance with their own investment objectives and policies.

Although the Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency.

This section describes the principal risks associated with the Fund’s principal investment strategies. The net asset value of the Fund will vary, and you could lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Affiliated Fund Risk. The Adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the Adviser and its affiliated companies typically receive fees from the affiliated funds.

Asset Allocation Risk. Investments in the Fund are subject to risks related to the Adviser’s allocation choices. The selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments could cause the Fund to lose value or cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk. The Fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the Fund will incur fees to pay for certain expenses related to the operations of the Fund. An investor holding the underlying funds directly and in the same proportions as the Fund would incur lower overall expenses, but would not receive the benefit of the portfolio management and other services provided by the Fund. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

•

Derivatives Risk. The performance of derivative instruments depends largely on the performance of an underlying reference instrument and the portfolio manager’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and/or other economic factors. Derivatives involve additional costs and can create economic leverage in an underlying fund’s portfolio which may result in significant volatility and cause the underlying fund to participate in

22	BMO TARGET RISK FUNDS

BMO Aggressive Allocation Fund (cont.)

losses (as well as gains) in an amount that exceeds the underlying fund’s initial investment. Other risks include liquidity due to possible lack of a secondary market, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the underlying fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. Specific types of derivative securities also are subject to a number of additional risks, such as:

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts are subject to currency risks. A forward foreign currency exchange contract may also result in losses in the event of a default or bankruptcy of the counterparty. Forward foreign currency exchange contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Forward Contracts Risk. Forward contracts are not currently exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, an underlying fund faces the risk that its counterparties may not perform their obligations. Non-deliverable forwards are considered swaps and may in the future be required to be centrally cleared and traded on public facilities.

Options and Futures Risk. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreements Risk. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

•

Emerging Markets Risk. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•

Foreign Securities Risk. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a fund may incur higher costs and expenses when making foreign investments, which will affect the fund’s total return.

•

Large-, Mid-, and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments, an underlying fund’s large-, mid-, or small-cap holdings could reduce performance.

•

Liquidity Risk. Liquidity risk refers to the possibility that a fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, an underlying fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance.

•

Sector Risk. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent an underlying fund invests its assets in a particular sector, the fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

•

Style Risk. Different investment styles, such as growth or equity, tend to shift in and out of favor depending on market and investor sentiment. The Fund may underperform other funds that invest in underlying funds with similar asset classes but employ different investment styles.

Fund Performance

The Fund is the successor to the portfolio of a collective trust fund (Collective Fund) managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the Fund. On May 30, 2014, the Fund’s inception date, the assets of the Collective Fund were transferred to the Fund in exchange for Fund shares. The performance information shown for the Class I shares includes the performance of the Collective Fund for periods before the Fund

BMO TARGET RISK FUNDS	23

BMO Aggressive Allocation Fund (cont.)

commenced operations, not adjusted to reflect the Class I expenses. If the Class I expenses had been deducted, the returns would be lower than those shown below. The Collective Fund was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain investment restrictions and diversification requirements that are imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Collective Fund.

The bar chart and table show the historical performance of the Collective Fund and the Fund and provide some indication of the risks of investing in the Fund. The bar chart shows how the Collective Fund’s and the Fund’s total returns before taxes have varied from year to year, while the table compares the Collective Fund’s and the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance for the Fund’s Class Y, R3 and R6 shares will vary from the Class I shares based on the expenses of each class. Please keep in mind that past performance does not represent how the Fund will perform in the future both before and after taxes. Investors may obtain updated performance information for the Fund at www.bmofunds.com.

Class I—Annual Total Returns (calendar years 2005-2014)

For the period January 1, 2015 through September 30, 2015, the total return for the Class I shares of the Fund was (6.02)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	17.74%
Worst quarter	12/31/2008	(22.56)%

Average Annual Total Returns through 12/31/14

	1 Year	5 Year	10 Year	Since Inception
Class I (Inception 7/31/94)
Return Before Taxes	7.71%	12.31%	6.40%	8.50%
Return After Taxes on Distributions	N.A.	N.A.	N.A.	N.A.
Return After Taxes on Distributions and Sale of Fund Shares	N.A.	N.A.	N.A.	N.A.
S&P 500 Index	13.69%	15.45%	7.67%	9.72%
Lipper Mixed-Asset Target Allocation Growth Funds Index	7.04%	10.39%	6.49%	N.A.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class I, and after-tax returns for Class Y, Class R3, and Class R6 will vary.

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an average of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Fund. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has been a portfolio manager of the Fund since its inception in 2014. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has been a portfolio manager of the Fund since December 2014. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Fund since August 2015.

24	BMO TARGET RISK FUNDS

BMO Aggressive Allocation Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $1,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

Eligible retirement plans generally may open an account and purchase Class R3 and Class R6 shares by contacting BMO Funds U.S. Services.

Sale of Fund Shares. Please contact your plan administrator or recordkeeper in order to sell (redeem) Class R3 or Class R6 shares from your retirement plan.

You may sell (redeem) your Class Y or Class I shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO TARGET RISK FUNDS	25

Additional Information Regarding Principal Investment Strategies and Risks

The investment objective of each of the BMO Conservative Allocation Fund, BMO Moderate Allocation Fund, BMO Balanced Allocation Fund, BMO Growth Allocation Fund, and BMO Aggressive Allocation Fund (each, a Target Risk Fund or a Fund) is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds share the same investment approach: each Fund seeks to achieve its investment objective by investing in a diversified mix of affiliated BMO Funds and unaffiliated mutual funds (the underlying funds). The underlying funds will include funds that invest in equity and fixed income investments and will be used by the Funds to meet their target asset allocations and investment styles. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a “fund of funds.” A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.

BMO Funds, Inc., the Adviser, and the Distributor received a “fund-of-funds” exemptive order from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.

The Funds are designed for investors with varying degrees of risk tolerance. The Funds maintain their equity and fixed income holdings in underlying funds that target varying levels of risk. Market appreciation or depreciation may cause a Fund’s actual asset allocation to vary temporarily from the Fund’s target asset allocation. Based on the target risk, each Fund will have a customized asset allocation best suited for the following types of investors:

Fund Name	Type of Investor
BMO Conservative Allocation Fund	Investors who are relatively conservative and whose primary goal is receiving investment income while avoiding high levels of volatility
BMO Moderate Allocation Fund	Investors whose primary goal is to receive income but who are willing to accept some additional risk in pursuing appreciation
BMO Balanced Allocation Fund	Investors whose preferences for capital appreciation and investment income are about equal
BMO Growth Allocation Fund	Investors pursuing investment growth but who would prefer to reduce some of the risks involved with aggressive equity strategies
BMO Aggressive Allocation Fund	Investors interested in pursuing a high rate of investment growth over the long term and who are comfortable with the risks of stock investing

The Funds are intended for investors who are comfortable with varying levels of volatility and who are willing to accept the risks associated with the Funds’ asset allocation strategies. In general, a fund with a higher equity asset allocation is expected to be more volatile than a fund with a higher fixed income asset allocation. For more information on the principal risks of investing in the Funds, please see the Fund Summary sections in this Prospectus and the SAI.

The Adviser may adjust each Fund’s underlying fund allocations within a particular asset class based on the following considerations: market trends, its outlook for a given market capitalization, and the underlying funds’ performance in various market conditions. Accordingly, a Fund’s allocation to a particular underlying fund may increase or decrease throughout the year. Within the equity asset class, each Fund will have exposure to one or more style classes. The style classes include large-cap, mid-cap, small-cap, and international funds. The Adviser may adjust a Fund’s allocation to a particular style class based on the following considerations: market trends, its outlook for a given style class, and the style classes’ performance in various market conditions.

26	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Accordingly, a Fund’s allocation to a particular style class within the equity asset class may increase or decrease throughout the year.

Although each Fund intends to invest primarily in a combination of underlying funds, the Fund may invest directly in equity and fixed income securities and money market securities.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each Fund may invest up to 100% of its assets directly in cash, money market funds, and other money market instruments, repurchase agreements, and other short-term obligations. When a Fund engages in such activities, it may not achieve its investment objective.

Future regulatory developments applicable to mutual funds and financial institutions could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. On July 21, 2015, rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Volcker Rule) went into effect. The Volcker Rule prohibits banking entities, such as the Bank of Montreal (BMO) and its affiliates, including the Adviser, from engaging in proprietary trading of certain instruments and limits such entities’ investments in and relationships with “covered funds,” as defined in the rules. These prohibitions may include certain restrictions on the extent to which BMO and/or its affiliates may own shares of the Funds. If BMO or its affiliates own 25% or more of the outstanding shares of any Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which may include the ability to purchase and sell securities on a short term basis. Reducing the seed capital in a new Fund to address these trading restrictions may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities, and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative effect on the Fund’s performance. Additionally, if BMO or its affiliates reduce their interest in a Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences and may be forced to liquidate prematurely, among other things.

The Funds are designed to be an integral part of an investor’s overall investment strategy. However, they are not designed to provide investors with a complete solution to their investment needs. Investors must consider many factors when choosing an investment strategy. For example, factors such as current income needs and your sources of income all should be considered when you choose your overall investment strategy.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	27

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the United States and its territories and possessions. The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the “Fund Purchase Easy Reference Table” below. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class I shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class I shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

The minimum initial investment amount for Class I shares is $1 million per Fund. This requirement may be met by investments through financial intermediary omnibus accounts. In addition, there is no minimum initial investment amount for certain employer-sponsored retirement plans (operated pursuant to Code sections 401(a), 401(k), 403(b), and 457) where a financial intermediary provides retirement recordkeeping services to plan participants with the use of omnibus accounts held on the books of a Fund. Also, if approved in advance by Fund management, the minimum investment amount for Class I shares may be waived for (i) broker-dealer managed account or wrap programs that charge an asset-based fee; (ii) registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services; or (iii) private bank and trust company managed accounts or wrap programs that charge an asset-based fee.

The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and/or its affiliates, the spouse or domestic partner or children of a current employee of BMO Financial Corp. or its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at

28	HOW TO BUY SHARES

How to Buy Shares (cont.)

1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

When Can Shares Be Purchased? You can buy the shares of a Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. Each Fund’s NAV per share for each class is readily available at www.bmo.com/gam/funds/g/us/home/daily-historical-pricing.

In determining the NAV for the Funds, investments in other open-end registered investment companies are valued at net asset value. In valuing other portfolio securities, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value. Investments in ETFs are valued at market prices.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized

HOW TO BUY SHARES	29

How to Buy Shares (cont.)

upon the sale of that security and the difference may be material to the NAV of the respective Fund.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather-related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service uses statistical data based on historical performance of securities and markets and other data in developing factors used to estimate fair value for that day.

In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Target Risk Fund to do the same because of delays in obtaining the underlying fund’s NAV.

Purchase of Class R Shares. Class R shares are generally available only to retirement plans established under Internal Revenue Code sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of BMO Harris Bank N.A. Class R shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, and SIMPLE IRAs.

Class R3 shares are subject to a 0.50% 12b-1 fee and a 0.15% administrative services fee, while Class R6 shares are not.

Rule 12b-1 Plan. The Funds have adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.50% of the Class R3 assets to the distributor and financial intermediaries for the sale and distribution of each Fund’s Class R3 shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report, or may take other appropriate action.

30	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments
Class Y • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50
Class I • To open an account–$1,000,000
Class R3 • To open an account–Contact BMO Funds U.S. Services
Class R6 • To open an account–Contact BMO Funds U.S. Services

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• Complete an application for a new account.

•  Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

HOW TO BUY SHARES	31

Fund Purchase Easy Reference Table (cont.)

Systematic Investment Program

•  You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

BMO Funds Website
• You may purchase Fund shares at www.bmofunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “BMO Funds.”

• The maximum ACH purchase amount is $100,000.

Employer-Sponsored Retirement Plans
• Eligible retirement plans may open an account and purchase Class R shares by contacting an Authorized Dealer. Additional shares may be purchased through the plan’s administrator or recordkeeper.

32	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed by the Authorized Dealer. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

•  If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

• Not available to retirement accounts, for which redemptions must be done in writing.

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

HOW TO REDEEM AND EXCHANGE SHARES	33

Fund Redemption Easy Reference Table (cont.)

Wire/Electronic Transfer

•  Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Each wire transfer is subject to a $10 fee.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•  If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website
• You may redeem Fund shares at www.bmofunds.com.

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

34	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Securities received in kind may remain exposed to market risk until sold, and shareholders may incur brokerage costs when converting their securities to cash. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase and is, therefore, a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Conversion Privilege. Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert the new share class. A share conversion within the same Fund should not

ADDITIONAL CONDITIONS FOR REDEMPTION	35

Additional Conditions for Redemption (cont.)

result in a capital gain or loss for federal income tax purposes. However, please consult your own tax advisor regarding tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges; and

•	selective monitoring of trade activity.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

36	ADDITIONAL CONDITIONS FOR REDEMPTION

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemption, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of each Fund are declared and paid annually. Distributions of net investment income are paid to all shareholders invested in the Funds on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.

In addition, each Fund distributes its net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

ACCOUNT AND SHARE INFORMATION	37

Account and Share Information (cont.)

What are Distributions of Net Investment Income and Net Capital Gains?	If you purchase shares just before a Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the
A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

form of the distribution. The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I shares may be converted to Class Y shares if your account balance falls below the required minimum of $1,000,000. Before shares are redeemed to close an account or converted from Class I shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. A redemption by the Fund may result in a taxable gain or loss.

Multiple Classes. The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. The Funds in this Prospectus each offer four classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or additional Fund shares. Distributions from a Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%). For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied by the shareholder. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.

Each Fund is a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the succeeding Fund. Each Fund has taken the position that it has succeeded to the tax basis of the assets of its predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund

38	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in other regulated investment companies, the Fund may be eligible to elect to “pass through” to you foreign taxes. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (IRS) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, at the rate set forth in the Internal Revenue Code of 1986, as amended. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Cost Basis Reporting

The Funds are required to report to certain shareholders and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell,

ACCOUNT AND SHARE INFORMATION	39

Account and Share Information (cont.)

redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

40	ACCOUNT AND SHARE INFORMATION

BMO Funds Information

Management of the BMO Funds. The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling the underlying funds and any portfolio securities for the Funds. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a diversified financial services company. As of August 31, 2015, the Adviser had approximately $37.9 billion in assets under management, of which approximately $14.4 billion was in the BMO Funds’ assets.

The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds since 1992.

Portfolio Managers. Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of the Funds. All members of the team share investment decision making responsibilities with respect to the Funds. Mr. Schwartz, Director of Asset Allocation Strategies and Senior Vice President of the Adviser, joined the Adviser in 1981 and has co-managed the Funds since their inception in 2014. Mr. Schwartz was part of the portfolio management team for the Collective Funds since their inception in 1994. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has managed the Funds since December 2014. He is a CFA Charterholder. Prior to 2014, Mr. Yura was Head Strategist, Americas and U.K. and a Managing Director at UBS Global Asset Management and held various positions there since 2003. Mr. Adams, Senior Investment Strategist and Portfolio Manager of the Adviser, joined the Adviser in 2015 and has managed the Funds since August 2015. He is a CFA Charterholder. Previously, Mr. Adams was a portfolio manager with UBS Global Asset Management from 2003 to 2015.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser does not receive an investment advisory fee for the services it performs for the Target Risk Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds.

The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and acquired fund fees and expenses) from exceeding the levels set out in the table below through December 31, 2016. This expense limitation agreement may not be terminated prior to December 31, 2016 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

	Class Y	Class I	Class R3	Class R6
BMO Conservative Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Moderate Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Balanced Allocation Fund	0.33%	0.08%	0.58%	(0.07)%
BMO Growth Allocation Fund	0.30%	0.05%	0.55%	(0.10)%
BMO Aggressive Allocation Fund	0.33%	0.08%	0.58%	(0.07)%

The Board’s basis for approving the investment advisory contract for the Funds is included in the Funds’ Annual Report dated August 31, 2015.

Affiliate Services and Fees. BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets. For each Fund, the custody fees are calculated at the annual rate of 0.005% on the first $10 billion of average daily net assets (ADNA) based on the collective net assets of all of the BMO Funds that BMO Harris Bank services as custodian, plus 0.0025% of assets exceeding $10 billion.

The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from the Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees.

BMO FUNDS INFORMATION	41

BMO Funds Information (cont.)

However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. The Adviser does not receive shareholder service fees from the Class I, R3, or R6 shares of the Funds.

The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. The Adviser, as administrator, is entitled to receive fees from the Class Y, I, and R3 shares of each Fund at the annual rate of 0.15% of the Fund’s ADNA. All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the Distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser and Rule 12b-1 fees paid by the Funds to the Distributor) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors. In exchange for such payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the Distributor or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. These payments may vary in amount and generally range from 0.05% to 0.40%. Additionally, flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. BMO Investment Distributors, LLC (BID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the Distributor are paid by the Adviser. BID is an affiliate of the Adviser and BMO Harris Bank.

42	BMO FUNDS INFORMATION

Financial Highlights–Investor Class of Shares (For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.

The information for the fiscal year ended August 31, 2015 and the fiscal period ended August 31, 2014 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2015, which is available free of charge from the Funds.

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.14	$0.20	$(0.34)	$(0.14)	$(0.16)	$(0.08)	$(0.24)	$9.76	(1.37)%	0.57%	0.33%	1.97%	$23,598	39%
2014(5)	10.00	0.03	0.11	0.14	—	—	—	10.14	1.40	0.60	0.33	1.17	25,931	10
Moderate Allocation Fund
2015	10.20	0.17	(0.36)	(0.19)	(0.17)	(0.06)	(0.23)	9.78	(1.89)	0.57	0.30	1.72	22,595	30
2014(5)	10.00	0.04	0.16	0.20	—	—	—	10.20	2.00	0.60	0.30	1.60	24,928	8
Balanced Allocation Fund
2015	10.26	0.15	(0.39)	(0.24)	(0.17)	(0.07)	(0.24)	9.78	(2.41)	0.47	0.33	1.38	157,207	29
2014(5)	10.00	0.03	0.23	0.26	—	—	—	10.26	2.60	0.47	0.33	1.14	184,860	6
Growth Allocation Fund
2015	10.31	0.11	(0.41)	(0.30)	(0.16)	(0.03)	(0.19)	9.82	(2.95)	0.57	0.30	1.10	43,023	20
2014(5)	10.00	0.02	0.29	0.31	—	—	—	10.31	3.10	0.60	0.30	0.73	46,520	6
Aggressive Allocation Fund
2015	10.36	0.12	(0.41)	(0.29)	(0.18)	(0.04)	(0.22)	9.85	(2.79)	0.53	0.34	0.73	83,064	44
2014(5)	10.00	0.01	0.35	0.36	—	—	—	10.36	3.60	0.58	0.36	0.42	63,049	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	43

Financial Highlights–Institutional Class of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distribu tions to Share holders from Net Investment Income	Distribu tions to Share holders from Net Realized Gain	Total Distribu tions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses(2)	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.15	$0.23	$(0.35)	$(0.12)	$(0.17)	$(0.09)	$(0.26)	$9.77	(1.22)%	0.32%	0.08%	2.23%	$29,104	39%
2014(5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.35	0.08	1.41	29,082	10
Moderate Allocation Fund
2015	10.21	0.21	(0.38)	(0.17)	(0.18)	(0.07)	(0.25)	9.79	(1.75)	0.32	0.05	1.95	16,112	30
2014(5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.35	0.05	1.82	17,704	8
Balanced Allocation Fund
2015	10.26	0.17	(0.39)	(0.22)	(0.19)	(0.06)	(0.25)	9.79	(2.17)	0.22	0.08	1.59	81,475	29
2014(5)	10.00	0.04	0.22	0.26	—	—	—	10.26	2.60	0.22	0.08	1.39	79,584	6
Growth Allocation Fund
2015	10.32	0.15	(0.42)	(0.27)	(0.18)	(0.03)	(0.21)	9.84	(2.72)	0.32	0.05	1.32	15,252	20
2014(5)	10.00	0.02	0.30	0.32	—	—	—	10.32	3.20	0.35	0.05	0.96	18,598	6
Aggressive Allocation Fund
2015	10.37	0.14	(0.40)	(0.26)	(0.19)	(0.05)	(0.24)	9.87	(2.55)	0.28	0.09	1.06	31,770	44
2014(5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.33	0.11	0.66	27,401	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2013.

44	FINANCIAL HIGHLIGHTS

Financial Highlights–Class R3 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distribu tions to Share holders from Net Investment Income	Distribu tions to Share holders from Net Realized Gain	Total Distribu tions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.14	$0.20	$(0.37)	$(0.17)	$(0.15)	$(0.08)	$(0.23)	$9.74	(1.72)%	0.82%	0.58%	1.74%	$7,624	39%
2014(5)	10.00	0.02	0.12	0.14	—	—	—	10.14	1.40	0.85	0.58	0.91	11,583	10
Moderate Allocation Fund
2015	10.20	0.15	(0.37)	(0.22)	(0.16)	(0.06)	(0.22)	9.76	(2.23)	0.82	0.55	1.45	22,279	30
2014(5)	10.00	0.03	0.17	0.20	—	—	—	10.20	2.00	0.85	0.55	1.33	19,949	8
Balanced Allocation Fund
2015	10.25	0.12	(0.38)	(0.26)	(0.16)	(0.07)	(0.23)	9.76	(2.64)	0.72	0.58	1.15	38,677	29
2014(5)	10.00	0.02	0.23	0.25	—	—	—	10.25	2.50	0.72	0.58	0.89	44,647	6
Growth Allocation Fund
2015	10.30	0.09	(0.40)	(0.31)	(0.15)	(0.03)	(0.18)	9.81	(3.10)	0.82	0.55	0.83	28,903	20
2014(5)	10.00	0.01	0.29	0.30	—	—	—	10.30	3.00	0.85	0.55	0.46	31,065	6
Aggressive Allocation Fund
2015	10.35	0.10	(0.40)	(0.30)	(0.17)	(0.04)	(0.21)	9.84	(2.94)	0.78	0.59	0.48	22,578	44
2014(5)	10.00	0.00	0.35	0.35	—	—	—	10.35	3.50	0.83	0.61	0.16	16,200	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

FINANCIAL HIGHLIGHTS	45

Financial Highlights–Class R6 of Shares (For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total from Investment Operations	Distribu tions to Share holders from Net Investment Income	Distribu tions to Share holders from Net Realized Gain	Total Distribu tions	Net Asset Value, End of Period	Total Return(1)(3)	Ratios to Average Net Assets(4)			Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate(3)
										Gross Expenses	Net Expenses(2)	Net Investment Income(2)
Conservative Allocation Fund
2015	$10.15	$0.25	$(0.34)	$(0.09)	$(0.19)	$(0.08)	$(0.27)	$9.79	(0.94)%	0.17%	0.00%	2.38%	$86,637	39%
2014(5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.20	0.00	1.57	92,207	10
Moderate Allocation Fund
2015	10.21	0.21	(0.37)	(0.16)	(0.19)	(0.06)	(0.25)	9.80	(1.56)	0.17	0.00	2.11	93,206	30
2014(5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.20	0.00	1.99	95,654	8
Balanced Allocation Fund
2015	10.27	0.18	(0.39)	(0.21)	(0.19)	(0.07)	(0.26)	9.80	(2.08)	0.07	0.00	1.78	247,496	29
2014(5)	10.00	0.04	0.23	0.27	—	—	—	10.27	2.70	0.07	0.00	1.54	284,021	6
Growth Allocation Fund
2015	10.32	0.16	(0.41)	(0.25)	(0.19)	(0.03)	(0.22)	9.85	(2.52)	0.17	0.00	1.47	67,727	20
2014(5)	10.00	0.03	0.29	0.32	—	—	—	10.32	3.20	0.20	0.00	1.11	56,647	6
Aggressive Allocation Fund
2015	10.37	0.17	(0.41)	(0.24)	(0.21)	(0.04)	(0.25)	9.88	(2.37)	0.12	0.00	1.12	113,933	44
2014(5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.18	0.00	0.82	73,040	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

46	FINANCIAL HIGHLIGHTS

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section: Securities and Exchange Commission Washington, D.C. 20549-1520 | publicinfo@sec.gov | 1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

BMO Investment Distributors, LLC Distributor

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2015 BMO Financial Corp. (12/15)	Investment Company Act File No. 811-58433

BMO Funds, Inc.

Statement of Additional Information

December 29, 2015, as supplemented January 6, 2016

Equity Funds

• BMO Low Volatility Equity Fund
	Class I (MLVEX)	Class A (BLVAX)
• BMO Dividend Income Fund
	Class I (MDIVX)	Class A (BADIX)
• BMO Large-Cap Value Fund
Class Y (MREIX)	Class I (MLVIX)	Class A (BALVX)		Class R6 (BLCRX)
• BMO Large-Cap Growth Fund
Class Y (MASTX)	Class I (MLCIX)	Class A (BALGX)		Class R6 (BLGRX)
• BMO Mid-Cap Value Fund
Class Y (MRVEX)	Class I (MRVIX)	Class A (BAMCX)	Class R3 (BMVDX)	Class R6 (BMVGX)
• BMO Mid-Cap Growth Fund
Class Y (MRMSX)	Class I (MRMIX)	Class A (BGMAX)	Class R3 (BMGDX)	Class R6 (BMGGX)
• BMO Small-Cap Value Fund
	Class I (MRSNX)	Class A (BACVX)	Class R3 (BSVDX)	Class R6 (BSVGX)
• BMO Small-Cap Core Fund
	Class I (BSCNX)	Class A (BCCAX)
• BMO Small-Cap Growth Fund
Class Y (MRSCX)	Class I (MSGIX)

International and Global Funds

• BMO Global Low Volatility Equity Fund
	Class I (BGLBX)	Class A (BAEGX)
• BMO Disciplined International Equity Fund
	Class I (BDIQX)	Class A (BDAQX)	Class R3 (BDEQX)	Class R6 (BDRQX)
• BMO Pyrford International Stock Fund
Class Y (MISYX)	Class I (MISNX)	Class A (BPIAX)	Class R3 (BISDX)	Class R6 (BISGX)
• BMO LGM Emerging Markets Equity Fund
	Class I (MIEMX)	Class A (BAEMX)
• BMO TCH Emerging Markets Bond Fund
	Class I (MEBIX)	Class A (BAMEX)

Alternative Funds

• BMO Alternative Strategies Fund
	Class I (BMASX)	Class A (BMATX)
• BMO Global Long/Short Equity Fund
	Class I (BGIQX)	Class A (BGAQX)	Class R3 (TICKER)(1)	Class R6 (TICKER)(1)

Fixed Income Funds

• BMO Ultra Short Tax-Free Fund
Class Y (MUYSX)	Class I (MUISX)	Class A (BAUSX)
• BMO Short Tax-Free Fund
Class Y (MTFYX)	Class I (MTFIX)	Class A (BASFX)
• BMO Short-Term Income Fund
Class Y (MSINX)	Class I (MSIFX)	Class A (BTMAX)
• BMO Intermediate Tax-Free Fund
Class Y (MITFX)	Class I (MIITX)	Class A (BITAX)
• BMO Mortgage Income Fund
Class Y (MRGIX)	Class I (MGIIX)	Class A (BMTAX)

• BMO TCH Intermediate Income Fund
	Class I (MIBIX)	Class A (BAIIX)
• BMO TCH Corporate Income Fund
Class Y (MCIYX)	Class I (MCIIX)	Class A (BATIX)
• BMO TCH Core Plus Bond Fund
Class Y (MCYBX)	Class I (MCBIX)	Class A (BATCX)
• BMO Monegy High Yield Bond Fund
	Class I (MHBNX)	Class A (BMHAX)

Money Market Funds

• BMO Government Money Market Fund
Class Y (MGYXX)					Premier Class (MGNXX)
• BMO Tax-Free Money Market Fund
Class Y (MTFXX)					Premier Class (MFIXX)
• BMO Prime Money Market Fund
Class Y (MARXX)					Premier Class (MAIXX)

Asset Allocation – Target Date Funds

• BMO In-Retirement Fund
Class Y (BTRYX)	Class I (BTRIX)		Class R3 (BTRRX)	Class R6 (BTRTX)
• BMO Target Retirement 2015 Fund
Class Y (BRTAX)	Class I (BRTBX)		Class R3 (BRTCX)	Class R6 (BRTDX)
• BMO Target Retirement 2020 Fund
Class Y (BTRDX)	Class I (BTREX)		Class R3 (BTRFX)	Class R6 (BTRGX)
• BMO Target Retirement 2025 Fund
Class Y (BRTEX)	Class I (BRTFX)		Class R3 (BRTGX)	Class R6 (BRTHX)
• BMO Target Retirement 2030 Fund
Class Y (BTRHX)	Class I (BTRJX)		Class R3 (BTRKX)	Class R6 (BTRLX)
• BMO Target Retirement 2035 Fund
Class Y (BRTIX)	Class I (BRTJX)		Class R3 (BRTKX)	Class R6 (BRTLX)
• BMO Target Retirement 2040 Fund
Class Y (BTRMX)	Class I (BTRNX)		Class R3 (BTRPX)	Class R6 (BTRQX)
• BMO Target Retirement 2045 Fund
Class Y (BRTMX)	Class I (BRTOX)		Class R3 (BRTPX)	Class R6 (BRTQX)
• BMO Target Retirement 2050 Fund
Class Y (BTRUX)	Class I (BTRVX)		Class R3 (BTRWX)	Class R6 (BTRZX)
• BMO Target Retirement 2055 Fund
Class Y (BRTRX)	Class I (BRTSX)		Class R3 (BRTTX)	Class R6 (BRTUX)

Asset Allocation – Target Risk Funds

• BMO Conservative Allocation Fund
Class Y (BDVYX)	Class I (BDVIX)		Class R3 (BDVRX)	Class R6 (BDVSX)
• BMO Moderate Allocation Fund
Class Y (BMBYX)	Class I (BMBHX)		Class R3 (BMBQX)	Class R6 (BMBTX)
• BMO Balanced Allocation Fund
Class Y (BGRYX)	Class I (BGRHX)		Class R3 (BGRRX)	Class R6 (BGRQX)
• BMO Growth Allocation Fund
Class Y (BABYX)	Class I (BABHX)		Class R3 (BABRX)	Class R6 (BABQX)
• BMO Aggressive Allocation Fund
Class Y (BDSYX)	Class I (BDSHX)		Class R3 (BDSRX)	Class R6 (BDSQX)

(1)	Not yet offered for sale.

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectuses for the BMO Funds listed above (each, a Fund and collectively, the Funds) each dated December 29, 2015 for the Target Date Funds and December 29, 2015, as supplemented, for the Target Risk, Equity, International and Global, Alternative, Fixed Income, and Money Market Funds. This SAI incorporates by reference the financial statements for the year ended August 31, 2015 from the Funds’ August 31, 2015 Annual Reports. You may obtain the Prospectuses and the Annual Reports without charge by calling BMO Funds U.S. Services at 1-800-236-FUND (3863), or you can visit the BMO Funds’ website at http://www.bmofunds.com.

115 South LaSalle Street, Chicago, Illinois 60603

BMO INVESTMENT DISTRIBUTORS, LLC

Distributor

i

HOW ARE THE FUNDS ORGANIZED?

BMO Funds, Inc. (the Corporation) is an open-end, management investment company that was established as Marshall Funds, Inc., a Wisconsin corporation, on July 31, 1992. On July 5, 2011, the Bank of Montreal, a publicly-traded Canadian banking institution (BMO), acquired Marshall & Ilsley Corporation, and as a result of the transaction, Marshall Funds, Inc. began doing business as BMO Funds. On May 17, 2013, the Corporation changed its corporate name to BMO Funds, Inc.

The Funds are diversified portfolios of the Corporation with a fiscal year end of August 31. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation offers 44 separate series.

The Board of Directors of the Corporation (Board) has established certain classes of shares with respect to each Fund as follows:

Fund	Investor Class Shares (Class Y)	Institutional Class Shares (Class I)	Advisor Class Shares (Class A)	Retirement Class Shares (Class R3)	Retirement Class Shares (Class R6)	Premier Class Shares*
Low Volatility Equity		✓	✓
Dividend Income		✓	✓
Large-Cap Value	✓	✓	✓		✓
Large-Cap Growth	✓	✓	✓		✓
Mid-Cap Value	✓	✓	✓	✓	✓
Mid-Cap Growth	✓	✓	✓	✓	✓
Small-Cap Value		✓	✓	✓	✓
Small-Cap Core		✓	✓
Small-Cap Growth	✓	✓
Global Low Volatility Equity		✓	✓
Disciplined International Equity		✓	✓	✓	✓
Pyrford International Stock	✓	✓	✓	✓	✓
LGM Emerging Markets Equity		✓	✓
TCH Emerging Markets Bond		✓	✓
Global Long/Short Equity		✓	✓	✓	✓
Alternative Strategies		✓	✓
Ultra Short Tax-Free	✓	✓	✓
Short Tax-Free	✓	✓	✓
Short-Term Income	✓	✓	✓
Intermediate Tax-Free	✓	✓	✓
Mortgage Income	✓	✓	✓
TCH Intermediate Income		✓	✓
TCH Corporate Income	✓	✓	✓
TCH Core Plus Bond	✓	✓	✓
Monegy High Yield Bond		✓	✓
Government Money Market	✓					✓
Tax-Free Money Market	✓					✓
Prime Money Market	✓					✓
In-Retirement	✓	✓		✓	✓
Target Retirement 2015	✓	✓		✓	✓
Target Retirement 2020	✓	✓		✓	✓
Target Retirement 2025	✓	✓		✓	✓
Target Retirement 2030	✓	✓		✓	✓
Target Retirement 2035	✓	✓		✓	✓

Fund	Investor Class Shares (Class Y)	Institutional Class Shares (Class I)	Advisor Class Shares (Class A)	Retirement Class Shares (Class R3)	Retirement Class Shares (Class R6)	Premier Class Shares*
Target Retirement 2040	✓	✓		✓	✓
Target Retirement 2045	✓	✓		✓	✓
Target Retirement 2050	✓	✓		✓	✓
Target Retirement 2055	✓	✓		✓	✓
Conservative Allocation	✓	✓		✓	✓
Moderate Allocation	✓	✓		✓	✓
Balanced Allocation	✓	✓		✓	✓
Growth Allocation	✓	✓		✓	✓
Aggressive Allocation	✓	✓		✓	✓

*	Prior to the date hereof, the Premier Class shares of the Money Market Funds were referred to as Institutional Class (Class I) shares.

BMO Asset Management Corp. (Adviser), the Funds’ investment adviser, has retained the following sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) for certain Funds:

Fund Name	Sub-Adviser
Pyrford International Stock	Pyrford International, Ltd. (Pyrford)
LGM Emerging Markets Equity	LGM Investments Limited (LGM Investments)
TCH Emerging Markets Bond	Taplin, Canida & Habacht, LLC (TCH)
Alternative Strategies	CTC myCFO, LLC (CTC)
Capstone Investment Advisors, LLC (Capstone)
Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal)
Graham Capital Management, L.P. (Graham)
Iridian Asset Management LLC (Iridian)
Pine River Capital Management L.P. (Pine River)
Sound Point Capital Management, L.P. (Sound Point)
TCH Intermediate Income Bond	Taplin, Canida & Habacht, LLC (TCH)
TCH Corporate Income	Taplin, Canida & Habacht, LLC (TCH)
TCH Core Plus Bond	Taplin, Canida & Habacht, LLC (TCH)
Monegy High Yield Bond	Monegy, Inc. (Monegy)

This SAI contains additional information about the Corporation and the Funds. This SAI uses the same terms as defined in the Funds’ Prospectuses.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL), differ from the meanings assigned to those terms in the Prospectuses and this SAI. The Corporation’s Articles of Incorporation, as amended, reconcile this inconsistency in terminology and provide that the Prospectuses and SAI may use the meanings assigned the terms in such documents.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of each Fund’s securities and investment techniques that are described in the Prospectus.

For each of the Target Date Funds and the Target Risk Funds, the following combined summary discloses the investment strategies of the underlying funds in which the Target Date and Target Risk Funds invest. Certain investments, techniques, and risks will only apply to your Target Date or Target Risk Fund to the extent it is invested in an underlying fund that invests in or engages in those investments, techniques, or strategies or directly invests in or engages in such investments, techniques, or strategies. With respect to the disclosure in this section of the SAI, the term “Fund” includes underlying funds in which the Target Date and Target Risk Funds invest. Unless otherwise prohibited by the description in the relevant Fund’s prospectus or this SAI, each Target Date or Target Risk Fund may invest directly or indirectly in underlying funds that engage in the investments and strategies described below.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

Asset-Backed/Privately-Issued Mortgage-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. The value and liquidity of asset-backed and mortgage-backed securities in which a Fund invests may be adversely affected by downturns in the sub-prime mortgage lending market. Concerns about defaults on sub-prime loans, which are made to borrowers with low credit ratings and other factors that increase the risk of default, have and may continue to create heightened volatility and turmoil in the credit markets. Asset-backed and mortgage-backed securities may be supported by credit enhancements. However, there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate fewer interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London Interbank Offered Rates (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities that qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (Code)) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payments of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund if it is holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities and cause their value to decline more than traditional fixed income securities.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Funds will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million, or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty also will be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs), and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank, and possible interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Bank Loans. A Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what a Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale), which expose a Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which a Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. In addition, if a secured loan is foreclosed, a Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

A Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, a Fund may acquire a participation interest in a loan that is held by another party. When a Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, a Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for a Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that a Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.

Borrowing. The Funds may borrow money directly or through reverse repurchase agreements and pledge some assets as collateral. If a Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, a Fund is required to maintain continuous asset coverage within the limits of the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by a Fund will involve special risk considerations, including that a Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which the Funds and certain underlying funds may borrow money for temporary or emergency purposes.

The Corporation received an exemptive order from the Securities and Exchange Commission (SEC) on July 30, 2014 permitting the Funds to participate in an interfund lending program, subject to their investment policies and limitations. This program allows a Fund to lend cash to and borrow cash from other BMO Funds for temporary purposes, although the Money Market Funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Fund. A Fund will participate in the program only to the extent that its participation is consistent with the Fund’s investment policies and limitations. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

Collateralized Debt Obligations. The Disciplined International Equity and Alternative Funds may invest in collateralized debt obligations (CDOs). CDOs and similarly structured securities are interests in a trust or other special purpose entity (SPE) and are typically backed by a pool of bonds, loans, or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. There are various types of CDOs, which include collateralized loan obligations and collateralized bond obligations, among others.

CDOs are split into two or more tranches that vary in risk and yield. The equity tranche is the riskiest and the first to suffer a loss from defaults. Senior tranches are less risky and generally have higher ratings and lower yields than the underlying collateral securities held by the trust. All tranches of CDOs, including senior tranches with high credit ratings have experienced substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, and market aversion to CDO securities as a class. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

CDOs carry risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results. CDOs also may charge management fees and administrative expenses that the shareholders of a Fund would pay indirectly.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Funds may invest in commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(a)(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Funds. A Fund purchasing Section 4(a)(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(a)(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(a)(2) commercial paper and, thus, provide liquidity.

The Adviser determines whether Section 4(a)(2) commercial paper and certain other restricted securities are liquid in accordance with the Funds’ procedures. Section 4(a)(2) commercial paper and other restricted securities that the Adviser has determined to be liquid are not subject to a Fund’s investment limitation applicable to illiquid securities.

Concentration. Each of the Equity, International and Global, Alternative, Fixed Income, and Money Market Funds has adopted a fundamental investment policy that prohibits those Funds from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”). This policy does not apply to securities in which a Fund may invest that are issued by other investment companies, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions. For purposes of this policy, the Adviser determines industry classifications for the Equity Funds, Alternative Funds, Global Low Volatility Equity Fund, Disciplined International Equity Fund, Pyrford International Stock Fund, and LGM Emerging Markets Equity Fund in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with MSCI, or other sources. In the absence of such classification, or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of the fundamental investment policy regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Convertible Securities are fixed income securities that give the holder the option to exchange for equity securities at a specified conversion price within a specified time. The option allows the holder to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the holder owns fixed income securities convertible into shares of common stock at a conversion price of $10 per share and the shares have a market value of $12, the holder could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the holder to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

The Money Market Funds may not purchase convertible securities.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. The Funds may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit the holder to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature which also causes liquidity to be affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give the holder the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest. The Low Volatility Equity, Dividend Income, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Pyrford International Stock, LGM Emerging Markets Equity, and Intermediate Tax-Free Funds may not purchase demand master notes.

Depositary Receipts. Depositary receipts are securities representing common stock in non-U.S. issuers. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities. The Intermediate Tax-Free and the Money Market Funds may not purchase depositary receipts. Only the International and Global and Alternative Funds may purchase EDRs and GDRs.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, interest rates, credit ratings, or other market factors (reference instruments). Some derivative instruments (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Money Market Funds may not purchase or sell derivative instruments. The other Funds, in pursuing their individual objectives and to the extent specified herein or in the Prospectuses, may (i) purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, (ii) enter into futures contracts based on securities, interest rates, indices, currencies, and/or U.S. government bonds, and (iii) purchase and sell options on such futures contracts for hedging purposes to seek to replicate the composition and performance of a particular index or as part of their overall investment strategies. The Funds may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds may enter into swap agreements with respect to interest rates, credit events, single currency securities, and indices of securities, and to the extent a Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Equity, International and Global, Alternative, and Fixed Income Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.

The Fixed Income, Alternative, and Disciplined International Equity Funds may use financial futures contracts and options as tools in managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner is preferred to either liquidating or purchasing securities held by the Funds to achieve the portfolio’s duration targets because it reduces transaction costs to the Funds. In addition, the use of financial futures contracts and related options permits the Funds’ portfolio managers to react in a more timely manner to changes in interest rates.

Derivatives may be more volatile than investments directly in the underlying reference instrument. Derivatives may create economic leverage and can result in losses to the Funds that exceed the original amount invested. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If a Fund’s Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to a risk of loss.

The Funds might not employ any of the derivatives strategies described herein and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts securities prices, interest rates, credit events, market values, or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might be in a worse position than if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves additional costs as well as certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for a Fund, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments or otherwise due to (i) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (iii) the possible inability of the Fund to close out or to liquidate its derivatives positions. Valuation of derivatives may be more difficult, and liquidity may be reduced, in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. Additionally, a loss may be sustained by a Fund as a result of the failure of a counterparty to a derivative contract to make required payments or otherwise fulfill its obligations under the derivative contract’s terms.

Each Fund (except the Alternative Strategies Fund) is operated by a person that has claimed an exclusion from the registration as a “commodity pool operator” (CPO) in accordance with Rule 4.5 under the Commodity Exchange Act (the CEA), and, therefore, such person is not subject to registration or regulation as a CPO with respect to the Funds under the CEA. As a result, each Fund must comply with one of the exclusions set forth in Rule 4.5, which limits a Fund’s investment in commodity futures, options on commodity futures, or certain swaps (used for purposes other than “bona fide hedging,” as such term is defined in the rules of the Commodities Futures Trading Commission (CFTC)). If a Fund is no longer operated in compliance with the exclusion, the Adviser and any Sub-Adviser would be subject to regulation under the CEA. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Funds, their investment strategies, their prospectus, or this statement of additional information.

With respect to the Alternative Strategies Fund, the Adviser is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a “commodity trading advisor” (CTA), but relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, its prospectus or this SAI.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Distressed Securities. A Fund’s investment in distressed securities, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and a Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case a Fund may lose its entire investment.

Exchange-Traded Funds (ETFs). Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs are investment companies that are bought and sold on a securities exchange. ETFs acquire and hold either (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

In connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, a Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specific amount of an underlying reference instrument (such as a security or commodity) for a specified price on a specified future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity, or other underlying reference instrument. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

A Fund, other than a Money Market Fund, may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency, or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund, other than a Money Market Fund, may purchase or write call futures options and put futures options, to the extent specified herein or in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets (initial margin) determined to be liquid by the Adviser. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, the Fund will mark to market its open futures positions.

A Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

A Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with a futures commission merchant (FCM) as margin are equal to the market value of the instruments underlying the futures contract; provided that for cash settled futures, a Fund may segregate only the net amount due on the contract on a mark-to-market basis. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price not lower than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the market value of the instruments underlying the contract; provided that for cash-settled futures, a Fund may segregate only the net amount due on the contract on a mark-to-market basis. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with a Fund’s custodian).

When selling a call option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with an FCM as margin, is equal to the market value of the futures contract underlying the call option. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the purchase price of the futures contract, less any margin on deposit. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract, so long as the strike price of the purchased put option is not lower than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in its Prospectus.

The requirements for qualification as a regulated investment company (RIC) under the Code also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. A Fund’s use of financial futures and options may not always be a successful strategy and using them could lower a Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, a Fund could be exposed to a risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by a Fund may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Funds to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty and FCM Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to covering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Volatility Risk. Futures contracts and related options may be more volatile than investments directly in the underlying reference instrument. They may be more sensitive to interest rate changes and market price fluctuations than securities or other types of investments.

Leverage Risk. Futures contracts and related options may create economic leverage and can result in losses to a Fund that exceed the original amount invested.

Risks Associated with Hedging Transactions. Several risks are associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. No guarantee exists that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, significant differences may exist between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated). For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser.

If an option written by a Fund expires unexercised, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). No assurance exists, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are designated for such purpose on a Fund’s books to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Several risks are associated with transactions in options on securities and on indexes. For example, significant differences exist between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment. Even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

No assurance exists that there will be a liquid market when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Transactions. Foreign currency transactions generally are used by the Small-Cap Core, TCH Core Plus Bond, International and Global, Alternative, Target Date, and Target Risk Funds to obtain foreign currencies to settle securities transactions. They also can be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it also may limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

Exchange-Traded Futures Contracts. Exchange-traded futures contracts for the purchase or sale of foreign currencies (Foreign Currency Futures) are used to hedge against anticipated changes in exchange rates that might adversely affect the value of a Fund’s portfolio securities or the prices of securities that a Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses. For more information about futures contracts generally, see “Futures Contracts,” “Limitations on Use of Futures and Futures Options,” “Risks Associated with Futures and Options on Futures Generally,” and “Risks Associated with Hedging Transactions” above.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, the challenges of precisely matching Forward

Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of a Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents, or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

At the maturity of a currency or cross currency forward, a Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. Some Forward Contracts do not provide for physical settlement of two currencies. Instead, these contracts are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (a non-deliverable forward). Under definitions adopted by the CFTC and the Securities and Exchange Commission, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps, they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see the later discussion of “Swap Agreements and Options on Swap Agreements.”

Foreign Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium as well as incur related transaction costs.

Additional Risks of Derivatives Traded on Foreign Exchanges. Options on securities, futures contracts, and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund, other than a Money Market Fund, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (swap options).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few weeks to more than one year. A swap agreement may be negotiated bilaterally and traded over-the-counter between two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the LIBOR and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a net basis. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into an over-the-counter swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Code for qualification as a RIC may limit each Fund’s ability to use swap agreements.

Certain swaps may not be able to be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued them and, therefore, they may be considered to be illiquid. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, in an uncleared swap the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. The Funds will enter into uncleared swaps only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines). However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As noted above, certain types of swaps currently are, and more in the future will be, centrally cleared. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps, but it does not eliminate those risks completely. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, a Fund could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the FCM or clearing organization becomes insolvent or goes into bankruptcy. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. In the event of bankruptcy of the clearing organization, a Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund. Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities (SEFs), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is possible that developments in the swaps market, including government regulations, could affect each Fund’s ability to utilize swaps.

Structured Notes and Indexed Securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund (except Small-Cap Core and Global Low Volatility Equity) invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index, or another interest rate, or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment objectives, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. A Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets at time of investment in hybrid instruments. The Money Market Funds may not purchase or sell hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions whereby a Fund (except Small-Cap Core and Global Low Volatility Equity) sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Equity Securities are fundamental units of ownership in a company. The following describes the types of equity securities in which the Funds may invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Master Limited Partnerships (MLPs) and Other Publicly Traded Partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes. These include MLPs and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.

MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund from an MLP are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities or utilize leverage so that it may satisfy the requirements to qualify as a RIC and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Holders of MLP units of a particular MLP also are exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as “qualified publicly traded partnerships” for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares. In addition, if an MLP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), income derived by the Fund will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Fund. The receipt of non-qualifying income from such investments could jeopardize the Fund’s status as a RIC.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat redeemable preferred stock as a fixed income security.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. When holding a warrant, a Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Funds invest may be redeemed by the issuer before maturity. If this occurs, a Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in a higher price, or premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rates; one month or three month LIBOR; commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Treasury Inflation-Protected Securities (TIPS). Obligations of the U.S. Treasury, commonly known as TIPS, (and comparable securities issued by governments of other countries) are inflation-protected obligations designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment is tied to the consumer price index (CPI), and TIPS’ principal payments are adjusted according to changes in the CPI. As inflation rises, both the principal value and the interest payments increase, which can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Foreign Securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States. Short Tax-Free, Intermediate Tax-Free, Government Money Market, and Tax-Free Money Market Funds do not purchase foreign securities.

Investing in foreign securities, including foreign corporate debt securities and foreign equity securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. Less government supervision and regulation exist of foreign exchanges, brokers, and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Furthermore, the risk exists of possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, less publicly available information on such foreign issuers may be available than a domestic issuer.

Emerging Markets Securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (emerging markets). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic, and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Participatory Notes, which are a type of equity access product, are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity investment and are sold by a bank or a broker-dealer in markets where the Funds are restricted from directly purchasing equity securities. The Funds may tender a participatory note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments, reduced by program fees. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The issuer of a participatory note may be unable or may refuse to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Funds’ limitations on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer and the Agreement is paid from the general assets of the issuer. The Money Market Funds will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies and an active secondary market in Agreements does not currently exist. Also, the Money Market Funds may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments. The Low Volatility Equity, Dividend Income, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Pyrford International Stock, and LGM Emerging Markets Equity Funds do not purchase Agreements.

General Tax Risks. Each Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxable at lower rates into short-term capital gain or ordinary income taxable at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; or (vii) create a risk that the Fund will fail the diversification and source of income requirements under Subchapter M of the Code, which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company (RIC).

High Yield Securities (Junk Bonds) are securities rated below investment grade. A Fund may hold high yield securities if securities it holds are not rated, rated below investment grade, or are downgraded below investment grade. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Refer to Appendix A of this SAI for a discussion of securities ratings. The Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, Equity, and Money Market Funds may not purchase high yield securities.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. High yield securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower yield and return for the Fund.

Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser continually monitors the investments of the Funds that it advises and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities. Such securities are sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Initial Public Offerings. A Fund may invest in securities of companies in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to a Fund, or only in very limited quantities. Thus, when a Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. There can be no assurance that a Fund will have favorable IPO investment opportunities.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities. When a Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. A Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. Certain of the Funds currently lend their portfolio securities through BMO Harris Bank N.A. (BMO Harris Bank), as agent. Certain other Funds lend their portfolio securities through State Street Bank & Trust Company as agent.

When a Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. A Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If a Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Leverage Risks. Leverage risk is created when an investment exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Municipal Securities are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Although most municipal securities are exempt from regular federal income tax, municipalities also may issue securities subject to federal alternative minimum tax (AMT) and taxable securities. Tax-exempt securities are generally classified by their source of payment. The ability of a governmental issuer to make payments on its municipal obligations can be adversely affected by factors such as budget shortfalls, weak economic conditions, and reduced levels of aid to governments. Other uncertainties applicable to municipal securities may include legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear, and the application of state law to municipal security issuers could provide varying results among the states or among the municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which a Fund invests. The Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds may not purchase municipal securities.

General Obligation Bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special Revenue Bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal AMT. The Funds may invest in bonds subject to the federal AMT. Each of Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Intermediate Tax-Free Money Market Funds is limited by its fundamental investment limitation in the amount it can invest in securities that may be subject to federal AMT (see “Fundamental Limitations—Tax Exempt Obligations”).

Anticipation Notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax Increment Financing Bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and

•	participation, trust, and partnership interests in any of the foregoing obligations.

Municipal Leases. A Fund, other than Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, Government Money Market, Prime Money Market, and the Equity Funds may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. Lease obligations may be limited by a municipal charter or by the inclusion in leases or contracts of “non-appropriation” clauses that relieve governmental issuers of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. If the entity does not appropriate funds for future lease or contract payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to a Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining a Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Geographic Diversification of the investments of Ultra Short Tax-Free, Short-Tax Free, Intermediate Tax-Free, Target Date, and Target Risk Funds is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities, and school districts as well as some revenue issues that meet that Fund’s acceptable quality criteria.

Regulatory Changes Risk. In July 2014, the SEC adopted changes to the rules that govern the way in which money market funds are operated. These changes, which have phased in effective dates, with most significant changes taking effect in October 2016, will: (i) categorize all money market funds as either institutional, retail, or government money market funds; (ii) require funds operating as government money market funds to invest at least 99.5% of their assets in U.S. government securities; (iii) require institutional funds to operate with a floating net asset value; and (iv) require institutional and retail funds to adopt policies and procedures regarding “liquidity fees” and “redemption gates,” and permit (but not require) government money market funds to do the same. These changes, which also amend the diversification, stress testing, and disclosure requirements applicable to money market funds, may affect the Fund’s investment strategies, operations, and/or return potential.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. A Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily.

To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. A Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous. However, entering into reverse repurchase agreements may expose a Fund to leverage risks (see “Leverage Risks”).

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Risks Related to Company Size. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of the company’s outstanding shares by its current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Securities of Other Investment Companies. The Funds may invest in the securities of other investment companies, including affiliated BMO Funds and exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds are also subject to the risks described under “Foreign Securities,” above.

Short Sales. The Funds (except the Target Date and Target Risk Funds), including any underlying funds in which the Funds may invest, may sell securities, including shares of exchange-traded funds, short in anticipation of a decline in the market value of the securities. When a Fund sells a security short, the Fund does not own the security and must borrow the security to make delivery to the buyer. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. Because the Funds’ portfolio managers may interpret the market differently, it is possible that one Fund may be short a security at the same time that another Fund is long the same security.

Sovereign Debt. The Short-Term Income, TCH Intermediate Income, Mortgage Income, TCH Corporate Income, TCH Core Plus Bond, Prime Money Market, International and Global, Alternative, Target Date, and Target Risk Funds may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including a Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt also may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which a Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, each Fund (except the Money Market Funds) may temporarily invest without limit in short-term debt obligations (money market instruments). These investments may include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities. Each Money Market Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar weighted average maturity or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of the Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market economic, political, other conditions. The Funds’ temporary investments must be of comparable quality to their primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans, or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

A Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities in which the Funds may invest do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. An investment in zero coupon securities may cause a Fund to recognize income and make required distributions to shareholders before it receives any cash payments on its investment. A Fund may have to dispose of its portfolio investments under disadvantageous circumstances or utilize leverage to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as an RIC. The Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds may not purchase zero coupon securities.

Portfolio Turnover. A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to a Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES

The investment objective of each Fund shown below may be changed by the Board without shareholder approval.

•	BMO Low Volatility Equity Fund: to provide capital appreciation.

•	BMO Dividend Income Fund: to provide capital appreciation and current income.

•	BMO Large-Cap Value Fund: to provide capital appreciation.

•	BMO Large-Cap Growth Fund: to provide capital appreciation.

•	BMO Mid-Cap Value Fund: to provide capital appreciation.

•	BMO Mid-Cap Growth Fund: to provide capital appreciation.

•	BMO Small-Cap Value Fund: to provide capital appreciation.

•	BMO Small-Cap Core Fund: to provide capital appreciation.

•	BMO Small-Cap Growth Fund: to provide capital appreciation.

•	BMO Global Low Volatility Equity Fund: to provide capital appreciation.

•	BMO Disciplined International Equity Fund: to provide capital appreciation.

•	BMO Pyrford International Stock Fund: to provide capital appreciation.

•	BMO LGM Emerging Markets Equity Fund: to provide capital appreciation.

•	BMO TCH Emerging Markets Bond Fund: to maximize total return consistent with current income.

•	BMO Global Long/Short Equity Fund: to provide capital appreciation.

•	BMO Alternative Strategies Fund: to seek capital appreciation with an emphasis on absolute returns.

•	BMO Ultra Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.

•	BMO Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.

•	BMO Short-Term Income Fund: to maximize total return consistent with current income.

•	BMO Intermediate Tax-Free Fund: to provide a high level of current income exempt from federal income tax consistent with preservation of capital.

•	BMO Mortgage Income Fund: to provide current income.

•	BMO TCH Intermediate Income Fund: to maximize total return consistent with current income.

•	BMO TCH Corporate Income Fund: to maximize total return consistent with current income.

•	BMO TCH Core Plus Bond Fund: to maximize total return consistent with current income.

•	BMO Monegy High Yield Bond Fund: to maximize total return consistent with current income.

•	BMO Government Money Market Fund: to provide current income consistent with stability of principal.

•	BMO Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.

•	BMO Prime Money Market Fund: to provide current income consistent with stability of principal.

•	BMO In-Retirement Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund has passed its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2015 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2020 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2025 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2030 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2035 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2040 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2045 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2050 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Target Retirement 2055 Fund: to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches and passes its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.

•	BMO Conservative Allocation Fund: to provide total return primarily from income, secondarily from appreciation.

•	BMO Moderate Allocation Fund: to provide total investment return from income and appreciation.

•	BMO Balanced Allocation Fund: to provide total investment return from income and appreciation.

•	BMO Growth Allocation Fund: to provide total investment return from income and appreciation.

•	BMO Aggressive Allocation Fund: to provide total investment return primarily from appreciation, secondarily from income.

INVESTMENT POLICIES AND LIMITATIONS

With respect to each Fund’s investment policies and limitations, including the Funds’ 15% illiquid securities limitation, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, each Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for a Fund unless authorized by the “majority of the outstanding voting securities” of that Fund, as defined by the 1940 Act.

Issuing Senior Securities and Borrowing Money

A Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

The 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a Fund segregates assets or otherwise covers its obligation to limit the Fund’s risk of loss, such as through offsetting positions.

Under the 1940 Act, in addition to borrowing from banks, a Fund may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes.

Lending Cash or Securities

A Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

A Fund (except for the Disciplined International Equity and Alternative Funds) will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund (other than a Money Market Fund) from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

With respect to Disciplined International Equity and Alternative Funds, a Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

Investing in Real Estate

A Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Under this limitation, each of Small-Cap Core, Pyrford International Stock, Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Monegy High Yield Bond will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free’s assets that may be invested in securities insured by any single insurer.

Concentration of Investments

Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free:

A Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, a Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities that are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

Target Date and Target Risk Funds:

A Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in any one affiliated underlying fund, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes.

All Other Funds:

A Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities (and domestic bank instruments for the Money Market Funds) shall not be considered investments in any one industry.

Underwriting

A Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Tax Exempt Obligations

Tax-Free Money Market invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.

Each of Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.

Non-Fundamental Limitations

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Selling Short and Buying on Margin

A Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

A Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

Pledging Assets

A Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Investing in Illiquid and Restricted Securities

A Fund (except for Disciplined International Equity and Global Long/Short Equity) will not invest more than 15% (5% for a Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined to be liquid (including certain municipal leases).

With respect to Disciplined International Equity and Global Long/Short Equity, a Fund will not invest more than 15% of the value of its net assets in illiquid securities.

Purchasing Securities to Exercise Control

The Funds will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

Each Fund will limit its investment in other investment companies, including investment companies that may be affiliated with the adviser, to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.

Each Fund (excluding the Target Date Funds and Target Risk Funds) may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules and regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company relying on Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Funds are parties to a fund-of-funds exemptive order received from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order.

Investing in Options

Except for bona fide hedging purposes, a Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

A Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

A Fund will not write call options in excess of 25% of the value of its total assets.

Money Market Fund Regulatory Compliance

The Money Market Funds are managed to comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. The Board has adopted procedures in accordance with Rule 2a-7, which govern the quality, maturity, and diversity of the Money Market Funds’ investments. Prior to October 2016, the Money Market Funds limit their investments to instruments that, in the opinion of the Adviser, present minimal credit risks and have received the requisite rating from one or more Nationally Recognized Statistical Rating Organizations or, if the instruments are not rated, the Adviser must determine that they are of comparable quality. Effective October 2016, the Money Market Funds may invest only in securities which have been determined by the Board to present minimal credit risks to the Fund, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

Other Investment Policies

Pursuant to Rule 35d-1 under the 1940 Act, each Fund (except the Alternative Strategies, Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, TCH Corporate Income, Tax-Free Money Market, Prime Money Market, Target Date Funds, and Target Risk Funds) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each such Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy as required by Rule 35d-1.

Pursuant to Rule 35d-1 under the 1940 Act the Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 80% of its total assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations. Effective February 27, 2016, pursuant to Rule 2a-7 under the 1940 Act, the Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 99.5% of its total assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations. The Government Money Market Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy.

VALUATION OF SECURITIES

Money Market Funds

The Board has approved the use of amortized cost for purposes of valuing portfolio instruments held by the Money Market Funds. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The procedures adopted by the Board, in accordance with Rule 2a-7, are reasonably designed to stabilize the net asset value (NAV) per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Funds’ investment goals. The Funds’ procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will take any steps it considers appropriate if there is a difference of more than 0.5 of 1% between the two values (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

The Money Market Funds are permitted to purchase instruments that are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days on no more than 30 calendar days’ notice. A standby commitment entitles a Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Money Market Funds acquire instruments subject to demand features and standby commitments to enhance the instruments’ liquidity. The Funds treat demand features and standby commitments as part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Funds define demand features and standby commitments as puts, the Funds do not consider them to be corporate investments for purposes of their investment policies.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Target Date and Target Risk Funds

Because the assets of the Target Date and Target Risk Funds consist primarily of shares of underlying funds, the NAV is determined based on the NAV of the underlying funds. It is not anticipated that the Pricing Committee of the Board will need to fair value any of the investments of the Funds. However, an underlying fund may need to fair value one of its investments, which may require the Target Date and Target Risk Funds to do the same because of delays in obtaining the underlying funds’ NAV.

All Other Funds

Portfolio securities of the other Funds are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•	securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•	for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities, and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value;

•	fixed income securities that are not exchange traded are valued by an independent pricing service;

•	in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors.

A Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time a Fund calculates its NAV. Most foreign markets close well before a Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Funds value foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates also may be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectus, shares of each class of each Fund (except the Money Market Funds) are sold at their NAVs (plus any applicable sales charge) on days the NYSE is open for business. Shares of each class of the Money Market Funds are sold at their NAVs on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Money Market Funds’ portfolio managers determine sufficient liquidity exists in those markets.

The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

BMO Investment Distributors, LLC (BID), located at 115 South LaSalle Street, Chicago, Illinois 60603, serves as the principal distributor of the Funds’ shares (the Distributor). Under a Distribution Agreement with the Funds, BID offers the Funds’ shares on a continuous, best-efforts basis. BID is an affiliate of the Adviser and BMO Harris Bank.

Sales Charge Reallowance (Class A Only)

Sales of Class A shares are subject to a front-end sales charge, which may be reallowed, as a sales commission, to broker/dealers, investment professionals, or financial institutions (Authorized Dealers) of record as a percentage of the purchase price. Typically, the Authorized Dealers of record will receive the following amount from the sales charge on such sales:

Equity Funds, International and Global Funds, and Alternative Funds (excluding the Small-Cap Growth and TCH Emerging Markets Bond Funds)
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%
$50,000 – $99,999	4.00%
$100,000 – $249,999	3.25%
$250,000 – $499,999	2.50%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	1.00%
$5,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

Mortgage Income, TCH Intermediate Income, Monegy High Yield Bond, and TCH Emerging Markets Bond Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%
$100,000 – $249,999	3.00%
$250,000 – $499,999	2.25%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	1.00%
$5,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

Intermediate Tax-Free, TCH Corporate Income, and TCH Core Plus Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%
$100,000 – $249,999	3.00%
$250,000 – $499,999	2.25%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	0.55%
$5,000,000 – $9,999,999	0.50%
$10,000,000 – $49,999,999	0.40%
$50,000,000 and above	0.25%

Ultra Short Tax-Free Fund, Short Tax-Free Fund, and Short-Term Income Fund
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	2.00%
$100,000 – $249,999	1.50%
$250,000 – $499,999	1.00%
$500,000 – $999,999	0.75%
$1,000,000 – $4,999,999	0.55%
$5,000,000 – $9,999,999	0.50%
$10,000,000 – $49,999,999	0.40%
$50,000,000 and above	0.25%

Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” in the Funds’ Prospectus. BID may retain a portion of the sales charge for sales and support services. BID and Authorized Dealers may choose to waive sales charges. BID receives a fee for paying agent services from the Adviser.

For the fiscal years ended August 31, 2013, August 31, 2014, and August 31, 2015, BID did not receive any commissions from the Funds.

12b-1 Plan

The Corporation has adopted two compensation-type distribution plans (one plan for the Target Date and Target Risk Funds and one plan for all other Funds) pursuant to Rule 12b-1 under the 1940 Act (each a Plan and together the Plans) for the Class A and Class R3 Shares only. The Plans allow the Funds to pay a maximum of 0.25% of the Class A and 0.50% of the Class R3 assets to the distributor for the sale and distribution of each Fund’s Class A and Class R3 shares and for services provided to shareholders of that class.

The Plans are designed to finance activities of the Distributor principally intended to result in the sale of Shares to include: (1) providing incentive to broker/dealers to sell shares and to provide administrative support services to the Funds and their shareholders; (2) compensating other participating financial institutions and other financial intermediaries for providing administrative and other support services to the Funds and their shareholders; (3) paying for the costs incurred in conjunction with advertising and marketing of shares to include expenses of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers, dealers, financial institutions or financial intermediaries; and (4) other costs incurred in the implementation and operation of the Plans.

The Plans provide that (i) the Distributor has the right to select, in its sole discretion, brokers (including BMO Harris Financial Advisors (member FINRA/SIPC), an affiliate of the Adviser), dealers, participating financial institutions (including BMO Harris Bank, an affiliate of the Adviser) and other persons to participate in the Plans, and (ii) that payments to the Distributor under the Plans will be made pursuant to the Distribution Agreement entered into by and between the Corporation and the Distributor and that payments made by the Distributor to brokers, dealers, participating financial institutions, and other persons with funds received as compensation under the Plans will be made pursuant to a Sales and Services Agreement entered into by and between the Distributor and such entity. The Plans also provide that the Distributor may terminate without cause and in its sole discretion any Sales and Services Agreement.

Other benefits of the Plans include, but are not limited to, the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Class A and Class R3 shares by having them rapidly invested in the applicable Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Class A and Class R3 shares and prompt responses to shareholder requests and inquiries concerning their accounts.

For the fiscal year ended August 31, 2015, the Class A and Class R3 shares of the Funds paid the following distribution (12b-1) fees under the Plans, and BID waived the following amounts.

	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived
Fund	Class A	Class R3
Low Volatility Equity	$943/$0	N/A
Dividend Income	$69,172/$0	N/A
Large-Cap Value	$70/$0	N/A
Large-Cap Growth	$73/$0	N/A
Mid-Cap Value	$67/$0	$135/$0
Mid-Cap Growth	$70/$0	$132/$0
Small-Cap Value	$70,019/$0	$127/$0
Small-Cap Core	$652/$0	N/A
Global Low Volatility Equity	$176/$0	N/A
Disciplined International Equity(1)	$0/$0	$0/$0
Pyrford International Stock	$132/$0	$121/$0
LGM Emerging Markets Equity	$60,933/$0	N/A
TCH Emerging Markets Bond	$3,660/$1,464	N/A
Global Long/Short Equity(1)	$0/$0	$0/$0
Alternative Strategies(2)	$1,462/$0	N/A
Ultra Short Tax-Free	$67/$0	N/A
Short Tax-Free	$154/$59	N/A
Short-Term Income	$62/$0	N/A
Intermediate Tax-Free	$5,186/$371	N/A
Mortgage Income	$64/$0	N/A
TCH Intermediate Income	$21,280/$0	N/A
TCH Corporate Income	$63/$27	N/A
TCH Core Plus Bond	$546/$0	N/A
Monegy High Yield Bond	$38,795/$0	N/A
In-Retirement	N/A	$15,317/$0
Target Retirement 2015	N/A	$787/$0
Target Retirement 2020	N/A	$100,758/$0
Target Retirement 2025	N/A	$3,034/$0
Target Retirement 2030	N/A	$87,949/$0
Target Retirement 2035	N/A	$2,075/$0
Target Retirement 2040	N/A	$53,610/$0
Target Retirement 2045	N/A	$1,982/$0
Target Retirement 2050	N/A	$33,279/$0
Target Retirement 2055	N/A	$1,022/$0
Conservative Allocation	N/A	$51,021/$0
Moderate Allocation	N/A	$102,505/$0
Balanced Allocation	N/A	$216,011/$0
Growth Allocation	N/A	$151,359/$0
Aggressive Allocation	N/A	$117,725/$0

(1)	As of August 31, 2015, the Disciplined International Equity and Global Long/Short Equity Funds had not commenced operations and, therefore, did not pay any distribution (12b-1) fees for the fiscal year ended August 31, 2015.
(2)	Amounts for the Alternative Strategies Fund are for the period from December 16, 2014, the Fund’s inception date, to August 31, 2015, the end of the Fund’s fiscal year.

Shareholder Services (Class Y Shares Only)

The Adviser is the shareholder servicing agent for the Funds. As such, it provides shareholder services to the Funds that include, but are not limited to, distributing the Prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.

The Class Y shares may pay the Adviser a shareholder servicing fee equal to 0.25% of the assets of the Class Y shares for providing shareholder services and maintaining shareholder accounts. The Adviser may select others to perform these services for their customers and may pay them fees. The Adviser may voluntarily waive fees it receives for providing shareholder services and maintaining shareholder accounts. The Adviser may terminate such voluntary waivers at any time.

For the fiscal year ended August 31, 2015, the Class Y shares of the Funds paid the following shareholder servicing fees to the Adviser, which, unless otherwise indicated, contractually waived the following amounts.

Shareholder Services Fee Paid/Shareholder Services Fee Waived
Fund	Class Y
Low Volatility Equity(1)	$1,717/$0
Dividend Income(2)	$107,388/$0
Large-Cap Value	$377,511/$0
Large-Cap Growth	$369,780/$0
Mid-Cap Value	$473,461/$0
Mid-Cap Growth	$315,589/$0
Small-Cap Value(2)	$108,456/$0
Small-Cap Core(2)	$894/$0
Small-Cap Growth	$950,252/$0
Global Low Volatility Equity(2)	$195/$0
Pyrford International Stock	$216,751/$0
LGM Emerging Markets Equity(2)	$101,278/$0
TCH Emerging Markets Bond(2)	$6,218/$2,487
Ultra Short Tax-Free	$172,715/$0
Short Tax-Free	$67,874/$27,149
Short-Term Income	$185,933/$0
Intermediate Tax-Free	$2,969,909/$213,337
Mortgage Income	$251,311/$0
TCH Intermediate Income(1)	$58,447/$0
TCH Corporate Income	$315,471/$139,388
TCH Core Plus Bond	$1,401,001/$0
Monegy High Yield Bond(2)	$63,863/$0
Government Money Market	$309,514/$309,514	(3)
Tax-Free Money Market	$345,738/$344,968	(3)
Prime Money Market	$3,213,750/$3,153,847	(3)
In-Retirement	$16,647/$0
Target Retirement 2015	$1,047/$0
Target Retirement 2020	$76,787/$0
Target Retirement 2025	$2,139/$0
Target Retirement 2030	$81,947/$0
Target Retirement 2035	$1,666/$0
Target Retirement 2040	$45,613/$0
Target Retirement 2045	$1,659/$0
Target Retirement 2050	$29,838/$0

Shareholder Services Fee Paid/Shareholder Services Fee Waived
Fund	Class Y
Target Retirement 2055	$1,451/$0
Conservative Allocation	$62,284/$0
Moderate Allocation	$60,516/$0
Balanced Allocation	$435,206/$0
Growth Allocation	$113,047/$0
Aggressive Allocation	$207,256/$0

(1)	On May 19, 2015, the Fund’s Class Y shares were converted to Class A shares. The Fund no longer offers Class Y shares. The amounts listed are for the period from September 1, 2014 through May 19, 2015.
(2)	On April 21, 2015, the Fund’s Class Y shares were converted to Class A shares. The Fund no longer offers Class Y shares. The amounts listed are for the period from September 1, 2014 through April 21, 2015.
(3)	The Adviser voluntarily waived these amounts for the fiscal year ended August 31, 2015. The Adviser, as shareholder servicing agent, may terminate such voluntary waivers at any time.

HOW TO BUY SHARES

Rights of Accumulation (Class A Shares Only)

As described in the Prospectus, larger purchases of Class A shares reduce or eliminate the sales charge paid. For example, the Funds will combine all Class A share purchases made on the same day by the investor, the investor’s spouse, and the investor’s children under age 21 when they calculate the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.

If additional Class A shares are purchased, the Funds will consider the previous purchase still invested in the Funds. For example, if a shareholder already owns the Class A shares of an Equity Fund having a current value of $40,000 and he or she purchases $10,000 of additional shares, the sales charge on the additional purchases according to the schedule now in effect would be 4.00%, not 5.00% (see “How to Buy Shares—Sales Charge—Equity Funds and Global and International Funds (excluding the Small-Cap Growth and TCH Emerging Markets Bond Funds)” in the Prospectus).

The Funds also will consider purchases of shares of certain other mutual funds held at BMO Harris Financial Advisors. For example, if a shareholder purchases shares of a certain mutual fund having a current value of $40,000 and then purchases the Class A shares of a Fund having a current value of $10,000, the shareholder would receive a reduced sales charge on the $10,000 Class A shares purchase based on the other mutual fund’s reduced sales charge schedule applicable to a $50,000 investment in such fund’s shares.

To receive the sales charge reduction, BMO Harris Financial Advisors must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the purchase is made that the Class A shares are already owned or that purchases are being combined. The Funds will reduce or eliminate the sales charge after they confirm the purchases.

Concurrent Purchases (Class A Shares Only)

Shareholders have the privilege of combining concurrent purchases of the Class A shares of two or more BMO Funds in calculating the applicable sales charge.

To receive a sales charge reduction or elimination, BID must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the concurrent purchases are made. The

Funds will reduce or eliminate the sales charge after they confirm the purchases. Shareholders should retain records of their purchases for this purpose and may be required to provide supporting documentation to BID.

Letter of Intent (Class A Shares Only)

A shareholder may sign a letter of intent committing to purchase a certain amount of a Fund’s Class A shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his or her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

While this letter of intent will not obligate the shareholder to purchase Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase may within the past 90 days. Prior trade prices will not be adjusted.

Reinvestment Privilege

The reinvestment privilege is available for all shares of the Funds within the same share class. The Class A shareholders who redeem from a Fund may reinvest the redemption proceeds back into the Fund’s Class A shares at the next determined NAV without any sales charge. The original shares must have been subject to a sales charge and the reinvestment must be within 90 days.

In addition, if shares were reinvested through an investment professional or financial institution, the investment professional or financial institution would not be entitled to an advanced payment from BMO Harris Financial Advisors on the reinvested shares, if otherwise applicable. BMO Harris Financial Advisors must be notified by the shareholder in writing or by his/her investment professional or financial institution of the reinvestment in order to eliminate a sales charge. If a shareholder redeems shares in a Fund, there may be federal income tax consequences.

Exchanging Securities for Shares

A shareholder may contact the Funds to request a purchase of shares in an exchange for securities owned by the shareholder. The Funds reserve the right to determine whether to accept the securities and the minimum market value to accept. The Funds will value the securities in the same manner as it values its assets. This exchange is treated as a taxable sale of a shareholder’s securities for federal income tax purposes.

Conversion Privilege

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of a Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert to the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations. The Fund may change, suspend or terminate this conversion feature at any time.

Redemption In Kind

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

In addition, the Funds have adopted procedures, consistent with SEC guidelines, to permit a redemption in kind to an affiliate.

Purchases and Redemptions Through Authorized Dealers

You may purchase or redeem shares of the Funds through Authorized Dealers. Certain of these Authorized Dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order for Fund shares when such Authorized Dealer or, if applicable, such Authorized Dealer’s authorized designee, receives the order.

Money Market Fund Redemptions

In the unlikely event that the Corporation’s Board, including a majority of directors who are not interested persons of the Corporation, as defined in the 1940 Act, determines that the extent of the deviation between a Money Market Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Corporation’s Board has the authority to suspend redemptions of the Fund’s shares.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of a Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of each Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable.

Control Persons and Principal Shareholders

Any person who beneficially owns more than 25% of the outstanding shares of a Fund or a class may be considered a “controlling person” of such Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund. Any person who beneficially owns more than 5% of the outstanding shares of a Fund or a class may be considered a “principal shareholder” of such Fund or class. As of November 30, 2015, the following shareholders owned of record or are known by the Corporation to own beneficially more than 5% of a Fund’s outstanding Class Y, Class I, Class A, Class R3, Class R6, or Premier Class shares:

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Low Volatility Equity	I	Strafe Co FBO NPT NFF M49226000 PO Box 6924 Newark DE 19714-6924	547,911.92	8.51%

Low Volatility Equity	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	831,186.59	12.63%

Low Volatility Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	4,531,590.61	70.41%

Low Volatility Equity	A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	260,654.99	51.15%

Dividend Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,348,395.36	78.85%

Dividend Income	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	5,892,553.21	97.79%

Large-Cap Value	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	8,620,108.81	82.58%

Large-Cap Value	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	655,745.50	6.28%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Large-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	4,698,432.67	60.42%

Large-Cap Value	I	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	1,903,665.15	24.48%

Large-Cap Value	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	474,597.96	6.1%

Large-Cap Value	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,726.00	91.71%

Large-Cap Value	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	155.93	8.29%

Large-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	7,096,867.81	71.96%

Large-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	3,045,817.82	78.62%

Large-Cap Growth	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	365,279.80	9.43%

Large-Cap Growth	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	4,283.72	69.23%

Large-Cap Growth	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,732.50	28.00%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Mid-Cap Value	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	955,061.21	8.13%

Mid-Cap Value	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	770,390.49	6.56%

Mid-Cap Value	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	6,506,076.17	55.37%

Mid-Cap Value	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,093,612.37	9.31%

Mid-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,982,310.85	48.6%

Mid-Cap Value	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,352,042.47	22.03%

Mid-Cap Value	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	637,949.42	10.4%

Mid-Cap Value	I	Vallee & Co FBO 98 c/o BMO Harris Bank N.A. Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay WI 54304-5280	339,299.94	5.53%

Mid-Cap Value	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	218.00	11.33%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Mid-Cap Value	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,706.91	8.67%

Mid-Cap Value	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,708.50	100%

Mid-Cap Value	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	551,879.18	96.46%

Mid-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	3,669,271.61	74.85%

Mid-Cap Growth	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	469,369.75	7.52%

Mid-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,180,781,80	55.86%

Mid-Cap Growth	I	Vanguard Fiduciary Trust Co Marshall Funds PO Box 2900 – Outside Funds K14 Valley Forge PA 19482-2900	255,752.29	6.55%

Mid-Cap Growth	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	261,423.38	6.7%

Mid-Cap Growth	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	590,527.75	15.13%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Mid-Cap Growth	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	280.26	18.1%

Mid-Cap Growth	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,267.77	81.9%

Mid-Cap Growth	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,242.17	100%

Mid-Cap Growth	R6	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,241.52	100%

Small-Cap Value	I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	132,401.15	8.11%

Small-Cap Value	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	201,717.60	12.36%

Small-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	820,388.97	50.25%

Small-Cap Value	I	Vallee & Co FBO 98 c/o BMO Harris Bank N.A. Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay WI 54304-5280	95,706.64	5.86%

Small-Cap Value	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	184,486.01	11.3%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Small-Cap Value	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	463,722.36	8.06%

Small-Cap Value	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	4,562,482.88	79.33

Small-Cap Value	R3	ING Life Insurance and Annuity Company 1 Orange Way Windsor CT 06095-4773	135.60	6.71%

Small-Cap Value	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,886.66	93.29%

Small-Cap Value	R6	ING Life Insurance and Annuity Company 1 Orange Way Windsor CT 06095-4773	40,666.01	93.17%

Small-Cap Core	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	115,825.29	20.24%

Small-Cap Core	I	Vallee & Co FBO 98 c/o BMO Harris Bank N.A. Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay WI 54304-5280	147,638.10	26.03%

Small-Cap Core	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	291,017.00	51.32%

Small-Cap Core	A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	6,978.55	11.46%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Small-Cap Core	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	52,480.16	86.21%

Small-Cap Growth	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	1,345,488.34	8.66%

Small-Cap Growth	Y	AUL American Group Retirement Annuity One American Square PO Box 368 Indianapolis IN 46206-0368	783,730.84	5.04%

Small-Cap Growth	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	5,135,410.28	33.03%

Small-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	3,482,474.20	22.4%

Small-Cap Growth	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,138,909.50	13.76%

Small-Cap Growth	I	National Financial Services LLC FBO Exclusive Bene of our Customers ATTN Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	4,468,099.25	25.69%

Small-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	3,023,182.69	17.38%

Small-Cap Growth	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,462,773.96	14.16%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Small-Cap Growth	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	1,319,408.57	8%

Global Low Volatility Equity	I	Southern Illinois Hospital Services 1239 E Main St Carbondale IL 62901-3176	2,690,582.96	88.03%

Global Low Volatility Equity	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	337,844.59	11.05%

Global Low Volatility Equity	A	NFS LLC FEBO Diane E Jones Portsmouth NH 03801-5719	13,445.62	6.44%

Global Low Volatility Equity	A	Pamela Miller Ttee U/A DTD 10/22/1998 Pamela Miller Rev Living Trust Sarasota FL 34232-7518	1,966.97	14.63%

Global Low Volatility Equity	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	8,947.91	66.55%

Disciplined International Equity	I	First State Trust Co 1 Delaware Corporate Center II 2 Righter Pkwy Wilmington DE 79803-1532	1,462,389.99	22.75%

Disciplined International Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	4,964,534.52	77.25%

Disciplined International Equity	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	10,000.00	100%

Global Long/Short Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	190,000.00	97.86%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Global Long/Short Equity	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	10,000.00	100%

Pyrford International Stock	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	7,362,231.93	91.97%

Pyrford International Stock	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	4,594,507.84	9.41%

Pyrford International Stock	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	8,029,495.59	16.45%

Pyrford International Stock	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	4,042,826.21	8.28%

Pyrford International Stock	A	Trust Co of America FBO #497 PO Box 6503 Englewood CO 80155-6503	65,979.86	96.88%

Pyrford International Stock	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,910.92	100%

Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2025 Fund I Series 1100 North Market Street 9th Floor Attn: Dara Alderton Wilmington DE 19890-1100	141,651.02	14.04%

Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2035 Fund I Series 1100 North Market Street 9th Floor Attn: Dara Alderton Wilmington DE 19890-1100	163,796.65	16.24%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2045 Fund I Series 1100 North Market Street 9th Floor Attn: Dara Alderton Wilmington DE 19890-1100	134,272.42	13.31%

Pyrford International Stock	R6	WTRISC FBO Flexpath Plus CITS 1100 North Market Street 9th Floor Attn: Dara Alderton Wilmington DE 19890-1100	52,923.05	5.25%

Pyrford International Stock	R6	Comerica Bank Cust FBO Reading Firemen’s Pension Fund PO Box 75000 Detroit MI 48275-3446	277,272.81	27.49%

LGM Emerging Markets Equity	I	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	482,487.49	7.22%

LGM Emerging Markets Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	5,093,643.01	76.24%

LGM Emerging Markets Equity	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	482,503.42	7.22%

LGM Emerging Markets Equity	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	5,262,543.82	96.77%

TCH Emerging Markets Bond	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	382,997.57	99.35%

TCH Emerging Markets Bond	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	384,815.37	97.98%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Alternative Strategies	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Funds Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	747,716.62	7.44%

Alternative Strategies	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Funds Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	516,828.16	5.15%

Alternative Strategies	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	8,504,919.27	84.68%

Alternative Strategies	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	27,665.21	64.63%

Alternative Strategies	A	NFS LLC FEBO NFS/FMTC SEP IRA FBO James Curtis Brown Las Vegas NV 89103-8209	3,621.07	8.46%

Alternative Strategies	A	NFS LLC FEBO Carol IMBT Cooper Wallingford PA 19086-6013	4,322.77	10.1%

Ultra Short Tax-Free	Y	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	519,216.50	8.33%

Ultra Short Tax-Free	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	1,457,688.12	23.38%

Ultra Short Tax-Free	Y	Soil & Engineering Services Inc 1102 Stewart St Madison WI 53713-4648	348,015.62	5.58%

Ultra Short Tax-Free	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	2,983,149.60	47.85%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Ultra Short Tax-Free	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	3,695,722.80	5.41%

Ultra Short Tax-Free	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA 11270 W Park Place Suite 400- PPW-08-WM Attn: Mutual Funds Milwaukee WI 53224-3638	13,242,720.57	19.38%

Ultra Short Tax-Free	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	5,487,344.59	8.03%

Ultra Short Tax-Free	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	4,028,840.33	5.89%

Ultra Short Tax-Free	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Funds Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	9,031,890.22	13.21%

Ultra Short Tax-Free	I	SEI Private Trust Co c/o ID940 Attn: Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	20,152,917.69	29.49%

Ultra Short Tax-Free	A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	3,191.96	56.17

Ultra Short Tax-Free	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,4890.90	43.83%

Short Tax-Free	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	138,151.54	6.37%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Short Tax-Free	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	1,973,511.12	91.04%

Short Tax-Free	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA 11270 W Park Place Suite 400- PPW-08-WM Attn: Mutual Funds Milwaukee WI 53224-3638	1,151,631.84	10.15%

Short Tax-Free	I	SEI Private Trust Co c/o BMO Harris Bank ID940 Attn: Mutual Funds Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	8,399,857.11	74%

Short Tax-Free	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	4,406.76	8.55%

Short Tax-Free	A	NFS LLC FEBO Margaret Mulcahy Latrobe PA 15650-2309	3,566.98	6.92%

Short Tax-Free	A	NFS LLC FEBO Robert G Naugle Judith E Naugle New Castle PA 16101-2361	2,761.45	5.36%

Short Tax-Free	A	NFS LLC FEBO Kim Losego Pittsburgh PA 15241-3634	3,586.53	6.96%

Short Tax-Free	A	NFS LLC FEBO Pete E Zappi Stacy Zappi Avella PA 15312-2529	2,786.81	5.41%

Short Tax-Free	A	NFS LLC FEBO Harold E Cummins Connie L Cummins Avella PA 15312-2529	7,352.94	14.27%

Short-Term Income	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	619,899.44	8.7%

Short-Term Income	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	2,053,458.59	28.82%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Short-Term Income	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	3,214,955.91	45.11%

Short-Term Income	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	440,385.58	6.18%

Short-Term Income	I	Vallee & Co FBO 98 c/o BMO Harris Bank NA Attn: MF 480 Pilgrim Way, Suite 1000 Green Bay WI 54304-5280	4,007,076.95	12.83%

Short-Term Income	I	Chicago Professional Sports LP 1901 W Madison St Chicago IL 60612-2459	2,204,795.39	7.06%

Short-Term Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	11,685,269.20	37.41%

Short-Term Income	I	MAC & Co Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	1,767,137.16	5.66%

Short-Term Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	1,987,303.52	6.36%

Short-Term Income	I	SEI Private Trust Co c/o ID940 Attn: Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	6,516,692.67	20.87%

Short-Term Income	A	UBS WM USA OMNI Account N/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Weehawken NJ 07086-6761	344.32	11.32%

Short-Term Income	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,698.44	88.68%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Intermediate Tax-Free	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	75,826,088.07	67.44%

Intermediate Tax-Free	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	18,933,343.19	16.84%

Intermediate Tax-Free	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	11,684,934.26	10.39%

Intermediate Tax-Free	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	4,986,786.91	11.52%

Intermediate Tax-Free	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	9,876,378.56	22.81%

Intermediate Tax-Free	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	14,298,251.83	33.02%

Intermediate Tax-Free	I	SEI Private Trust Co c/o ID940 Attn: Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	9,362,015.63	21.62%

Intermediate Tax-Free	A	Stifel Nicolaus Co Inc James H Catherine A Jambois St. Louis MO 63102-2188	184,098.05	85.72%

Intermediate Tax-Free	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	27,930.48	13.01%

Mortgage Income	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	7,272,581.45	72.16%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Mortgage Income	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	858,293.83	8.52%

Mortgage Income	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA 11270 W Park Place Suite 400- PPW-08-WM Attn: Mutual Funds Milwaukee WI 53224-3638	1,107,580.10	43.73%

Mortgage Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400	208,928.19	8.25%

Mortgage Income	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	604,297.36	23.86%

Mortgage Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	396,187.95	15.64%

Mortgage Income	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,784.79	100%

TCH Intermediate Income	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA 11270 W Park Place Suite 400- PPW-08-WM Attn: Mutual Funds Milwaukee WI 53224-3638	1,089,745.53	16.24%

TCH Intermediate Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,588,086.07	38.56%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
TCH Intermediate Income	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	6,711,435.15	14.11%

TCH Intermediate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	1,069,887.03	15.94%

TCH Intermediate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	368,870.55	5.5%

TCH Intermediate Income	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	243,350.68	9.32%

TCH Intermediate Income	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	206,785.62	7.92%

TCH Intermediate Income	A	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	398,744.73	15.27%

TCH Corporate Income	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	6,844,179.48	73.33%

TCH Corporate Income	Y	National Financial Services LLC FBO Exclusive Bene of our Customers ATTN Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	1,419,967.35	15.21%

TCH Corporate Income	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	756,302.26	8.1%

TCH Corporate Income	I	MAC & Co Attn: Mutual Fund Operations PO Box 3198 525 William Penn Pl Pittsburgh PA 15230-3198	2,540,061.94	19.39%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
TCH Corporate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	980,011.22	7.48%

TCH Corporate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	5,274,569.07	40.26%

TCH Corporate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	3,216,596.13	24.55%

TCH Corporate Income	A	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,022.94	100%

TCH Core Plus Bond	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	46,562,592.91	89.56%

TCH Core Plus Bond	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co Na 11270 W Park Place Suite 400- PPW-08-WM Attn: Mutual Funds Milwaukee WI 53224-3638	2,550,837.73	6.19%

TCH Core Plus Bond	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	3,619,130.46	8.78%

TCH Core Plus Bond	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	24,186,895.23	58.71%

TCH Core Plus Bond	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	4,656,225.30	11.3%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
TCH Core Plus Bond	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	2,256,839.41	5.48%

TCH Core Plus Bond	A	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	52,228.42	67.35%

TCH Core Plus Bond	A	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	23,112.95	29.8%

Monegy High Yield	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,366,039.28	74.2%

Monegy High Yield	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	553,192.92	17.35%

Monegy High Yield	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	4,499,702.43	98.61%

Government Money Market	Y	Maril & Co M&I Trust Company, NA 11270 West Park Place Suite 400- PPW-08-WM Attn: ACM Milwaukee WI 53224-3638	61,808,603.14	58.24%

Government Money Market	Y	San Pasqual Fiduciary Trust Company 550 S Hope St Ste 550 Los Angeles CA 90071-2612	29,543,658.16	27.84%

Government Money Market	Y	BMO Harris Bank N A 111 W Monroe 9 E Chicago IL 60603-4014	9,016,620.35	8.5%

Government Money Market	I	Maril & Co M&I Trust Company, NA 11270 West Park Place Suite 400- PPW-08-WM Attn: ACM Milwaukee WI 53224-3638	272,967,278.89	50.83%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Government Money Market	I	Maril & Co FBO Members Trust Company c/o M&I Trust Co Attn: ACM 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	89,477,233.16	16.66%

Government Money Market	I	SEI Private Trust Company c/o Harris Bank ID 940 Attn: Mutual Fund Admin 1 Freedom Trail Oaks PA 19456	128,912,623.07	24%

Government Money Market	I	BMO Harris Bank N A 111 W Monroe 9 E Chicago IL 60603-4014	27,882,149.31	5.19%

Tax-Free Money Market	Y	Maril and Co 11270 W Park Place Suite 400- PPW-08-WM Attn: ACM Milwaukee WI 53224-3638	29,375,417.42	19.85%

Tax-Free Money Market	Y	Gretchen Heller TTEE J Andrew Heller TTEE Gretchen Heller 1977 Trust U/A dtd 7/18/77 PO Box 240181 Milwaukee WI 53224-9009	19,424,028.10	13.13%

Tax-Free Money Market	Y	SEI Private Trust Co c/o BMO Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	7,735,732.23	5.23%

Tax-Free Money Market	Y	BMO Harris Bank N A 111 W MONROE 9 E Chicago IL 60603-4014	37,649,223.59	25.44%

Tax-Free Money Market	Y	Pershing LLC As Agent for its Brokerage Customer Attn: Cash Management Services 1 Pershing Plz Jersey City NJ 07399-0002	32,230,550.25	21.78%

Tax-Free Money Market	I	Maril and Co 11270 W Park Place Suite 400- PPW-08-WM Attn: ACM Milwaukee WI 53224-3638	99,111,835.68	19.73%

Tax-Free Money Market	I	SEI Private Trust Company c/o Harris Bank ID 940 Attn: Mutual Fund Admin 1 Freedom Trail Oaks PA 19456	345,998,360.88	68.88%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Tax-Free Money Market	I	SEI Private Trust Company c/o FirstMerit ID 682 Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	34,134,323.66	6.8%

Prime Money Market	Y	Maril and Co 11270 W Park Place Suite 400- PPW-08-WM Attn: ACM Milwaukee WI 53224-3638	885,512,096.38	70.87%

Prime Money Market	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	109,835,244.40	8.79%

Prime Money Market	Y	Pershing 1 Pershing Plz Jersey City NJ 07399-0002	155,439,802.94	12.44%

Prime Money Market	I	Maril & Co M&I Trust Company, NA 11270 West Park Place Suite 400- PPW-08-WM Attn: ACM Milwaukee WI 53224-3638	1,828,368,691.97	70.75%

Prime Money Market	I	SEI Private Trust Company c/o Harris Bank ID 940 Attn: Mutual Fund Admin 1 Freedom Trail Oaks PA 19456	436,751,595.51	16.9%

In-Retirement	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	433,416.11	95.41%

In-Retirement	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	27,630.38	100%

In-Retirement	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	178,153.03	99.97%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
In-Retirement	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,548,538.18	100%

Target Retirement 2015	Y	State Street Bank and Trust Co IRA Carol Pchelkin 200 Clarendon Street Boston MA 02116	3,200.66	5.76%

Target Retirement 2015	Y	State Street Bank and Trust Co IRA Patty Marks 200 Clarendon Street Boston MA 02116	3,132.01	5.64%

Target Retirement 2015	Y	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	9,799.16	17.63%

Target Retirement 2015	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	33,964.02	61.11%

Target Retirement 2015	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	9,788.34	94.22%

Target Retirement 2015	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	600.74	5.78%

Target Retirement 2015	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	9,794.72	50.16%

Target Retirement 2015	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	9,732.67	49.84%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2015	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	400,096.58	99.94%

Target Retirement 2020	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,083,380.25	97.68%

Target Retirement 2020	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	389,402.71	100%

Target Retirement 2020	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,316,295.78	99.99%

Target Retirement 2020	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	5,043,608.63	99.96%

Target Retirement 2025	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	151,188.79	87.14%

Target Retirement 2025	I	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	59,035.65	99.58%

Target Retirement 2025	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	123,132.32	99.27%

Target Retirement 2025	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,489,270.98	99.99%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2030	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,149,336.45	98.02%

Target Retirement 2030	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	271,562.97	100%

Target Retirement 2030	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,141,469.15	100%

Target Retirement 2030	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	5,573,274.02	100%

Target Retirement 2035	Y	State Street Bank and Trust Co IRA Jason J Jordan 200 Clarendon Street Boston, MA 02116	8,136.35	7.73%

Target Retirement 2035	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	88,242.08	83.83%

Target Retirement 2035	I	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	6,881.55	95.16%

Target Retirement 2035	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	58,595.04	97.79%

Target Retirement 2035	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	2,666,031.02	99.99%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2040	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,257,747.86	95.8%

Target Retirement 2040	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	228,135.43	100%

Target Retirement 2040	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	635,660.27	99.87%

Target Retirement 2040	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	3,683,472.95	100%

Target Retirement 2045	Y	State Street Bank and Trust Co IRA Kanin C Speich 200 Clarendon Street Boston, MA 02116	14,123.25	10.13%

Target Retirement 2045	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	114,674.76	82.22%

Target Retirement 2045	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	11,584.69	97.89%

Target Retirement 2045	R3	Alerus Financial FBO Garrett Companies 410(k) Plan PO Box 64535 Saint Paul MN 55164-0535	5,865.95	10.9%

Target Retirement 2045	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	47,716.45	88.64%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2045	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	1,255,505.41	99.98%

Target Retirement 2050	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	952,926.42	98.89%

Target Retirement 2050	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	187,398.94	100%

Target Retirement 2050	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	473,043.52	100%

Target Retirement 2050	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,100,939.27	100%

Target Retirement 2055	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	119,852.94	98.57%

Target Retirement 2055	I	State Street Bank and Trust Co For Roth IRA FBO Laura E Blaser 200 Clarendon Street Boston, MA 02116	3,398.95	18.09%

Target Retirement 2055	I	State Street Bank and Trust Co Cust Kathryn A Blaser Roth IRA 200 Clarendon Street Boston, MA 02116	1,158.48	6.17%

Target Retirement 2055	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	9,811.34	52.22%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Target Retirement 2055	I	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	4,270.75	22.73%

Target Retirement 2055	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	5,034.61	13.59%

Target Retirement 2055	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	31,409.18	84.76%

Target Retirement 2055	R3	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	317,592.26	99.92%

Target Retirement 2055	R6	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	119,852.94	98.57%

Conservative Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,219,710.32	99.33%

Conservative Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,963,952.49	100%

Conservative Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	747,018.86	97.88%

Conservative Allocation	R6	MAC & Co PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	620,704.02	7.13%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Conservative Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	8,073,154.60	92.78%

Moderate Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,280,793.75	99.06%

Moderate Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,624,953.28	99.92%

Moderate Allocation	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	636,227.24	29%

Moderate Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,557,691.48	71%

Moderate Allocation	R6	MAC & Co PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	1,444,758.27	15.01%

Moderate Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	8,179,405.66	84.99%

Balanced Allocation	Y	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	848,564.84	5.43%

Balanced Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	14,671,008.98	93.84%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Balanced Allocation	I	Roosevelt University Attn: Miroslava M Krug 430 S Michigan Ave Chicago IL 60605-1394	481,695.57	5.85%

Balanced Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	7,495,104.67	91.01%

Balanced Allocation	R3	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper c/o BMO Harris Bank NA Attn: MF 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	723,395.33	18.52%

Balanced Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	3,182,339.64	81.48%

Balanced Allocation	R6	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	3,269,468.06	13.22%

Balanced Allocation	R6	MAC & Co PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	2,727,706.93	11.03%

Balanced Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	17,536,070.64	70.93%

Growth Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	4,274,562.63	99.78%

Growth Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	1,485,496.77	97.91%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Growth Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,931,920.68	100%

Growth Allocation	R6	MAC & Co PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	2,596,755.84	37.89%

Growth Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	4,089,566.73	59.67%

Aggressive Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	8,100,289.28	99.75%

Aggressive Allocation	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	3,180,749.25	98.95%

Aggressive Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	2,252,626.73	100%

Aggressive Allocation	R6	MAC & Co PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	2,649,817.66	23.44%

Aggressive Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	8,653,177.07	76.56%

The Corporation believes that the entities in the above chart, the holders of record of these shares, are not the beneficial owners of such shares.

As of November 30, 2015, the current officers and directors of the Corporation, as a group, owned less than 1% of any class of each Fund’s outstanding shares.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local, or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

Each Fund has qualified and intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to so qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from qualifying income, which includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its investment company taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

Some Fund investments may produce income that will not constitute qualifying income for the purposes of this annual gross income requirement. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). If any such regulations are issued, such regulations could treat gains from some of the Fund’s foreign currency-denominated positions as non-qualifying income, and there is a remote possibility that such regulations could be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income distributed to shareholders. In the event a Fund fails to qualify as a RIC under Subchapter M and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on its taxable net income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Each Fund will be treated as a separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the other Funds will be separate from those realized by each Fund.

Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to make distributions during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions, if any, in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of federal income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts, and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also marked-to-market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

A Fund’s entry into a short sale transaction, an option, or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (IRS) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

The In-Retirement Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, and Target Risk Funds are each a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies and restrictions that were, in all material respects, equivalent to those of the succeeding fund. Each such Fund has taken the position that it has succeeded to the tax basis of the assets of its predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a RIC. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of investment company taxable income and net capital gain that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Certain Funds may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will include in its taxable income its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. In addition, if an MLP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), income derived by the Fund will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Fund. The receipt of non-qualifying income from such investments could jeopardize a Fund’s status as a RIC. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce or are held to produce passive income or 75% or more of its gross income is passive income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders

With respect to Funds other than the Tax-Exempt Funds (see discussion below), shareholders will be subject to federal income tax on distributions made by the Funds whether received in cash or additional shares of the Funds, unless the shareholder is investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.

Distributions of investment company taxable income (which includes any net short-term capital gain in excess of any net long-term capital loss) generally will be taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 39.6%. However, for non-corporate shareholders, the portion of investment company taxable income that a Fund reports as attributable to “qualified dividend” income (generally dividends received from U.S. domestic corporations and qualified foreign corporations) generally will be taxed at the lower federal income tax rates applicable to net long-term capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable at long-term capital gain rates (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), without regard to how long a shareholder has held shares of a Fund. A portion of a Fund’s distributions of investment company taxable income may qualify in part for the 70% dividends received deduction available to corporate shareholders to the extent that the Fund receives dividend income directly or indirectly from U.S. corporations and reports the amount distributed as eligible for the deduction, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds’ shareholders. Because no portion of the income of any Fund, other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, Alternative Strategies, and Equity Funds, will consist of dividends from domestic corporations or qualified foreign corporations, distributions paid by the Funds, other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, Alternative Strategies, and Equity Funds, are not expected to be eligible for “qualified dividend” treatment when paid to non-corporate shareholders or qualify for the dividends received deduction available to corporate shareholders.

Dividend income received by a Fund and distributed to a Fund shareholder may not be treated as “qualified dividend” income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

In addition to the regular federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income (which excludes exempt interest dividends), net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than exempt interest dividends paid by the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds) are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

To the extent a Fund is unable to use its capital losses in a given taxable year, it may be entitled to carry forward the capital loss, which may reduce the taxable capital gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future. Any capital loss carried forward by a Fund will generally retain its character as short-term or long-term and may be carried forward indefinitely.

Distributions declared by a Fund during October, November, or December to shareholders of record and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of distributions paid.

Gain or loss realized upon a sale, redemption, or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss on the sale, redemption, or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid or deemed to be paid to the shareholder with respect to such shares. Any loss realized upon a sale, exchange or redemption of shares of the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, or Tax-Free Money Market Funds that were held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares. Any loss a shareholder realizes on a sale, redemption, or exchange of shares will be disallowed if the shareholder acquires other shares of the same Fund (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale, redemption, or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

If shares that were purchased subject to a sales charge are exchanged for shares of a different Fund before the 91st day after the date on which such shares were acquired, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is added to the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Tax-Exempt Funds

The Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds (the Tax-Exempt Funds) intend to qualify to pay “exempt interest dividends” by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Section 103(a) of the Code. So long as this and certain other requirements are met, distributions consisting of each such Fund’s net tax-exempt interest income will be exempt interest dividends, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, certain exempt interest dividends may be subject to federal AMT. Distributions of investment company taxable income made by these Funds consisting of income from taxable securities or net short-term capital gains, if any, realized by the Funds will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Funds. Distributions of net capital gain made by the Funds, if any, will be taxable to shareholders as long-term capital gain. Gains of the Tax-Exempt Funds that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.

Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Funds is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. If a shareholder receives exempt interest dividends with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt interest dividends, provided, this rule does not apply to a Fund if it declares exempt interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes these amounts at least monthly. In addition, shareholders will have to include any exempt interest dividends in determining the taxable portion of their social security and railroad retirement benefit payments. Furthermore, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by “private activity bonds” or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of the distributions received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt interest dividends also may affect a foreign corporate shareholder’s federal “branch profits” tax liability, and an S corporation shareholder’s federal tax on “passive investment income.”

Distributions may be subject to state and local taxation despite their status as exempt interest dividends for federal income tax purposes. As a result, shareholders of a Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the distributions received from the Fund is considered tax-exempt in their particular states.

Issuers of securities purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if more than 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year consists of interests in other regulated investment companies, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable distributions actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. If a Fund is eligible to make this election, each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. The Corporation expects that only the Alternative, Global Low Volatility Equity, Disciplined International

Equity, Pyrford International Stock, TCH Emerging Markets Bond, and LGM Emerging Markets Equity Funds will qualify to pass through to Fund shareholders foreign taxes paid by the Fund.

If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from a Fund (including exempt interest dividends) and on sales, exchanges or redemptions of Fund shares. Rules of state and local taxation of distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish a Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and redemption proceeds paid to the shareholder at the rate set forth in the Code. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

Under the Foreign Account Tax Compliance Act (FATCA), a Fund may be required to withhold a generally non-refundable 30% tax on distributions of investment company taxable income and distributions of net capital gain and the gross proceeds of a sale, redemption, or exchange of Fund shares paid after December 31, 2018 to certain “foreign financial institutions” unless (i) such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is deemed compliant pursuant to the terms of an intergovernmental agreement between the U.S. and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign stocks or securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

Cost Basis Reporting

Each Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (covered shares) when such shareholders sell, redeem, or exchange such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (non-covered shares) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption, or exchange of a share results in a capital gain or loss. If you sell, redeem, or exchange covered shares during any year, the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on an applicable Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, redeemed, or exchanged when you sell, redeem, or exchange less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect a cost basis method, each Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and covered shares sold, exchanged, or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares. The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult with your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

DIRECTORS AND OFFICERS

Directors

The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Current directors who are not considered to be “interested persons” of the Corporation are referred to in this SAI as “independent directors.” The Corporation currently offers 44 separate portfolios or funds. The information in the following table is as of August 31, 2015 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
John M. Blaser(3) Age: 58	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	44	None

Christopher B. Begy(3) Age: 61	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	44	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
(2)	The information in this column is as of the date of this SAI.
(3)	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Larry D. Armel Age: 73	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	44	None

Ridge A. Braunschweig Age: 62	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	44	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Benjamin M. Cutler Age: 70	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	44	None

John A. Lubs Age: 67	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	44	None

James Mitchell Age: 68	Independent Director	Since March 1999	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	44	None

Barbara J. Pope Age: 67	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	44	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
(2)	The information in this column is as of the date of this SAI.

Some of the independent directors, personally or through business relationships, have banking, investment management, custodial, or borrowing relationships with BMO Harris Bank and other affiliates of the Adviser.

Officers

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of August 31, 2015 unless otherwise indicated.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 42	Vice President, Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.

Stephen R. Oliver Age: 64	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008, and Anti-Money Laundering Officer; since January 2009	Vice President of BMO Harris Bank N.A., since March 2006; Vice President of BMO Investment Distributors, LLC, 2007 to 2014.

Michele L. Racadio Age: 40	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

Board of Directors

The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the fiscal year ended August 31, 2015, the Board held five meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.

The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson or an independent lead director. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the BMO Funds overseen by the Board, and the nature of the BMO Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment, and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance, investment strategies, and limitations, and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm, counsel to the Funds, and independent directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Sub-Advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The independent directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies, and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig (Chair), Cutler, Lubs, and Mitchell and Ms. Pope currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2015, the Audit Committee held two meetings.

The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel (Chair), Braunschweig, Cutler, Lubs, and Mitchell and Ms. Pope currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2015, the Nominating and Governance Committee did not meet.

The Board also oversees a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Funds’ sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Director Experience and Qualifications

Following is a brief discussion of the experiences and qualifications that led to the conclusion that, as of the date of this SAI, each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business, and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a director since 2006, and that he serves as chair of the Nominating and Governance Committee. The Board also considered his professional and financial industry experience serving as an executive, counsel, and director of various mutual fund complexes. The Board considered the executive, regulatory, investment, and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Managing Director of the Adviser since June 2012. He also served as Vice President of the Adviser from 1998 to 2012. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s position with the Adviser, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Begy has served as President and Chief Executive Officer of BMO Financial Corporation and U.S. Country Head of BMO Financial Group since 2013. He also served as Chief Auditor of BMO Financial Group from 2001 to 2013 and in other executive positions with BMO Financial Group from 1989 to 2001, including Corporate Controller, Senior Vice President, Chief Accountant and Vice President. Mr. Begy joined BMO Financial Group in 1987 after holding a variety of roles with the accounting firm Coopers and Lybrand (subsequently merged with the accounting firm Price Waterhouse to form PwC). The Board considered that Mr. Begy is a chartered accountant and a Fellow of The Institute of Chartered Accountants and has contributed extensively to national and international organizations responsible for setting accounting and auditing standards. The Board considered the audit, executive, financial, investment and operations experience that Mr. Begy gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009, and that he serves as chair of the Audit Committee. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial, and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered that Mr. Cutler has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO, and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Lubs has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a trustee of Third Order of St. Francis Foundation and of North Bay Trading Co. The Board also considered the executive, financial, and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director of the Corporation since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial, and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director of the Corporation since 1999. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial, and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors of the Corporation are pursuant to requirements of the SEC, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

With respect to fiscal year 2015, each independent director was paid an aggregate retainer of $80,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2015.

Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Larry D. Armel	$77,968	$80,000
Ridge A. Braunschweig	$77,968	$80,000
Benjamin M. Cutler	$77,968	$80,000
John A. Lubs	$77,968	$80,000
James Mitchell	$77,968	$80,000
Barbara J. Pope	$77,968	$80,000

(1)	The BMO Funds Complex currently offers 44 Funds, including the BMO LGM Frontier Markets Equity Fund, a closed-end management investment company. Each series of the Corporation pays an equal portion of the total compensation received by each independent director, adjusted based on each Fund’s inception date.

Board Ownership of Shares in the Funds and in the BMO Funds Family as of December 31, 2014.

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
Larry D. Armel Independent Director	Large-Cap Value	Over $100,000	over $100,000
	Mid-Cap Value	Over $100,000

John M. Blaser Interested Director	Alternative Strategies	$10,001-$50,000	over $100,000
	Large-Cap Growth	$10,001-$50,000
	Large-Cap Value	over $100,000
	Mid-Cap Growth	$50,001-$100,000
	Mid-Cap Value	over $100,000
	LGM Emerging Markets Bond	$10,001-$50,000
	Small-Cap Growth	over $100,000
	Ultra Short Tax-Free	over $100,000
	Short Tax-Free	over $100,000
	Intermediate Tax-Free	$10,001-$50,000
	TCH Intermediate Income	$10,001-$50,000
	TCH Core Plus Bond	$10,001-$50,000
	Monegy High Yield Income	$50,001-$100,000
	Prime Money Market	$1-$10,000
	Tax-Free Money Market	$10,001-$50,000
	Balanced Allocation	over $100,000

Ridge A. Braunschweig Independent Director	Mid-Cap Value	over $100,000	over $100,000
	Ultra Short Tax-Free	$10,001-$50,000
	Small-Cap Growth	over $100,000
	Tax-Free Money Market	over $100,000
	Prime Money Market	$10,001-$50,000

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
Benjamin M. Cutler Independent Director	Large-Cap Value	$10,001-$50,000	over $100,000
	Small-Cap Growth	$10,001-$50,000
	LGM Emerging Markets Equity	$1-$10,000
	Ultra Short Tax-Free	over $100,000
	Short-Term Income	over $100,000
	Intermediate Tax-Free	over $100,000
	Mortgage Income	$50,001-$100,000
	TCH Core Plus Bond	$50,001-$100,000
	Prime Money Market	over $100,000

John A. Lubs Independent Director	Large-Cap Growth	$50,001-$100,000	over $100,000
	Large-Cap Value	$50,001-$100,000
	Mid-Cap Growth	$10,001-$50,000
	Mid-Cap Value	$10,001-$50,000
	Small-Cap Growth	$10,001-$50,000

James Mitchell Independent Director	Mid-Cap Growth	over $100,000	over $100,000
	Mid-Cap Value	over $100,000
	Small-Cap Growth	$50,001-$100,000
	Pyrford International Stock	$50,001-$100,000
	Ultra Short Tax-Free	over $100,000
	Tax-Free Money Market	$50,001-$100,000

Barbara J. Pope Independent Director	Large-Cap Growth	over $100,000	over $100,000
	Large-Cap Value	$50,001-$100,000
	Mid-Cap Growth	over $100,000
	Mid-Cap Value	$50,001-$100,000
	Monegy High Yield Bond	$10,001-$50,000
	Small-Cap Growth	$50,001-$100,000
	TCH Core Plus Bond	$10,001-$50,000
	Tax-Free Money Market	over $100,000
	Prime Money Market	$10,001-$50,000

Christopher Begy Interested Director	N/A	None	None

(1)	Dollar range of shares owned in any Fund that is not identified in this table is “None.”

INFORMATION ABOUT THE ADVISER AND SUB-ADVISERS

Adviser to the Funds

The Funds’ investment adviser is BMO Asset Management Corp., a Delaware corporation headquartered in Chicago, Illinois. Prior to June 1, 2012, M&I Investment Management Corp. (IMC) served as the BMO Funds’ investment adviser. Effective June 1, 2012, as part of an internal restructuring, IMC, a wholly-owned subsidiary of BMO Financial Corp. (BFC), merged with and into Harris Investment Management, Inc., another wholly-owned subsidiary of BFC, and the combined entity was renamed BMO Asset Management Corp. BFC is an indirect wholly-owned subsidiary of BMO.

The Adviser conducts investment research and makes investment decisions for the Funds, except for Pyrford International Stock, LGM Emerging Markets Equity, TCH Intermediate Income, TCH Corporate

Income, TCH Core Plus Bond, Monegy High Yield Bond, TCH Emerging Markets Bond, and Alternative Strategies Funds, for which the Adviser performs oversight of the Funds’ Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations, and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Corporation, the Funds, or any shareholder of a Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, each Fund (excluding the Target Date Funds and Target Risk Funds) pays the Adviser, on a monthly basis, an annual management fee based on the percentage of the average daily net assets of the Fund (ADNA) as follows:

Fund	Annual Fee as % of ADNA
Low Volatility Equity	0.50%
Dividend Income	0.50
Large-Cap Value	0.50
Large-Cap Growth	0.50
Mid-Cap Value	0.685
Mid-Cap Growth	0.685
Small-Cap Value	0.685
Small-Cap Core	0.65
Small-Cap Growth	0.95
Global Low Volatility Equity	0.65
Disciplined International Equity	0.60
Pyrford International Stock	0.735
LGM Emerging Markets Equity	0.90
TCH Emerging Markets Bond	0.55
Global Long/Short Equity	1.00
Alternative Strategies	1.70
Ultra Short Tax-Free	0.20
Short Tax-Free	0.20
Short-Term Income	0.20
Intermediate Tax-Free	0.25
Mortgage Income	0.25
TCH Intermediate Income	0.25
TCH Corporate Income	0.20
TCH Core Plus Bond	0.25
Monegy High Yield Bond	0.50
Government Money Market	0.20
Tax-Free Money Market	0.20
Prime Money Market	0.15

The Adviser does not receive a management fee for the services that it performs for the Target Date and Target Risk Funds. However, the Adviser is entitled to receive a management fee from each of the affiliated BMO Funds that serve as underlying funds in which the Target Date and Target Risk Funds invest. In addition, since each Target Date and Target Risk Fund pursues its investment objective by primarily investing in other mutual funds, you will bear the proportionate share of a Fund’s operating expenses and also indirectly, the operating expenses of the underlying funds in which it invests.

The Funds and the Adviser have implemented a fee reduction schedule for the investment advisory fees charged to the Funds (excluding TCH Emerging Markets Bond, Monegy High Yield Bond, Target Date, and Target Risk Funds). As of June 1, 2015, the advisory fees are subject to the breakpoints listed in the following tables:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Dividend Income	0.50	0.49	0.45	0.40
Mid-Cap Value	0.685	0.67	0.57	0.51
Mid-Cap Growth	0.685	0.67	0.57	0.51
Small-Cap Value	0.685	0.68	0.62	0.61
Small-Cap Growth	0.95	0.90	0.90	0.90
Global Low Volatility Equity	0.65	0.64	0.60	0.55
Pyrford International Stock	0.735	0.72	0.62	0.56
LGM Emerging Markets Equity	0.90	0.89	0.85	0.80

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
TCH Emerging Markets Bond Fund	0.55	0.55	0.55	0.55
Ultra Short Tax-Free Fund	0.20	0.19	0.17	0.10
Short Tax-Free Fund	0.20	0.19	0.17	0.15
Short-Term Income Fund	0.20	0.19	0.17	0.10
Intermediate Tax-Free Fund	0.25	0.16	0.12	0.10
Mortgage Income Fund	0.25	0.20	0.20	0.20
TCH Intermediate Income Fund	0.25	0.20	0.20	0.20
TCH Corporate Income Fund	0.20	0.19	0.15	0.10
TCH Core Plus Bond Fund	0.25	0.16	0.12	0.10
Monegy High Yield Bond Fund	0.50	0.50	0.50	0.50

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value	0.50	0.475	0.45
Large-Cap Growth	0.50	0.475	0.45
Small-Cap Core	0.65	0.625	0.60
Disciplined International Equity	0.60	0.575	0.55
Global Long/Short Equity	1.00	0.975	0.95
Alternative Strategies	1.70	1.675	1.65

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market	0.20%	0.185%	0.17%	0.155%	0.14%
Tax-Free Money Market	0.20	0.185	0.17	0.155	0.14
Prime Money Market	0.15	0.135	0.12	0.105	0.09

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business for all Funds and with respect to the Alternative Funds, also excluding dividend and interest expenses), from exceeding the percentage of the average daily net assets of each class of the following Funds (the Expense Limit), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2016 without the consent of the Funds’ Board of Directors unless terminated due to the termination of the investment advisory agreement.

Fund	Expense Limit (as a % of each Fund’s ADNA)
Low Volatility Equity Class I Class A	0.65 0.90
Dividend Income Class I Class A	0.65 0.90
Large-Cap Value Class Y Class I Class A Class R6	1.00 0.75 1.00 0.60
Large-Cap Growth Class Y Class I Class A Class R6	1.00 0.75 1.00 0.60
Mid-Cap Value Class Y Class I Class A Class R3 Class R6	1.24 0.99 1.24 1.49 0.84
Mid-Cap Growth Class Y Class I Class A Class R3 Class R6	1.24 0.99 1.24 1.49 0.84
Small-Cap Value Fund Class I Class A Class R3 Class R6	0.99 1.24 1.49 0.84
Small-Cap Core Class I Class A	0.90 1.15
Small-Cap Growth Class Y Class I	1.44 1.19
Global Low Volatility Equity Class I Class A	0.85 1.10

Fund	Expense Limit (as a % of each Fund’s ADNA)
Disciplined International Equity(1) Class I Class A Class R3 Class R6	0.90 1.15 1.40 0.75
Pyrford International Stock Class Y Class I Class A Class R3 Class R6	1.24 0.99 1.24 1.49 0.84
LGM Emerging Markets Equity Class I Class A	1.15 1.40
TCH Emerging Markets Bond Class I Class A	0.85 1.00
Global Long/Short Equity(1) Advisor Class Class I Class R3 Class R6	1.60 1.35 1.85 1.20
Alternative Strategies Class I Class A	1.95 2.20
Ultra Short Tax-Free Class Y Class I Class A	0.55 0.30 0.55
Short Tax-Free Class Y Class I Class A	0.55 0.40 0.55
Short-Term Income Class Y Class I Class A	0.60 0.35 0.60
Intermediate Tax-Free Class Y Class I Class A	0.55 0.50 0.55
Mortgage Income Class Y Class I Class A	0.80 0.55 0.80
TCH Intermediate Income Class I Class A	0.55 0.80

Fund	Expense Limit (as a % of each Fund’s ADNA)
TCH Corporate Income Class Y Class I Class A	0.59 0.55 0.59
TCH Core Plus Bond Class Y Class I Class A	0.59 0.55 0.59
Monegy High Yield Bond Class I Class A	0.65 0.90
Government Money Market Class Y Premier Class(2)	0.45 0.20
Tax-Free Money Market Class Y Premier Class(2)	0.45 0.20
Prime Money Market Class Y Premier Class(2)	0.45 0.20
In-Retirement Class Y Class I Class R3 Class R6	0.33 0.08 0.58 (0.07)
Target Retirement 2015 Class Y Class I Class R3 Class R6	0.33 0.08 0.58 (0.07)
Target Retirement 2020 Class Y Class I Class R3 Class R6	0.33 0.08 0.58 (0.07)
Target Retirement 2025 Class Y Class I Class R3 Class R6	0.33 0.08 0.58 (0.07)
Target Retirement 2030 Class Y Class I Class R3 Class R6	0.37 0.12 0.62 (0.03)
Target Retirement 2035 Class Y Class I Class R3 Class R6	0.37 0.12 0.62 (0.03)

Fund	Expense Limit (as a % of each Fund’s ADNA)
Target Retirement 2040 Class Y Class I Class R3 Class R6	0.36 0.11 0.61 (0.04)
Target Retirement 2045 Class Y Class I Class R3 Class R6	0.36 0.11 0.61 (0.04)
Target Retirement 2050 Class Y Class I Class R3 Class R6	0.36 0.11 0.61 (0.04)
Target Retirement 2055 Class Y Class I Class R3 Class R6	0.36 0.11 0.61 (0.04)
Conservative Allocation Class Y Class I Class R3 Class R6	0.33 0.08 0.58 (0.07)
Moderate Allocation Class Y Class I Class R3 Class R6	0.30 0.05 0.55 (0.10)
Balanced Allocation Class Y Class I Class R3 Class R6	0.33 0.08 0.58 (0.07)
Growth Allocation Class Y Class I Class R3 Class R6	0.30 0.05 0.55 (0.10)
Aggressive Allocation Class Y Class I Class R3 Class R6	0.33 0.08 0.58 (0.07)

(1)	Until December 31, 2016.

(2)	Prior to the date hereof, the Premier Class shares of the Money Market Funds were referred to as Institutional Class (Class I) shares. Premier Class shares have the same preferences, limitations and relative rights as Institutional Class shares and differ in name only.

In addition, the Adviser may voluntarily waive any portion of its management fee for a Fund. Any such voluntary waivers by the Adviser may be terminated at any time in the Adviser’s sole discretion.

For the fiscal periods ended August 31, 2015, 2014, and 2013, the Adviser was entitled to receive the management fees shown below. During those same periods, the Adviser and/or its affiliates waived or reimbursed the amounts shown below.

Management Fee/Fees Waived and/or Expenses Reimbursed
For the Fiscal Year Ended August 31
Fund	2015(8)	2014	2013
Low Volatility Equity(1)	$338,858/$147,875	$240,796/$117,074	$103,338/$130,713
Dividend Income	$627,129/$194,222	$538,196/$157,390	$465,892/$149,748
Large-Cap Value	$2,000,429/$27,286	$1,697,345/$0	$1,384,912/$49,657
Large-Cap Growth	$1,997,963/$35,679	$1,614,103/$0	$1,597,859/$10,956
Mid-Cap Value	$2,236,738/$0	$2,399,552/$0	$2,003,595/$0
Mid-Cap Growth	$1,733,262/$27,233	$1,919,288/$0	$1,824,235/$0
Small-Cap Value	$584,191/$186,820	$493,233/$110,965	$329,983/$120,831
Small-Cap Core(4)	$25,853/$154,174	$12,446/$112,360	N/A
Small-Cap Growth	$7,264,222/$0	$8,250,067/$0	$6,266,651/$0
Global Low Volatility Equity(5)	$28,063/$201,142	$8,847/$168,871	N/A
Disciplined International Equity(7)	N/A	N/A	N/A
Pyrford International Stock	$3,585,498/$196,754	$2,245,364/$77,259	$1,234,120/$152,620
LGM Emerging Markets Equity	$1,537,858/$328,973	$1,373,562/$229,042	$862,394/$235,172
TCH Emerging Markets Bond(5)	$46,275/$166,101	$40,632/$135,362	N/A
Global Long/Short Equity(7)	N/A	N/A	N/A
Alternative Strategies(3)	$421,348/$551,511	N/A	N/A
Ultra Short Tax-Free	$1,382,777/$347,613	$1,348,469/$307,812	$1,524,787/$192,033
Short Tax-Free(2)	$303,849/$230,788	$189,452/$167,189	$76,776/$126,676
Short-Term Income	$487,539/$220,052	$479,584/$183,911	$429,980/$170,875
Intermediate Tax-Free	$3,129,717/$0	$2,946,708/$0	$2,984,513/$0
Mortgage Income	$450,276/$161,223	$608,002/$176,270	$806,723/$164,178
TCH Intermediate Income	$499,274/$138,057	$556,259/$134,950	$627,633/$142,795
TCH Corporate Income	$645,453/$0	$367,751/$0	$364,377/$0
TCH Core Plus Bond	$1,914,460/$0	$1,915,221/$0	$784,127/$0
Monegy High Yield Bond	$372,900/$232,758	$495,053/$195,014	$509,053/$182,396
Government Money Market	$1,245,872/$1,250,142	$1,152,763/$1,261,401	$955,123/$804,494
Tax-Free Money Market	$1,286,559/$785,449	$1,548,988/$665,206	$1,765,382/$710,688
Prime Money Market	$5,123,339/$620,101	$5,040,309/$707,877	$4,949,969/$228,253
In-Retirement	$0/$183,862	$0/$232,507	N/A
Target Retirement 2015(4)	$0/$176,177	$0/$120,512	N/A
Target Retirement 2020	$0/$251,881	$0/$291,012	N/A
Target Retirement 2025(4)	$0/$182,666	$0/$120,618	N/A
Target Retirement 2030	$0/$229,580	$0/$263,366	N/A
Target Retirement 2035(4)	$0/$182,370	$0/$120,695	N/A
Target Retirement 2040	$0/$209,558	$0/$250,347	N/A
Target Retirement 2045(4)	$0/$178,206	$0/$120,628	N/A
Target Retirement 2050	$0/$194,751	$0/$233,216	N/A
Target Retirement 2055(4)	$0/$174,859	$0/$120,553	N/A
Conservative Allocation(6)	$0/$304,219	$0/$89,637	N/A
Moderate Allocation(6)	$0/$322,855	$0/$93,603	N/A
Balanced Allocation(6)	$0/$628,948	$0/$164,416	N/A
Growth Allocation(6)	$0/$350,826	$0/$101,979	N/A
Aggressive Allocation(6)	$0/$390,099	$0/$90,307	N/A

(1)	The fees paid in 2013 by Low Volatility Equity are for the period from September 28, 2012, the Fund’s inception date, to August 31, 2013, the end of the Fund’s fiscal year.
(2)	The fees paid in 2013 by Short Tax-Free are for the period from November 29, 2012, the Fund’s inception date, to August 31, 2013, the end of the Fund’s fiscal year.
(3)	The fees paid in 2015 by Alternative Strategies are for the period from December 16, 2014, the Fund’s inception date, to August 31, 2015, the end of the Fund’s fiscal year.
(4)	The fees paid in 2014 by Small-Cap Core, Target Retirement 2015, Target Retirement 2025, Target Retirement 2035, Target Retirement 2045, and Target Retirement 2055 are for the period from December 27, 2013, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(5)	The fees paid in 2014 by Global Low Volatility Equity and TCH Emerging Markets Bond are for the period from September 30, 2013, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(6)	The fees paid in 2014 by the Conservative Allocation, Moderate Allocation, Balanced Allocation, Growth Allocation, and Aggressive Allocation are for the period from May 30, 2014, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(7)	The Disciplined International Equity and Global Long/Short Equity Funds did not pay Advisory fees for the 2015 fiscal year, as the Funds did not commence operations until after August 31, 2015.
(8)	The fees paid in 2015 include fees based on the prior advisory fee rate which was changed effective June 1, 2015.

Sub-Advisers to Pyrford International Stock, LGM Emerging Markets Equity, TCH Intermediate Income, TCH Corporate Income, TCH Core Plus Bond, Monegy High Yield Bond, TCH Emerging Markets Bond, and Alternative Strategies

It is the Adviser’s responsibility to select sub-advisers for Pyrford International Stock, LGM Emerging Markets Equity, TCH Intermediate Income, TCH Corporate Income, TCH Core Plus Bond, Monegy High Yield Bond, TCH Emerging Markets Bond, and Alternative Strategies and to review each Sub-Adviser’s performance. Pyrford is the sub-adviser to Pyrford International Stock. LGM Investments is the sub-adviser to LGM Emerging Markets Equity. TCH is the sub-adviser to TCH Intermediate Income, TCH Corporate Income, TCH Core Plus Bond, and TCH Emerging Markets Bond. Monegy is the sub-adviser to Monegy High Yield Bond. CTC, Capstone, Cramer Rosenthal, Graham, Iridian, Pine River, and Sound Point are the sub-advisers to Alternative Strategies. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic, and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities, and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified, or terminated.

BMO Funds, Inc. and the Adviser have received an order from the SEC that permits the Adviser, subject to certain conditions, but without shareholder approval, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, has been approved by the Board of Directors and the sole initial shareholder of each of the Alternative Strategies, Disciplined International Equity, and Global Long/Short Equity Funds. Additionally, any other Fund may rely on the exemptive order, subject to shareholder approval and so long as it (i) is advised by the Adviser; (ii) uses the manager-of managers structure that is described in the exemptive application; and (iii) complies with the terms and conditions of the exemptive application.

Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit a Fund.

Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the affected Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts a Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.

The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent, and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage, and sell portfolio securities for their respective Funds, subject to the Fund’s investment objective, policies, and limitations. The control persons of each Sub-Adviser are described in each Sub-Adviser’s Form ADV as filed with the SEC.

Pyrford is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Ltd, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. Pyrford’s address is 79 Grosvenor Street, London, U.K. For its services to Pyrford International Stock, the Adviser pays Pyrford a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

LGM Investments is an investment advisory firm founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier market entities, and provides investment management services to pension funds, foundations, government organizations, high net worth individuals, hedge funds, and other funds sponsored by its parent LGM (Bermuda) Limited (LGM). LGM Investments is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. LGM Investments’ address is 95 Wigmore Street, London, United Kingdom. For its services to LGM Emerging Markets Equity, LGM Investments, a registered investment adviser, receives a fee at the annual rate of forty percent (40%) of the gross advisory fee received by the Adviser. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited, another subsidiary of LGM, served as the subadviser to LGM Emerging Markets Equity. The subadvisory agreement was transferred to LGM Investments effective December 28, 2012.

TCH is a Delaware limited liability company and an investment adviser registered with the SEC. TCH provides investment management services to investment companies, pension, and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a majority-owned subsidiary of the Adviser. For its services to TCH Intermediate Income, TCH Corporate Income, TCH Core Plus Bond, and TCH Emerging Markets Bond, the Adviser pays TCH a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

Monegy is a registered investment adviser that provides investment management services to institutional investors in the United States, Canada, and Australia and has been an investment adviser since 1999. Monegy is wholly-owned by the Adviser. Monegy’s address is 302 Bay Street, 12th Floor, Toronto, ON, Canada M5X 1A1. For its services to Monegy High Yield Bond, the Adviser pays Monegy a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

CTC is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal, a BMO Financial Group company. CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.

Capstone is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. Capstone’s address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007.

Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York 10022.

Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.

Iridian is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. Iridian’s address is 276 Post Road West, Westport, Connecticut 06880-4704.

Pine River is a registered investment adviser that provides investment management services to hedge funds, separate accounts, listed investment vehicles and registered investment companies. Pine River’s address is 601 Carlson Parkway, Minnetonka, Minnesota 55305. Pine River, an affiliate of Pine River Domestic Management L.P. and certain other sub-advisory affiliates including Pine River Capital Partners (UK) LLP, and Pine River Capital Management (HK) Limited, was founded in 2002, registered as an investment adviser in 2006.

Sound Point is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles, other corporations and trusts. Sound Point’s address is 375 Park Avenue, 25th Floor, New York, New York 10152.

All fees of the Sub-Advisers are paid by the Adviser. BMO is the ultimate parent company of the Adviser, Pyrford, LGM Investments, TCH, Monegy, and CTC. Accordingly, the Adviser, Pyrford, LGM Investments, TCH, Monegy, and CTC are affiliates.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Funds’ Prospectus, the portfolio managers listed below are responsible for the day-to-day management of the Funds. With respect to the Funds for which one portfolio manager is listed in the following table, such portfolio manager is solely responsible for the day-to-day management of the Fund and is primarily responsible for the day-to-day management of the other accounts set forth in the table. In the case of the Funds for which more than one portfolio manager is listed in the following table, such portfolio managers are jointly responsible for the day-to-day management of the applicable Fund and the other accounts are generally managed jointly with the other portfolio manager(s). Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers

of the Funds as of August 31, 2015

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Low Volatility Equity
David A. Corris	—	—	12	5.076 billion	—	—	121	4.462 billion	—	—
Jason C. Hans	—	—	4	5.075 billion	—	—	103	4.318 billion	—	—
Jay Kaufman	—	—	2	337.3 million	—	—	7	139.2 million	—	—
Ernesto Ramos	—	—	12	5.779 billion	—	—	206	4.301 billion	—	—
Dividend Income
Kenneth Conrad	—	—	3	177.7 million	—	—	101	152.8 million	—	—
Casey J. Sambs	—	—	3	177.7 million	—	—	192	537.6 million	—	—
Large-Cap Value
David A. Corris	—	—	12	5.076 billion	—	—	121	4.462 billion	—	—
Jason C. Hans	—	—	4	5.075 billion	—	—	103	4.318 billion	—	—
Ernesto Ramos	—	—	12	5.779 billion	—	—	206	4.301 billion	—	—
Large-Cap Growth
David A. Corris	—	—	12	5.076 billion	—	—	121	4.462 billion	—	—
Jason C. Hans	—	—	4	5.075 billion	—	—	103	4.318 billion	—	—
Ernesto Ramos	—	—	12	5.779 billion	—	—	206	4.301 billion	—	—
Mid-Cap Value
Gregory S. Dirkse	—	—	—	—	—	—	22	86.9 million	—	—
Matthew B. Fahey	—	—	—	—	—	—	22	86.9 million	—	—
Brian J. Janowski	—	—	—	—	—	—	22	86.9 million	—	—
Mid-Cap Growth
Patrick M. Gundlach	1	70.9 million	2	291.0 million	—	—	101	377.8 million	—	—
Kenneth S. Salmon	1	70.9 million	2	291.0 million	—	—	101	377.8 million	—	—
Small-Cap Value
Gregory S. Dirkse	—	—	—	—	—	—	22	86.9 million	—	—
Matthew B. Fahey	—	—	—	—	—	—	22	86.9 million	—	—
Brian J. Janowski	—	—	—	—	—	—	22	86.9 million	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Small-Cap Core
David A. Corris	—	—	12	5.076 billion	—	—	121	4.462 billion	—	—
Thomas Lettenberger	—	—	—	—	—	—	18	144.4 million	—	—
Small-Cap Growth
Patrick M. Gundlach	1	70.9 million	2	291.0 million	—	—	101	377.8 million	—	—
Kenneth S. Salmon	1	70.9 million	2	291.0 million	—	—	101	377.8 million	—	—
Global Low Volatility Equity
David A. Corris	—	—	12	5.076 billion	—	—	121	4.462 billion	—	—
Jay Kaufman	—	—	2	337.3 million	—	—	7	139.2 million	—	—
Ernesto Ramos	—	—	12	5.779 billion	—	—	206	4.301 billion	—	—
Disciplined International Equity
Jay Kaufman	—	—	2	337.3 million	—	—	7	139.2 million	—	—
Ernesto Ramos	—	—	12	5.779 billion	—	—	206	4.301 billion	—	—
Pyrford International Stock
Tony Cousins (Pyrford)	4	2.042 billion	8	5.051 billion	—	—	32	5.324 billion	2	433.5 million
Daniel McDonagh (Pyrford)	4	2.042 billion	8	5.051 billion	—	—	32	5.324 billion	2	433.5 million
Paul Simons (Pyrford)	4	2.042 billion	8	5.051 billion	—	—	32	5.324 billion	2	433.5 million
LGM Emerging Markets Equity
Irina Hunter (LGM Investments)	—	—	9	1.045.6 billion	—	—	1	21.7 million	—	—
Rasmus Nemmoe (LGM Investments)	—	—	9	1.045.6 billion	—	—	1	21.7 million	—	—
TCH Emerging Markets Bond
Tere Alvarez Canida (TCH)	4	380.0 million	—	—	—	—	100	9,079 billion	—	—
William J. Canida (TCH)	4	380.0 million	—	—	—	—	100	9,079 billion	—	—
Alan M. Habacht (TCH)	4	380.0 million	—	—	—	—	100	9,079 billion	—	—
Scott M. Kimball (TCH)	4	380.0 million	—	—	—	—	100	9,079 billion	—	—
Daniela Mardarovici (TCH)	4	380.0 million	—	—	—	—	100	9,079 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Global Long/Short Equity
Jay Kaufman	—	—	2	337.3 million	—	—	7	139.2 million	—	—
Ernesto Ramos	—	—	12	5.779 billion	—	—	206	4.301 billion	—	—
David Rosenblatt	—	—	—	—	—	—	2	20.9 million	—	—
Alternative Strategies
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Kristina Kalebich	—	—	—	—	—	—	—	—	—	—
Ultra Short Tax-Free
John D. Boritzke	—	—	—	—	—	—	177	1.503 billion	—	—
Craig J. Mauermann	—	—	—	—	—	—	177	1.503 billion	—	—
Robert Wimmel	—	—	—	—	—	—	178	1.578 billion	—	—
Thomas Byron	—	—	—	—	—	—	178	1.578 billion	—	—
Short Tax-Free
John D. Boritzke	—	—	—	—	—	—	177	1.503 billion	—	—
Craig J. Mauermann	—	—	—	—	—	—	177	1.503 billion	—	—
Robert Wimmel	—	—	—	—	—	—	178	1.578 billion	—	—
Thomas Byron	—	—	—	—	—	—	178	1.578 billion	—	—
Short-Term Income
Peter J. Arts	—	—	3	979.2 million	—	—	105	2.738 billion	—	—
Boyd R. Eager	—	—	—	—	—	—	105	2.738 billion	—	—
Intermediate Tax-Free
John D. Boritzke	—	—	—	—	—	—	177	1.503 billion	—	—
Craig J. Mauermann	—	—	—	—	—	—	177	1.503 billion	—	—
Robert Wimmel	—	—	—	—	—	—	178	1.578 billion	—	—
Thomas Byron	—	—	—	—	—	—	178	1.578 billion	—	—
Mortgage Income
Scott M. Kimball	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Daniela Mardarovici	4	380.0 million	—	—	—	—	100	9.079 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
TCH Intermediate Income
William J. Canida (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Scott M. Kimball (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Daniela Mardarovici (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
TCH Corporate Income
Tere Alvarez Canida (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
William J. Canida (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Alan M. Habacht (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Scott M. Kimball (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Daniela Mardarovici (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
TCH Core Plus Bond
Tere Alvarez Canida (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
William J. Canida (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Alan M. Habacht (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Scott M. Kimball (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Daniela Mardarovici (TCH)	4	380.0 million	—	—	—	—	100	9.079 billion	—	—
Monegy High Yield Bond
Lori J. Marchildon (Monegy)	1	73.78	4	959.83 million	—	—	6	830.0 million	—	—
Vincent Huang (Monegy)	—	—	4	959.83 million	—	—	6	830.0 million	—	—
In-Retirement
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Target Retirement 2015
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Target Retirement 2020
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Target Retirement 2025
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Target Retirement 2030
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Target Retirement 2035
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Target Retirement 2040
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Target Retirement 2045
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Target Retirement 2050
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Target Retirement 2055
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Conservative Allocation
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Moderate Allocation
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Balanced Allocation
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Growth Allocation
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—
Aggressive Allocation
Alan W. Schwartz	—	—	—	—	—	—	22	331.2 million	—	—
Lowell Yura	—	—	—	—	—	—	42	146.8 million	—	—
Jon Adams	—	—	—	—	—	—	42	146.8 million	—	—

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Funds, they may track the same benchmarks or indexes as the Funds track, and they may sell securities that are eligible to be held, sold or purchased by the Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including a Fund.

To address and manage these potential conflicts of interest, each of the Adviser, Pyrford, LGM Investments, TCH, and Monegy has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.

The portfolio managers for the Target Date and Target Risk Funds must make investment decisions without taking into consideration or being in possession of material, non-public information about the underlying funds. The Adviser has established procedures to prevent portfolio managers from trading on material, non-public information. In the event that the portfolio manager comes into possession of material, non-public information about an underlying affiliated fund the portfolio managers’ ability to initiate transactions in the underlying affiliated fund could potentially be restricted as a result of the portfolio manager’s possession of such information. The trading restriction could have an adverse effect on the ability of a fund managed by the portfolio managers to participate in any potential gains or avoid any potential losses in the restricted underlying affiliated fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Compensation of Portfolio Managers

Adviser

Compensation for the Adviser’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals also may receive bonuses of restricted share units or other units linked to the performance of BMO.

Pyrford

Compensation for Pyrford’s portfolio managers consists of basic remuneration, which is benchmarked to the external marketplace to ensure it remains competitive. In addition, investment personnel have a portion of their remuneration, over and above base salary, tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals also may receive bonuses of restricted share units or other units linked to the performance of BMO or Pyrford.

LGM Investments

Compensation for LGM Investments’ portfolio managers consists of three components: (1) competitive base salary; (2) discretionary bonus; and (3) long-term incentive program (deferred stock units and/or stock options of BMO). Each portfolio manager’s discretionary bonus is based on the performance of his or her portfolios, as well as his or her contribution to the team as a whole and the overall financial success of the firm. The long-term incentive program is structured so that portfolio managers earn an allocation tied to the firm’s results. This program has a rolling vesting feature designed to provide continuity within the senior professional group.

TCH

Compensation for TCH’s portfolio managers includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers’ compensation is not based on the performance of the individual Funds. Compensation is not directly based on the value of assets held in the Funds’ portfolios.

Monegy

Compensation for Monegy’s portfolio managers consists of three components: (1) base salary; (2) short-term incentive program (annual bonus); and (3) long-term incentive program (deferred stock units and/or stock options of BMO). Each individual’s annual bonus combines individual contribution with overall firm performance, and the High Yield Team’s bonus pool is funded by a portion of its before-tax profits. Portfolio manager compensation is tied to performance of the composites relative to their respective benchmarks as well as to the overall growth of assets under management.

The compensation program has a dual mandate to align the investment team’s interests with those of the client, and to attract and retain high caliber investment professionals. Senior management relies on Human Resources professionals to conduct periodic industry surveys, typically on an annual basis, to determine appropriate market levels of base and total compensation for all investment professionals.

With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long term profit from fee-based client relationships than it is on short term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.

As of the date of this SAI, the structures and methods described above are used to determine each portfolio manager’s compensation.

Ownership of Fund Shares by Portfolio Managers

As of August 31, 2015, the portfolio managers beneficially owned shares of the Funds they manage having a value within the range shown below.

Fund/Portfolio Manager	Dollar Range of Shares Owned
Low Volatility Equity
David A. Corris	$50,001 – $100,000
Jason C. Hans	$10,001 – $50,000
Jay Kaufman	None
Ernesto Ramos	$100,001 – $500,000
Dividend Income
Kenneth Conrad	$10,001 – $50,000
Casey J. Sambs	$10,001 – $50,000

Fund/Portfolio Manager	Dollar Range of Shares Owned
Large-Cap Value
David A. Corris	$1 – $10,000
Jason Hans	$1 – $10,000
Ernesto Ramos	None
Large-Cap Growth
David A. Corris	$1 – $10,000
Jason C. Hans	$1 – $10,000
Ernesto Ramos	None
Mid-Cap Value
Gregory S. Dirkse	$50,001 – $100,000
Matthew B. Fahey	$100,001 – $500,000
Brian J. Janowski	$10,001 – $50,000
Mid-Cap Growth
Patrick M. Gundlach	$100,001 – $500,000
Kenneth S. Salmon	$100,001 – $500,000
Small-Cap Value
Gregory S. Dirkse	$50,001 – $100,000
Matthew B. Fahey	$100,001 – $500,000
Brian J. Janowski	$10,001 – $50,000
Small-Cap Core
David Corris	$10,001 – $50,000
Thomas Lettenberger	None
Small-Cap Growth
Patrick M. Gundlach	$100,001 – $500,000
Kenneth S. Salmon	None
Global Low Volatility Equity
David Corris	$10,001 – $50,000
Jay Kaufman	$10,001 – $50,000
Ernesto Ramos	Over $1,000,000
Disciplined International Equity
Jay Kaufman	N/A(1)
Ernesto Ramos	N/A(1)
Pyrford International Stock
Tony Cousins (Pyrford)	None
Daniel McDonagh (Pyrford)	None
Paul Simons (Pyrford)	None
LGM Emerging Markets Equity
Irina Hunter (LGM Investments)	None
Rasmus Nemmoe (LGM Investments)	None
TCH Emerging Markets Bond
Tere Alvarez Canida (TCH)	None
William J. Canida (TCH)	None
Alan M. Habacht (TCH)	None
Scott M. Kimball (TCH)	None
Daniela Mardarovici (TCH)	None
Global Long/Short Equity
Jay Kaufman	N/A(1)
Ernesto Ramos	N/A(1)
David Rosenblatt	N/A(1)

Fund/Portfolio Manager	Dollar Range of Shares Owned
Alternative Strategies
Lowell Yura	$100,001 – $500,000
Kristina Kalebich	None
Ultra Short Tax-Free
John D. Boritzke	None
Craig J. Mauermann	None
Robert Wimmel	None
Thomas Byron	None
Short Tax-Free
John D. Boritzke	None
Craig J. Mauermann	$100,001 – $500,000
Robert Wimmel	None
Thomas Byron	None
Short-Term Income
Peter J. Arts	None
Boyd R. Eager	None
Intermediate Tax-Free
John D. Boritzke	$1 – $10,000
Craig J. Mauermann	None
Robert Wimmel	None
Thomas Byron	None
Mortgage Income
Scott M. Kimball	None
Daniela Mardarovici	None
TCH Intermediate Income
William J. Canida (TCH)	None
Scott M. Kimball (TCH)	None
Daniela Mardovici (TCH)	None
TCH Corporate Income
William J. Canida (TCH)	None
Alan M. Habacht (TCH)	None
Scott M. Kimball (TCH)	$10,001 – $50,000
Daniela Mardarovici (TCH)	None
TCH Core Plus Bond
William J. Canida (TCH)	None
Alan M. Habacht (TCH)	None
Scott M. Kimball (TCH)	None
Daniela Mardarovici (TCH)	None
Monegy High Yield Bond
Lori J. Marchildon (Monegy)	None
Vincent Huang (Monegy)	None
In-Retirement
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2015
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None

Fund/Portfolio Manager	Dollar Range of Shares Owned
Target Retirement 2020
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2025
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2030
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2035
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2040
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2045
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2050
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Target Retirement 2055
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Conservative Allocation
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Moderate Allocation
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Balanced Allocation
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None
Growth Allocation
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None

Fund/Portfolio Manager	Dollar Range of Shares Owned
Aggressive Allocation
Alan Schwartz	None
Lowell Yura	None
Jon Adams	None

(1)	Disciplined International Equity and Global Long/Short Equity were not offered for sale as of August 31, 2015.

As of August 31, 2015, the portfolio managers listed below beneficially owned shares of the Fund family having a value within the range shown below.

Portfolio Manager	Dollar Range of Shares Owned in Fund Family
Peter J. Arts	$100,001 – $500,000
John Boritzke	$1 – $10,000
Kenneth Conrad	$10,001 – $50,000
David A. Corris	$100,001 – $500,000
Gregory S. Dirkse	$100,001 – $500,000
Matthew B. Fahey	$500,001 – $1,000,000
Patrick M. Gundlach	$500,001 – $1,000,000
Jason C. Hans	$10,001 – $50,000
Brian J. Janowski	$50,001 – $100,000
Jay Kaufman	$10,001 – $50,000
Scott M. Kimball	$10,001 – $50,000
Thomas Lettenberger	$100,001 –$500,000
Craig J. Mauermann	$100,001 – $500,000
Ernesto Ramos	Over $1,000,000
Kenneth S. Salmon	$100,001 –$500,000
Casey J. Sambs	$100,001 – $500,000
Lowell Yura	$100,001 – $500,000

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Funds’ portfolios to the Adviser and, in the case of Pyrford International Stock, LGM Emerging Markets Equity, and Alternative Strategies, has authorized the Adviser to delegate its authority to vote proxies to the respective Sub-Adviser on behalf of the Fund. Due to the Funds’ proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Money Market or Fixed Income Funds.

Adviser’s Proxy Voting Policy and Guidelines

The Board of Directors has delegated proxy voting authority to the Adviser, subject to the Board’s oversight. The Adviser has agreed to vote the Funds’ proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s proxy voting policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by a Proxy Advisory Committee established by the Adviser with certain affiliates of BMO Financial Corp. The Board reviews and approves all changes to the proxy policies and procedures. The proxy policies and procedures seek to ensure, as applicable, that shareholder return and the value of Fund investments are maximized and that sound corporate governance is promoted.

The proxy voting policies, procedures, and guidelines generally address (i) routine matters including, among others, uncontested election of directors, approval of auditors, and increases in authorized shares; (ii) corporate structure matters; (iii) corporate governance matters; and (iv) social issues. Although the Adviser generally adheres to the guidelines, all proxy issues are considered on their own merits and voting decisions take into account the particular circumstances involved. This provides needed flexibility in making prudent judgments in the proxy voting process.

In situations where there is a conflict of interest, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates.

With respect to the assets of Alternative Strategies managed by its Sub-Advisers, the Adviser has delegated responsibility for voting those proxies to the applicable Sub-Adviser, except with respect to CTC who does not vote proxies for the Fund. Each Alternative Strategies Sub-Adviser’s Proxy Voting Policies (other than CTC’s) are set forth in Appendix C.

If an underlying affiliated fund in which the Target Date and Target Risk Funds invest has a shareholder meeting, a Fund will vote its shares in the underlying affiliated fund in the same proportion as the votes of the other shareholders of the underlying fund.

Pyrford’s Proxy Voting Policies and Procedures

It is Pyrford’s policy to consider every resolution individually and to cast a proxy on each issue; the sole criteria for reaching these voting decisions is the financial interests of the client. This is part of Pyrford’s broader fiduciary responsibility to its clients. Pyrford’s practice in voting proxies clearly reflects the issues that it considers important in making investments. Pyrford seeks to invest in well financed companies with a strong management team and sound strategy that is capable of delivering attractive earnings and dividend growth over the long term. It is in this way that Pyrford believes its clients will achieve the best investment performance. Pyrford will therefore support management in any proposals which, in Pyrford’s opinion, further these aims; conversely, Pyrford will oppose any resolutions that it believes detract from the company’s growth prospects. However, Pyrford firmly believes that it is the job of management rather than shareholders to run companies on an operational basis. If Pyrford believes that management is doing a poor job in running the company or following a flawed strategy that is likely to result in impaired shareholder value, it considers that the best remedy for its clients is to sell the stock. Pyrford believes that reinvesting in a different company with a better strategy and growth prospects is definitely preferable to indulging in a prolonged proxy voting battle with management. Although Pyrford votes on a case by case basis judged by overall shareholder interests, it considers guidelines set forth in its Proxy Voting Policies with respect to certain issues designated therein.

Pyrford has retained RiskMetrics to provide administrative services related to proxy voting. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of clients, Pyrford will vote in accordance with its voting policy or, with respect to case-by-case determinations, without consideration of any benefit to Pyrford, its affiliates, its employees, or any other party.

LGM Investments’ Proxy Voting Policies and Procedures

Unless a client specifies to the contrary in the client’s agreement with LGM Investments, LGM Investments is responsible for the proxy voting of stocks held in the client’s account. LGM Investments has adopted and implemented proxy voting policies and procedures that it believes to be reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with its fiduciary duties, with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

LGM Investments will normally vote proxies in accordance with these guidelines unless it determines that it is in the best economic interests of the clients to vote contrary to the guidelines. LGM Investments’ voting guidelines generally address issues related to boards of directors, auditors, equity-based compensation plans, and shareholder rights.

A conflict of interest may exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with LGM Investments. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the clients, LGM Investments will vote in accordance with its written guidelines or seek the client’s instructions before voting.

TCH’s Proxy Voting Policies and Procedures

TCH, the Sub-Adviser to TCH Intermediate Income, TCH Corporate Income, TCH Core Plus Bond, and TCH Emerging Markets Bond, does not anticipate voting proxies on behalf of these Funds due to their proposed investments in bonds and other non-voting fixed-income securities.

Monegy’s Proxy Voting Policies and Procedures

Monegy, the Sub-Adviser to Monegy High Yield Bond, does not anticipate voting proxies on behalf of this Fund due to its proposed investments in bonds and other non-voting fixed-income securities.
Proxy Voting Record

Each Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and files it with the SEC by August 31. Each Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers, and BMO Harris Bank. Pursuant to the Disclosure Policy, information about the Funds’ portfolio holdings may be disclosed as required by SEC regulations and in the following circumstances:

•	As required by SEC regulations, a Fund’s portfolio holdings are disclosed in publicly available filings with the SEC including Form N-CSR, Form N-Q, and Form N-MFP;

•	Fund portfolio holdings may be disclosed from time to time, to the Funds’ service providers, including the Sub-Advisers, administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel, and financial printer, in connection with the fulfillment of their duties to the Funds and the Corporation;

•	Each Fund (other than the Target Date, Target Risk, and Money Market Funds) makes a complete list of its portfolio holdings publicly available on the Funds’ website, http://www.bmofunds.com, approximately thirty days after the end of each month;

•	The Funds’ portfolio holdings as of each month end are disclosed to certain approved institutional databases and rating agencies including Lipper Inc., Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thompson Reuters Corporation, Vickers Stock Research Corporation, and Capital Bridge, Inc.;

•	Each Target Date and Target Risk Fund’s portfolio holdings are posted on the Fund’s website approximately five days after the end of each month; and

•	Each Money Market Fund’s portfolio holdings as of the last business day of the preceding month is posted on the Funds’ website no later than five business days after the end of the month and remains posted on the website for a minimum of six months thereafter.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law that prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Funds, the Adviser, Sub-Advisers, or BMO Harris Bank in connection with the disclosure of portfolio holdings in accordance with this policy. The Funds’ Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.

In executing transactions on behalf of the Funds, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability, and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Funds, however, will not be disproportionate to the benefits received by the Funds on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The following table shows aggregate total commissions paid by each Fund to brokers that provide brokerage and research services to the Adviser and/or Sub-Advisers and the aggregate principal value of the transactions for the fiscal year ended August 31, 2015.

Fund	Brokerage Commissions Paid to Brokers Who Provided Brokerage and Research Services	Principal Value of Transactions
Low Volatility Equity	$30,814	$62,610,042
Dividend Income	66,523	100,457,662
Large-Cap Value	154,415	306,737,333
Large-Cap Growth	202,206	431,188,075
Mid-Cap Value	147,575	161,516,855
Mid-Cap Growth	262,011	262,718,170
Small-Cap Value	103,573	78,331,478
Small-Cap Core	7,720	5,442,359
Small-Cap Growth	1,347,031	802,205,919
Global Low Volatility Equity	1,975	2,863,948
Disciplined International Equity	0	0
Pyrford International Stock	558,862	525,498,828
LGM Emerging Markets Equity	180,588	81,333,597
TCH Emerging Markets Bond	N/A	N/A
Global Long/Short Equity	0	0
Alternative Strategies(1)	30,016	65,878,276
Ultra Short Tax-Free	N/A	N/A
Short Tax-Free	N/A	N/A
Short-Term Income	N/A	N/A
Intermediate Tax-Free	6,901	5,193,587
Mortgage Income	N/A	N/A
TCH Intermediate Income	N/A	N/A
TCH Corporate Income	N/A	N/A
TCH Core Plus Bond	N/A	N/A
Monegy High Yield Bond	N/A	N/A
Government Money Market	N/A	N/A
Tax-Free Money Market	N/A	N/A
Prime Money Market	N/A	N/A
In-Retirement	N/A	N/A
Target Retirement 2015	172	1,788,800
Target Retirement 2020	N/A	N/A
Target Retirement 2025	1,324	13,769,597
Target Retirement 2030	N/A	N/A
Target Retirement 2035	2,748	28,579,194

Fund	Brokerage Commissions Paid to Brokers Who Provided Brokerage and Research Services	Principal Value of Transactions
Target Retirement 2040	N/A	N/A
Target Retirement 2045	1,412	14,684,797
Target Retirement 2050	N/A	N/A
Target Retirement 2055	156	1,622,400
Conservative Allocation	N/A	N/A
Moderate Allocation	N/A	N/A
Balanced Allocation	N/A	N/A
Growth Allocation	N/A	N/A
Aggressive Allocation	N/A	N/A

(1)	The fees paid in 2015 by Alternative Strategies are for the period from December 16, 2014, the Fund’s inception date, to August 31, 2015, the end of each Fund’s fiscal year.

The Target Date and Target Risk Funds will not incur any brokerage commissions for purchasing shares of underlying funds. However, a Fund may incur brokerage commissions and/or investment dealer concessions when purchasing short-term and other securities for the Fund. Each underlying fund in which the Target Date and Target Risk Funds invest has policies with respect to the execution of the underlying fund’s portfolio transactions, which are described in the applicable statement of additional information.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to a Fund. In making allocations between the Funds, and between a Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

For the fiscal years ended August 31, 2015, 2014, and 2013, the Funds paid the following brokerage commissions.

	For the fiscal year ended August 31
Fund	2015		2014		2013
Low Volatility Equity	$33,395		$28,113		$29,279	(1)
Dividend Income	71,474		63,142		48,879
Large-Cap Value	174,744		186,752		189,690
Large-Cap Growth	228,010		145,473		247,155
Mid-Cap Value	164,528		204,529		259,806
Mid-Cap Growth	278,715		342,947		314,922
Small-Cap Value	120,685		96,602		92,398
Small-Cap Core	8,080		6,745	(5)	N/A
Small-Cap Growth	1,502,752		1,924,291		1,629,972
Global Low Volatility Equity	1,975		2,720	(6)	N/A
Disciplined International Equity	N/A		N/A		N/A
Pyrford International Stock	558,862		306,158		284,291
LGM Emerging Markets Equity	180,588		307,974	(4)	202,150	(4)
TCH Emerging Markets Bond	—		—	(6)	N/A
Global Long/Short Equity	N/A		N/A		N/A
Alternative Strategies	30,016	(3)	N/A		N/A
Ultra Short Tax-Free	—		80		320
Short Tax-Free	170		112		—	(2)

	For the fiscal year ended August 31
Fund	2015	2014		2013
Short-Term Income	$—	$—		$—
Intermediate Tax-Free	12,898	12,228		19,970
Mortgage Income	—	—		5,029
TCH Intermediate Income	—	—		—
TCH Corporate Income	—	—		—
TCH Core Plus Bond	—	—		—
Monegy High Yield Bond	—	—		—
Government Money Market	—	—		—
Tax-Free Money Market	—	—		—
Prime Money Market	—	—		—
In-Retirement	—	—		N/A
Target Retirement 2015	172	—	(5)	N/A
Target Retirement 2020	—	—		N/A
Target Retirement 2025	1,324	—	(5)	N/A
Target Retirement 2030	—	—		N/A
Target Retirement 2035	2,748	—	(5)	N/A
Target Retirement 2040	—	—		N/A
Target Retirement 2045	1,412	—	(5)	N/A
Target Retirement 2050	—	—		N/A
Target Retirement 2055	156	—	(5)	N/A
Conservative Allocation	—	—	(7)	N/A
Moderate Allocation	—	—	(7)	N/A
Balanced Allocation	—	—	(7)	N/A
Growth Allocation	—	—	(7)	N/A
Aggressive Allocation	—	—	(7)	N/A

(1)	The fees paid in 2013 by Low Volatility Equity are for the period from September 28, 2012, the Fund’s inception date, to August 31, 2013, the end of the Fund’s fiscal year.
(2)	The fees paid in 2013 by Short Tax-Free are for the period from November 29, 2012, the Fund’s inception date, to August 31, 2013, the end of the Fund’s fiscal year.
(3)	The fees paid in 2015 by Alternative Strategies are for the period from December 16, 2014, the Fund’s inception date, to August 31, 2015, the end of the Fund’s fiscal year.
(4)	The increase in brokerage commissions paid by LGM Emerging Markets Equity in 2013 and 2014 is due to an increase in assets under management in the Fund.
(5)	The fees paid in 2014 by Small-Cap Core, Target Retirement 2015, Target Retirement 2025, Target Retirement 2035, Target Retirement 2045, and Target Retirement 2055 are for the period from December 27, 2013, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(6)	The fees paid in 2014 by Global Low Volatility Equity and TCH Emerging Markets Bond are for the period from September 30, 2013, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(7)	The fees paid in 2014 by the Conservative Allocation, Moderate Allocation, Balanced Allocation, Growth Allocation, and Aggressive Allocation are for the period from May 30, 2014, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.

Unless otherwise noted below, during the fiscal year ended August 31, 2015, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/15)
LGM Emerging Markets Equity	Citigroup	$3.3 million

TCH Intermediate Income Bond	Bank of America Corp.	$1.0 million
	Barclays Bank PLC	$1.5 million
	Goldman Sachs	$3.0 million
	JP Morgan Chase & Co.	$1.0 million
	Morgan Stanley	$2.3 million
	Wachovia Corp.	$0.5 million

TCH Corporate Income	Bank of America Corp.	$6.5 million
	Citigroup, Inc.	$4.7 million
	Goldman Sachs	$7.0 million
	JP Morgan Chase & Co.	$2.9 million
	Morgan Stanley	$2.2 million
	Wachovia Corp.	$6.3 million

TCH Core Plus Bond	Bank of America Corp.	$8.9 million
	Citigroup, Inc.	$19.0 million
	Goldman Sachs	$18.0 million
	Morgan Stanley	$11.0 million

Short-Term Income	JP Morgan Chase & Co	$5.0 million
	Citigroup, Inc.	$4.3 million
	Royal Bank of Canada	$4.0 million
	Morgan Stanley	$3.9 million
	Toronto Dominion	$3.7 million
	Goldman Sachs	$3.5 million
	Bank of New York	$2.8 million
	Wells Fargo	$2.7 million
	HSBC	$2.1 million
	Deutsche Bank AG	$2.0 million

Prime Money Market	Royal Bank of Canada	$70.0 million
	Toronto Dominion	$81.1 million
	HSBC	$50.0 million
	State Street	$70.0 million
	Wells Fargo	$107.0 million

INFORMATION ABOUT THE FUNDS’ SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Funds, the Adviser, each Sub-Adviser and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors, and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator and Shareholder Servicing Agent

The Adviser serves as the administrator to the Funds. As administrator, as of June 1, 2015, the Adviser is entitled to receive fees from each of the Equity, International and Global, Alternative, and Fixed Income Funds at an annual rate of 0.15% of each Fund’s ADNA.

The Adviser, as administrator, is entitled to receive fees from the Target Date and Target Risk Funds at an annual fee equal to 0.15% of each Fund’s Class Y, Class I, and Class R3 assets. The Adviser is currently not charging the administrative fee for each Fund’s Class R6 shares.

The Adviser, as administrator, is entitled to receive fees from the Money Market Funds at the following annual rates based on the aggregate ADNA of the Money Market Funds combined:

Fee	Fund’s ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.

Prior to June 1, 2015, as administrator, the Adviser was entitled to receive fees from each of the Equity (except Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, and Small-Cap Core), International and Global (except Disciplined International Equity and Pyrford International Stock), and Fixed Income Funds at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

For the fiscal periods ended August 31, 2015, 2014, and 2013, BMO Harris Bank or the Adviser, as applicable, was paid (net of waivers) the following fees for services as administrator.

	For the fiscal year ended August 31
Fund	2015(7)	2014		2013
Low Volatility Equity	$73,127	$44,547		$18,975	(1)
Dividend Income	$134,414	$99,566		$86,190
Large-Cap Value	$288,680	$209,339		$170,522
Large-Cap Growth	$286,167	$199,073		$196,897
Mid-Cap Value	$480,105	$348,001		$245,378
Mid-Cap Growth	$379,506	$281,853		$224,901
Small-Cap Value	$127,861	$74,493		$40,598
Small-Cap Core	$5,966	$2,872	(4)	N/A
Small-Cap Growth	$736,086	$647,014		$543,862
Global Low Volatility Equity	$4,643	$1,259	(5)	N/A
Disciplined International Equity	N/A	N/A		N/A
Pyrford International Stock	$731,792	$316,135		$142,695

	For the fiscal year ended August 31
Fund	2015(7)		2014		2013
LGM Emerging Markets Equity	$181,977		$141,171		$88,635
TCH Emerging Markets Bond	$8,434		$6,264	(5)	N/A
Global Long/Short Equity	N/A		N/A		N/A
Alternative Strategies	$37,178	(3)	N/A		N/A
Ultra Short Tax-Free	$770,197		$589,320		$652,551
Short Tax-Free	$137,979		$70,097		$28,515	(2)
Short-Term Income	$274,144		$221,718		$198,866
Intermediate Tax-Free	$1,227,913		$708,198		$710,718
Mortgage Income	$132,179		$140,600		$186,555
TCH Intermediate Income	$142,803		$128,635		$145,140
TCH Corporate Income	$301,322		$136,068		$134,820
TCH Core Plus Bond	$924,674		$650,528		$282,475
Monegy High Yield Bond	$79,883		$91,585		$94,175
Government Money Market	$207,138		$191,603		$159,125
Tax-Free Money Market	$214,148		$257,276		$294,121
Prime Money Market	$1,188,579		$1,166,780		$1,147,926
In-Retirement	$15,183		$18,223		N/A
Target Retirement 2015	$1,026		$136	(4)	N/A
Target Retirement 2020	$83,216		$81,839		N/A
Target Retirement 2025	$2,656		$76	(4)	N/A
Target Retirement 2030	$81,292		$83,437		N/A
Target Retirement 2035	$1,675		$118	(4)	N/A
Target Retirement 2040	$48,511		$48,803		N/A
Target Retirement 2045	$1,677		$59	(4)	N/A
Target Retirement 2050	$32,363		$29,850		N/A
Target Retirement 2055	$1,387		$117	(4)	N/A
Conservative Allocation	$97,249		$25,117	(6)	N/A
Moderate Allocation	$91,867		$23,460	(6)	N/A
Balanced Allocation	$447,192		$115,522	(6)	N/A
Growth Allocation	$137,991		$36,020	(6)	N/A
Aggressive Allocation	$206,966		$39,468	(6)	N/A

(1)	The fees paid in 2013 by Low Volatility Equity are for the period from September 28, 2012, the Fund’s inception date, to August 31, 2013, the end of the Fund’s fiscal year.
(2)	The fees paid in 2013 by Short Tax-Free are for the period from November 29, 2012, the Fund’s inception date, to August 31, 2013, the end of the Fund’s fiscal year.
(3)	The fees paid in 2015 by Alternative Strategies are for the period from December 16, 2014, the Fund’s inception date, to August 31, 2015, the end of the Fund’s fiscal year.
(4)	The fees paid in 2014 by Small-Cap Core, Target Retirement 2015, Target Retirement 2025, Target Retirement 2035, Target Retirement 2045, and Target Retirement 2055 are for the period from December 27, 2013, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(5)	The fees paid in 2014 by Global Low Volatility Equity and TCH Emerging Markets Bond are for the period from September 30, 2013, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(6)	The fees paid in 2014 by the Conservative Allocation, Moderate Allocation, Balanced Allocation, Growth Allocation, and Aggressive Allocation are for the period from May 30, 2014, each Fund’s inception date, to August 31, 2014, the end of each Fund’s fiscal year.
(7)	The fees paid in 2015 include fees based on the prior administrative fee rate which was changed effective June 1, 2015.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing, and maintenance of the Corporation’s governing documents, minutes of Board meetings, and shareholder meetings;

•	preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	preparation, negotiation, and administration of contracts on behalf of a Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development, and operation of a Fund; and

•	provision of advice to the Funds and the Board.

The Adviser also serves as the shareholder servicing agent to the Funds. The services provided by the Adviser and the fees received for these services are described under “How are Fund Shares Sold?—Shareholder Services (Investor Class (Class Y) Shares Only).”

Sub-Administrator

UMBFS is the Funds’ sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•	review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	drafting and reviewing of the Funds’ annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings, and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Funds; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to each of the Funds (other than the Money Market Funds), in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee (Domestic Funds)	Fee (International Funds)
Up to $200 million	0.0090%	0.0300%
Next $200 million	0.0085	0.0250
Next $200 million	0.0075	0.0200
Next $200 million	0.0065	0.0175
Next $200 million	0.0055	0.0150
Next $200 million	0.0045	0.0125
Over $1.2 billion	0.0035	0.0100

With respect to the Money Market Funds, UMBFS receives from the administrator, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rate as a percentage of the Fund’s ADNA:

ADNA	Fee
Up to $250 million	0.0055%
Next $250 million	0.0050
Next $250 million	0.0045
Next $1.75 billion	0.0030
Next $2.5 billion	0.0025
Next $2.5 billion	0.0020
Over $7.5 billion	0.0015

For the fiscal years ended August 31, 2015, 2014, and 2013, BMO Harris Bank as administrator paid UMBFS $1,375,435, $1,072,342, and $804,112, respectively, under the Sub-Administration Agreement.

Securities Lending

Certain of the Funds engage in securities lending and pay a portion of the net revenue earned on securities lending activities to a securities lending agent. The following Funds paid the amounts listed to BMO Harris Bank for its services as securities lending agent for the fiscal year ended August 31, 2015.

Fund	Securities Lending Fees Paid
Low Volatility Equity	$6,642
Dividend Income	$13,936
Large-Cap Value	$21,146
Large-Cap Growth	$22,448
Mid-Cap Value	$27,288
Mid-Cap Growth	$66,754
Small-Cap Value	$11,511
Small-Cap Core	$627
Small-Cap Growth	$446,747
Short-Term Income	$8,988
Mortgage Income	$723
TCH Intermediate Income	$14,655
TCH Corporate Income	$17,818
TCH Core Plus Bond	$57,362

The following Funds paid the amounts listed to State Street Bank & Trust Company for its services as securities lending agent for the fiscal year ended August 31, 2015.

Fund	Securities Lending Fees Paid
LGM Emerging Markets Equity	$3,694
Pyrford International Stock	$64,452
TCH Emerging Markets Bond	$945
Global Low Volatility	$567

No securities lending fee information is provided for the Disciplined International Equity and Global Long/Short Equity Funds because these Funds had not commenced operations prior to August 31, 2015.

Payments to Financial Intermediaries

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates may make additional payments (which are often referred to as “revenue sharing” payments), out of their own assets and not as an additional charge to each Fund, to financial intermediaries, including their affiliates, from their past profits and other available sources, including profits from their relationships with the Funds. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the Funds.

These payments are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. Such payments may be for services provided to clients who hold Fund shares, for introducing new shareholders to the Funds, or for other services. In exchange for revenue sharing payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Funds, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Funds.

The structure of these compensation arrangements, as well as the amounts paid under such arrangements, varies and may change from time to time. Payments generally range from 0.05% to 0.40%, however, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a Fund or Funds on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BID, and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.

Financial Intermediaries

Advisors Clearing Network

American Portfolios Financial Services, Inc.

American United Life Insurance

Apex Clearing Corporation

Ascensus Trust Company

Ausdal Financial Partners

B.C. Ziegler and Company

BancWest Investment Services, Inc.

BB&T Investment Services, Inc.

BB&T Securities, LLC

BBVA Compass Investment Solutions, a Division of BBVA Securities Inc.

Benefit Trust Company

Benjamin F. Edwards & Co.

Bernard Herold & Co. Inc.

BMO Harris Bank N.A.

BMO Harris Financial Advisors

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

CapFinancial Partners, LLC d/b/a CapTrust Financial Advisors

Capital One Investment Services

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Investment Services LLC

Charles Schwab & Company, Inc.

Comerica Bank

Community Bank c/o Hand Benefits & Trust Co.

Concorde Investment Services LLC

COR Clearing

Credit-Suisse Securities USA LLC

CRI Securities, LLC

CUSO Financial Services, LP

D.A. Davidson & Co.

Duncan-Williams, Inc.

E*Trade Clearing, LLC

Edward D. Jones & Co. LP

EFC Financial Services, LLC

Fidelity Brokerage Services LLC

Fiduciary Trust International

Fintegra, LLC

Financial Intermediaries

First Clearing, LLC

First National Bank & Trust—
Ardmore

First National Bank of Omaha

First Republic Securities Company, LLC

First Southwest Company

Foothill Securities, Inc.

Girard Securities, Inc.

GWFS Equities, Inc.

GWN Securities

H.C. Denison Co.

Harbour Investments

ING Direct Investing, Inc.

Invest Financial Corp.

Investment Center of America

Investment Professionals, Inc.

Jackson National Life Insurance

JJB Hilliard WL Lyons

JP Morgan Chase Bank

JP Morgan Securities LLC

KMS Financial Services, Inc.

Lincoln Financial Advisors

Lincoln Investment Planning

LPL Financial LLC

Maplewood Investment Advisors, Inc.

Matrix Broadridge

Mass Mutual Life Insurance Company

Merrill, Lynch, Pierce, Fenner & Smith Incorporated

Mesirow Financial, Inc.

MetLife Securities, Inc. (The MetLife Broker

Dealer Group)

Mid Atlantic Capital Corp.

Money Concepts Capital Corp.

Morgan Stanley & Co. LLC

Morgan Stanley Smith Barney LLC

National Financial Services LLC

National Planning Holdings, INc.

Newbridge Securities Corporation

Northwestern Mutual Investment Services LLC

O.N. Equity Company

OneAmerica Securities, Inc.

Park Avenue Securities LLC

People’s Securities, Inc.

Pershing Advisor Solutions LLC

Pershing LLC

PNC Capital Markets LLC

Portfolio Brokerage Services, Inc.

Princor Financial Services Corporation

ProEquities, Inc.

Prudential Insurance Company of America

Prudential Investment Management Services LLC

Prudential Investments LLC

Questar Capital

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company, LLC

Ridge Clearing and Outsourcing Solutions, Inc.

Robert W. Baird & Co., Inc.

Ross, Sinclaire & Associates, LLC

Royal Alliance Associates, Inc.

Securian Financial Services Inc.

Securities America, Inc.

SEI Private Trust

SII Investments

StanCorp Equities, Inc.

Standard Insurance Company

Stifel Nicolaus & Co., Inc.

Stockcross Financial Services

SunGard Institutional Brokerage, Inc.

T.Rowe Price Investment Services, Inc.

TD Ameritrade Clearing

TD Ameritrade Trust Co.

TD Ameritrade, Inc.

Teachers Insurance and Annuity Association of

America (TIAA-Cref)

TIAA-CREF Individual and Institutional Services LLC

TIAA-CREF Trust Company, FSB

Trade-PMR, Inc.

Trust Company of America

U.S. Bank

U.S. Bancorp Investments, Inc.

UBS Financial Services Inc.

UMB Bank n.a.

United Planners Financial Services of America

USAA Investment Management Company

Valic Financial Advisors, Inc.

VALIC Retirement Company

Vanguard Group, Inc.

VOYA Financial Partners, LLC

VOYA Institutional Plan Services, LLC

VOYA Retirement Insurance Company

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank N.A.

Wells Fargo Securities, LLC

Westport Resources Investment Services Wilmington Trust Retirement and Institutional Services Company	Winslow, Evans & Crocker, Inc. Xerox HR Solutions, LLC

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders. The fee is based on the level of the Funds’ average net assets for the period plus out-of-pocket expenses.

Each Fund may pay amounts to third parties, such as banks, broker-dealers, or affiliated entities, including BMO Harris Bank, that provide recordkeeping services, shareholder servicing, and/or other administrative services to the Funds.

Fund Accountants

UMBFS, 285 West Galena Street, Milwaukee, Wisconsin, provides fund accounting services to the Funds, except the International and Global and Alternative Funds.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, provides fund accounting services to the International and Global and Alternative Funds.

For their services, UMBFS and State Street Bank & Trust Company receive a fee based on net assets of the Funds.

Custodians

BMO Harris Bank, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, an indirect wholly-owned subsidiary of BMO Corp., is a custodian for the securities and cash of the Funds, except the International and Global Funds and the Alternative Funds. For its services as custodian, BMO Harris Bank receives an annual fee, payable monthly, based on a percentage of a Fund’s average aggregate daily net assets.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, is a custodian for the securities and cash of the International and Global Funds and the Alternative Funds. State Street Bank & Trust Company also maintains certain books and records of the Alternative Strategies Fund that are required by applicable federal regulations.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds, KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

Please refer to Appendix B for a consolidated list of mailing addresses for the Funds and their service providers.

PERFORMANCE

From time to time, when available, the yield and total return of the Class Y, Class I, Class A, Class R3, Class R6, and/or Premier Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

The audited financial statements for the Funds’ fiscal year ended August 31, 2015 are incorporated herein by reference from the Funds’ Annual Report dated August 31, 2015 (File Nos. 33-48907 and 811-58433). A copy of the Annual Report for a Fund may be obtained without charge by contacting BMO Funds U.S. Services at the address located on the back cover of the SAI or by calling BMO Funds U.S. Services at 1-414-287-8555 or 1-800-236-FUND (3863).

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

App. A-1

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active qualifiers.

Standard & Poor’s uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

1. Federal Deposit Insurance Limit: “L” qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

App. A-2

2. Principal Payment: “p” qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

3. Public Information Ratings: “pi” qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

4. Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to obligations of these entities.’

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

5. Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

App. A-3

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1. Contingent upon final documentation: “*” inactive qualifier

This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2. Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: “G” inactive qualifier

The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

4. Provisional Ratings: “pr” inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

5. Quantitative Analysis of publication information: “q” inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

6. Extraordinary risks: “r” inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier

The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

2. Structured finance: “sf” identifier

The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

App. A-4

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect

App. A-5

the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings—both high and low—to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness.” The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

App. A-6

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

App. A-7

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g., ‘A1+’, ‘A1’, ‘A2’ and ‘A3.’ The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•	The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•	Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

App. A-8

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

App. A-9

Long-Term Issue Credit Ratings

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

App. A-10

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

App. A-11

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

App. A-12

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)

‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)

‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)

‘C’ National Ratings denote that default is imminent.

RD: Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

App. A-13

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings

App. A-14

usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

App. A-15

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*	For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

App. A-16

APPENDIX B - ADDRESSES

The Funds:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Distributor:

BMO Investment Distributors, LLC

115 South LaSalle Street

Chicago, Illinois 60603

Adviser, Administrator, and Shareholder Servicing Agent:

BMO Asset Management Corp.

115 South LaSalle Street

Chicago, Illinois 60603

Sub-Adviser to Pyrford International Stock:

Pyrford International Ltd.

79 Grosvenor Street

London

United Kingdom

Sub-Adviser to LGM Emerging Markets Equity:

LGM Investments Limited

95 Wigmore Street

London

United Kingdom

Sub-Adviser to TCH Emerging Markets Bond, TCH Intermediate Income, TCH Corporate Income, and TCH Core Plus Bond:

Taplin, Canida & Habacht, LLC

1001 Brickell Bay Drive, Suite 2100

Miami, Florida 33131

Sub-Adviser to Monegy High Yield Bond Fund:

Monegy, Inc.

302 Bay Street, 12th Floor

Toronto, ON, Canada M5X 1A1

Sub-Advisers to Alternative Strategies Fund:

CTC myCFO, LLC

2200 Geng Road, Suite 100

Palo Alto, California 94303

Graham Capital Management, L.P.

40 Highland Avenue

Rowayton, Connecticut 06853

App. B-1

Capstone Investment Advisors, LLC

7 World Trade Center

250 Greenwich Street, 30th Floor

New York, New York 10007

Pine River Capital Management, L.P.

601 Carlson Parkway, Suite 330

Minnetonka, Minnesota 55305

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, New York, 10022

Iridian Asset Management LLC

276 Post Road West

Westport, Connecticut 06880-4704

Sound Point Capital Management, L.P.

375 Park Avenue, 25th Floor

New York, New York 10152

Custodian

(except for Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, TCH Emerging Markets Bond, and Alternative Strategies):

BMO Harris Bank N.A.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Custodian and Portfolio Accounting Services Agent to Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, TCH Emerging Markets Bond, and Alternative Strategies:

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02171

Sub-Administrator:

UMB Fund Services, Inc.

285 West Galena Street

Milwaukee, Wisconsin 53212

Portfolio Accounting Services Agent

(except for Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, TCH Emerging Markets Bond, and Alternative Strategies):

UMB Fund Services, Inc.

285 West Galena Street

Milwaukee, Wisconsin 53212

App. B-2

Legal Counsel:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

App. B-3

APPENDIX C – PROXY VOTING PROCEDURES

I.	CAPSTONE INVESTMENT ADVISORS, LLC

PROXY VOTING AND CLASS ACTIONS

Background

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting

For certain of Capstone’s trading strategies, Capstone has determined that voting proxies does not create additional value for its clients. As a result, Capstone does not exercise its voting authority for every trading strategy and, therefore, may not vote proxies for clients employing those strategies. Capstone discloses to clients and investors its intention to abstain from voting the proxies for certain strategies in Form ADV Part 2.

For strategies where Capstone exercises its voting authority, when Capstone receives a proxy with respect to a security that the client will continue to hold and Capstone determines that the costs and expenses associated with voting do not outweigh the potential benefit to the client of voting, Capstone will seek to vote proxies in the best interest of the client. Absent specific client instructions, the Senior Portfolio Manager/Portfolio Manager responsible for the security shall determine whether and how Capstone will exercise its voting authority. At times, Capstone may determine it is in its client’s best interest to abstain from exercising its proxy voting authority. The way Capstone exercises its proxy voting authority or the rationale for Capstone abstaining from exercising its proxy voting authority shall be documented.

Proxy Voting and Class Actions

I-2 Paragraph (c) (ii) of Rule 204-2 under the Advisers Act requires Capstone to maintain certain books and records associated with its proxy voting policies and procedures. Capstone’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO and/or his designee(s) is responsible for maintaining documentation associated with clients’ proxy voting.

App. C-1

Conflicts of Interest

From time to time, conflicts of interest may exist between Capstone and its clients and/or investors with respect to the voting of proxies. Where material conflicts of interest are identified, the relevant Senior Portfolio Manager/Portfolio Manager, CCO and other relevant persons will analyze the conflict of interest, discuss potential remedial solutions, and determine how such proxy will be voted. The CCO and/or his designee(s) is responsible for ensuring that the outcome of any such analysis is documented.

Class Actions

Capstone’s CCO and/or his designee(s) will determine whether clients should (a) participate in a recovery achieved through a class action, or (b) opt out of the class action and separately pursue their own remedy depending on Capstone’s analysis of which situation is in the best interest of the client. The CCO and/or his designee(s) oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies The CCO and/or his designee(s) is responsible for maintaining documentation associated with clients’ participation in class actions.

The CCO should be notified of any material conflict of interest associated with clients’ participation in class actions. The relevant Senior Portfolio Manager, CCO, and other relevant persons will evaluate any such conflicts and determine an appropriate course of action for Capstone. The CCO and/or his designee(s) is responsible for ensuring that the outcome of any such analysis is documented.

Capstone generally does not serve as the lead plaintiff in class actions.

Disclosures to clients and Investors

Capstone includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that clients and investors can contact the CCO and/or his designee(s) to obtain a copy of these policies and procedures and information about how Capstone voted with respect to the client’s Securities.

Any request for information about proxy voting should be promptly forwarded to the CCO and/or his designee(s), who will handle any such requests.

As a matter of policy, Capstone does not disclose how it expects to vote on upcoming proxies. Additionally, Capstone does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

II.	CRAMER ROSENTHAL MCGLYNN, LLC

PROXY VOTING POLICY AND PROCEDURES

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.

Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the

App. C-2

factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

ISS Standard Proxy Voting Guidelines Summary

The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting.2 As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity,

[1]	CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).
[2]	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

App. C-3

long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether

Updated May 2012 the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make shareholder action by written consent.

Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for proposals to lower supermajority vote requirements.

Cumulative Voting

Vote for proposals to eliminate cumulative voting.

Vote against proposals that require cumulative voting.

App. C-4

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting Updated May 2012 policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the Updated May 2012 allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

App. C-5

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Advisory Vote on Say on Pay Frequency

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking to re-price options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for re-pricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and

App. C-6

on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

Conflicts and Potential Conflicts of Interest

CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

Disclosure

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM

III.	GRAHAM CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY AND PROCEDURES

General

Graham has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that Graham complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect Graham’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the client. Employees who have the authority to vote client securities must familiarize themselves with and strictly adhere to Graham’s Proxy Voting Policies and Procedures.

App. C-7

Although the Advisers Act does not obligate advisers to adopt policies and procedures in respect of participating in class actions, in its capacity as a fiduciary to its clients Graham has nonetheless adopted such policies and procedures.

Proxy Voting Policies and Procedures

Graham has retained ISS Governance Services to assist in the proxy voting process. The CCO manages Graham’s relationship with ISS. The CCO ensures that ISS votes all proxies according to Graham’s general guidance, and retains all required documentation associated with proxy voting.

Portfolio Managers that wish to deviate from ISS’s proxy recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the employee and Graham are not conflicted in making the chosen voting decision.

Because Graham generally will vote proxies based upon the recommendations of ISS, there is little to no risk of a conflict of interest arising. However, in instances that might involve a conflict of interest between Graham and its clients, such as where a portfolio manager wishes to deviate from ISS’s recommendation or such other instances as Graham may determine, the CCO, in conjunction with the compliance committee as appropriate, will review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of Graham, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Graham will take steps to ensure that its voting decision is based on the best interests of the client and is not a product of the conflict. Graham shall keep appropriate records demonstrating how such conflicts were resolved.

ISS will retain the following information in connection with each proxy vote:

•	The Issuer’s name;

•	The security ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that Graham voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security holder;

•	Whether Graham cast a vote;

•	How Graham cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether Graham cast its vote with or against management.

IV.	IRIDIAN ASSET MANAGEMENT LLC

SUMMARY PROXY VOTING POLICIES

Iridian Asset Management LLC (“Iridian”) will vote proxies in all cases where it exercises voting authority over client securities. Iridian will vote proxies in a manner which it believes is in the best interests of clients and which will maximize shareholder value. The summary of Iridian’s proxy voting guidelines which follows seeks to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide. No set of guidelines can capture the entire universe of proxy issues which arise. Ultimately, all voting decisions are conducted on a case-by-case basis as each company’s unique set of circumstances distinguishes it from all others.

App. C-8

Iridian manages client assets in a variety of investment strategies and it may be the case that different strategies will choose to vote proxies differently. In unusual circumstances Iridian, within a particular investment strategy, may make different proxy voting decisions for different clients.

SUMMARY OF VOTING GUIDELINES

Auditors

Iridian generally will vote FOR proposals to ratify auditors provided there are no conflicts of interest and there is a belief that the opinion will be fair.

Board of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

Iridian generally will vote FOR directors in an uncontested election after determining that any such director does not possess any attributes that Iridian believes may not be in the best interest of shareholders and does not maximize shareholder value. Generally, Iridian’s guidelines provide for supporting proposals for declassified boards, cumulative voting, majority voting, fixed board size, director stock ownership, board and committee independence, elimination of term limits and board inclusiveness. Iridian will assess open access (shareholder access) proposals on a CASE-BY-CASE basis.

Shareholder Rights

Shareholders should be provided with and maintain the ability to exercise their rights as owners of public companies. Based upon this premise, Iridian will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

Proxy Contests

Proxy contests play a valuable role in removing entrenched directors and creating a means for corporate change. Iridian will evaluate proxy contests pertaining to director nominees and strategic initiatives in contested elections on a CASE-BY-CASE basis. Proposals to reimburse solicitation expenses will generally be voted FOR in those situations where Iridian supports the dissidents.

Anti-Takeover Measures

Iridian’s strategy is to focus on identifying corporations in the process of change and views negatively those corporate policies that it believes may delay or otherwise encumber this process by preventing a takeover or entrenching current management.

Iridian generally will vote FOR proposals that will potentially ease the ability of a company to be acquired by a suitor and generally will vote FOR proposals eliminating supermajority vote requirements, proposals to redeem shareholder rights plans, the rescission of fair price provisions and the adoption of anti-greenmail charters.

Iridian generally will vote AGAINST dual-class exchange offers, dual class recapitalizations and proposals to approve dual class structures.

Capital Structure

The administration of a company’s capital structure revolves around a variety of issues including the types of securities issued, dividend policy, taxes, opportunities for growth, ability to finance new projects internally, and

App. C-9

the cost of obtaining additional capital. Generally, these decisions are best left to the board and senior management of the firm. Nonetheless, proposals surrounding capital structure must be scrutinized to ensure that some form of antitakeover mechanism is not involved.

Iridian generally will vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits, reverse stock splits, stock repurchase programs and the creation of preferred stock that cannot be used as a takeover defense.

Iridian generally will vote AGAINST proposals authorizing the creation or increase in “blank check” preferred stock and the elimination of shareholder preemptive rights.

Iridian will evaluate on a CASE-BY-CASE basis proposals for the reduction or elimination in authorized shares of either common or preferred stock and the creation of tracking stocks.

Mergers and Corporate Restructurings

Iridian will evaluate mergers, acquisitions and other corporate restructurings on a CASE-BY-CASE basis taking into consideration such factors as purchase price, financial and strategic benefits, conflicts and changes in governance structure. Ultimately decisions are based on whether a transaction is likely to result in the maximization of shareholder value.

Executive and Director Compensation

Iridian believes that executive and director compensation should be fair and ultimately linked to the performance of the company. The forms of compensation are too varied and numerous to allow Iridian to evaluate them on anything but a CASE-BY-CASE basis to determine if they are fair and will likely result in long term shareholder benefits.

Notwithstanding the foregoing, Iridian generally will vote FOR proposals which eliminate golden and tin parachutes, provide for “double trigger” and “modified double trigger” parachutes in a change of control scenario, implement ESOP’s and 401(k) plans, terminate retirement plans for non-employee directors, seek to implement a pay for superior performance standard, seek additional disclosure of executive and director pay information, enact clawback policies, require that severance agreements and executive compensation be submitted for shareholder vote and require the company to disclose all executive/consultant compensation.

Iridian generally will vote AGAINST proposals capping compensation, approving retirement benefits for non-executive directors and repricing of underwater stock options.

Iridian will evaluate on a CASE-BY-CASE basis shareholder proposals that the company be required to pay director’s fees only in the form of shares of stock of the company.

State of Incorporation

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes. As with Iridian’s view with regard to anti-takeover measures, takeover statutes, which may only serve to entrench current management, will not be viewed favorably. Iridian generally will evaluate on a CASE-BY-CASE basis proposals that a company reincorporate in another state.

Social/Environmental Issues

Social and Environmental issues may include consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of

App. C-10

factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Iridian generally will vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value while considering multiple other factors surrounding any given proposal.

Miscellaneous

Iridian generally will vote FOR management proposals to change the corporate name, date/time/location of a corporate meeting or bylaw amendments of a housekeeping nature.

Iridian generally will vote AGAINST proposals for management to adjourn meetings or approve “other business” and shareholder proposals to change the date/time/location of a corporate meeting.

Iridian generally will evaluate on a CASE-BY-CASE basis for proposals to improve the disclosure of a company’s political contributions considering recent significant controversy or litigation related to the company’s political contributions or governmental affairs and the public availability of a policy on political contributions.

Iridian will evaluate on a CASE-BY-CASE basis proposals disallowing the company from making political contributions.

Iridian generally will vote AGAINST proposals for the publication in newspapers and public media the company’s political contributions and the requirement that the company provide lists of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Iridian generally will vote AGAINST the requirement that the company report on foreign military sales or offsets.

MATERIAL CONFLICTS AND ABSTENTION

Should a material conflict arise between Iridian and a client with regard to the voting of proxies, Iridian will remove itself from the proxy voting decision-making process and will rely solely on the independent recommendation of Institutional Shareholder Services (“ISS”) as to how the proxy should be voted. ISS is an independent firm retained by Iridian that analyzes proxies and provides research and objective vote recommendations.

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client such as where the costs of voting outweigh the benefits to the client.

INTERNAL CONTROLS

Iridian has implemented review procedures and controls to help ensure that proxies are voted in an appropriate and timely manner and that appropriate records are retained.

App. C-11

IRIDIAN ASSET MANAGEMENT LLC

PROXY VOTING GUIDELINES

AUDITORS

Iridian generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a financial interest in or association with the company, and is therefore not independent or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

BOARD OF DIRECTORS

Election of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

•	Iridian generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and we will withhold votes for individual nominees or entire slates of directors if we believe such action is in the best interests of shareholders and will maximize shareholder value taking into consideration such factors as poor long term corporate performance, lack of majority of independent directors, lack of key committee independence, regulatory violations or criminal offenses, excessive compensation, board diversity and individual performance.

Classified/Staggered Boards

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. A classified board can (1) delay a takeover desired by shareholders but opposed by management, and (2) prevent bidders from even approaching a target company if they do not want to wait more than a year to gain majority control.

•	Iridian generally will vote AGAINST management proposals to adopt a classified or staggered board.

•	Iridian generally will vote FOR proposals to repeal classified or staggered boards and to elect all directors annually.

Cumulative Voting

Cumulative voting permits shareholders to accumulate their votes for directors and apportion those votes among one, a few, or all of the directors on a multi-candidate slate. For example, consider a company with a ten-member board and 500 shares outstanding. The total number of shares that may be cast is 10 x 500, or 5,000. In this case, a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. This provision facilitates the election of minority representatives to the board and can be particularly significant in proxy contests where dissident candidates are seeking election to the board.

•	Iridian generally will vote FOR proposals to restore or permit cumulative voting.

Majority Vote

Under a plurality system, a board-backed nominee in an uncontested election needs to receive only a single affirmative vote to claim his or her seat in the boardroom. Even if holders of a substantial majority of the votes cast “withhold” support, the director nominee “wins” the seat. Under the majority vote standard, a director

App. C-12

nominee must receive support from holders of a majority of the votes cast in order to be elected (or re-elected) to the board.

•	Iridian generally will vote FOR proposals requesting the board to initiate the appropriate process to amend the company’s certificate of incorporation or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders provided that it does not conflict with the state law where the company is incorporated.

Director Indemnification and Liability Provisions

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. Iridian believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

•	Iridian generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first rather than eliminating entirely director’s and officer’s liability for monetary damages for violating the duty of care.

Board Size

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

•	Iridian generally will vote FOR proposals that seek to fix the size of the board.

•	Iridian generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Director Stock Ownership Requirements

Iridian generally believes that director’s ownership of stock in the companies on which they serve as board members is a sound principle because it aligns the interests of directors and shareholders.

•	Iridian generally will vote FOR proposals to require directors to own company stock while sitting on the board.

Independent Chairman (Separate Chairman/CEO)

Shareholder proposals requiring that the chairman’s position be filled by an independent director will be considered after considering some or all of the following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

App. C-13

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

•	Iridian generally will evaluate on a CASE-BY-CASE basis shareholder proposals requiring that the chairman’s position be filled by an independent director

Majority of Independent Directors/Establishment of Committees

Iridian believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

•	Iridian generally will vote FOR shareholder proposals asking that a majority or more of directors be independent.

•	Iridian generally will vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be “independent.” Independence does not necessarily require that the entire committee be composed of independent directors. Generally, a majority or more independent directors will suffice.

Director Tenure/Retirement Age

Tenure and Age limits impose an arbitrary threshold beyond which a director may not serve regardless of the director’s performance. Iridian believes that directors should be judged on their own merit and would not impose such arbitrary guidelines.

•	Iridian generally will vote AGAINST proposals seeking to limit the period of time a director can serve by establishing a mandatory retirement age or otherwise limiting the tenure for directors.

•	Iridian generally will vote FOR proposals that seek to remove any mandatory retirement age or term limits for directors.

Filling Vacancies/Removal of Directors

Shareholder ability to remove directors, with or without cause, is prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. If the state or the company has specified that removal may only be for cause, than only such things as self-dealing or fraud will allow for the removal of a

App. C-14

director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.

•	Iridian generally will vote AGAINST proposals which authorize the board to fill any vacancies that may occur on the board without further shareholder vote or approval.

•	Iridian generally will vote AGAINST proposals that only continuing directors may elect replacements to fill board vacancies.

Board Inclusiveness

The inclusion of qualified woman and minorities on company boards is a sound business practice.

•	Iridian generally will vote FOR proposals to increase efforts to find qualified women and minority candidates for service on the company’s board.

Shareholder Advisory Committee

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee to the board.

Open Access (Shareholder Access)

Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register symbolic dissent about a certain candidate is to simply “withhold” support for that nominee.

On October 8, 2003, the SEC proposed corporate accountability proxy rules that would give significant long-term shareholders greater ability to include their director nominees in management’s proxy statement. The rule was never adopted in the face of opposition by business groups, dissent within the SEC, and complaints that the process for allowing shareholders to nominate directors would be too complicated.

Proxy access is an evolving issue for regulators and the market at this time. Opening the proxy ballot to shareholder-nominated candidates could prove to be an important avenue for promoting greater corporate accountability. Nevertheless, it is a mechanism that nominating shareholders should use responsibly and only in justifiable circumstances because, as stated by some critics, open access could turn ordinary annual meetings into de facto proxy fights and undermine the role of board nominating committees.

•	Iridian generally will evaluate on a CASE-BY-CASE basis reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card. Factors that may be taken into consideration include, but are not limited to:

•	The ownership threshold proposed in the resolution

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

SHAREHOLDER RIGHTS

Confidential Voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters. With

App. C-15

confidential voting shareholders can pursue business and other relationships without the fear of repercussions for how votes were cast.

•	Iridian generally will vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

•	Iridian generally will vote FOR proposals to adopt confidential voting by shareholders.

Shareholder Ability to Call Special Meetings

Certain matters may arise between regularly scheduled meetings that require attention. The inability of shareholders to call meetings could result in their inability to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could result in corporate performance and shareholder returns suffering.

•	Iridian generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Iridian generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Consent solicitations can be advantageous in that shareholders can vote on and/or respond to proposals via mail without having an actual physical meeting. Iridian believes that limitations on written consent are clearly contrary to shareholder interests.

•	Iridian generally will vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Iridian generally will vote FOR proposals to allow or make easier shareholder action by written consent.

PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.

Voting for Director Nominees in Contested Elections

Electing directors is the most important stock ownership right that shareholders can exercise. By electing directors who represent their interests, shareholders can help to define performance standards against which management can be held accountable.

•	Iridian will evaluate on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon whom Iridian believes are the director nominees that will serve in the best interests of shareholders and will maximize shareholder value. Factors that may be taken into consideration include, but are not limited to:

•	Composition of the board and key board committees • Attendance at meetings (past year)

•	The board’s decisions regarding corporate governance provisions and takeover activity

•	Long-term corporate performance record relative to a peer group and market index

•	Director’s investment in the company

App. C-16

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	Other factors that may be appropriate to review include:

•	The board’s decisions regarding executive pay

•	Director compensation

•	The number of other board seats held

•	Interlocking directorships

Voting for Strategic Initiatives in Contested Elections

•	Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that Iridian believes will be in the best interests of shareholders and will maximize shareholder value.

Reimbursing Proxy Solicitation Expenses

•	Iridian generally will vote FOR reimbursing proxy solicitation expenses where it votes in favor of dissidents.

ANTI-TAKEOVER MEASURES

Amend Bylaws without Shareholder Consent

•	Iridian will generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Iridian will generally vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

Anti-Takeover Provisions

•	Iridian generally will vote AGAINST any proposed amendments to corporate charter or bylaw amendments that include anti-takeover provisions. However, a determination will be made on a CASE-BY-CASE basis if a proposal to remove anti-takeover provisions is one of multiple items being removed concurrently.

Poison Pill Plans

Shareholder rights plans are typically known as poison pills. These plans take the form of rights or warrants issued to shareholders that are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. Once triggered, shareholders are able to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at deeply discounted prices. They are most often implemented as a means of preventing a hostile takeover by increasing the takeover costs. Iridian generally believes that poison pills lead to management entrenchment and discourage legitimate tender offers and that whether a plan should be implemented is a decision to be made by shareholders not management.

•	Iridian generally will vote FOR a proposal that the company submit shareholder rights plan (poison pill) to a shareholder vote.

•	Iridian generally will vote AGAINST a proposal to renew or adopt/amend a shareholder rights plan (poison pill).

App. C-17

•	Iridian generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

•	Iridian generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

Supermajority Vote Requirements

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench management by blocking amendments that are in the best interests of shareholders and will maximize shareholder value.

•	Iridian generally will vote AGAINST proposals which require or increase supermajority shareholder votes to amend corporate documents, approve mergers and other significant business combinations and/or remove directors.

•	Iridian generally will vote FOR proposals which eliminate or decrease the need for supermajority shareholder votes to amend corporate documents, approve mergers and other significant business combinations and/or remove directors.

Fair Price Provisions

Fair price provisions were originally designed to defend against the most coercive of takeover devices, the two-tiered, front-end-loaded tender offer. In such a hostile takeover, the bidder usually offers cash for the block of shares needed to gain control of the target company (the first tier) and after the bidder gains control, it offers a lower price in the form of cash, securities or both for the remaining shares (the second tier). In these situations, because the stock purchased in the second tier is less valuable than that in the first, shareholders are often forced to sell their interests early in order to maximize their value. Iridian generally believes that fair price provisions rarely protect shareholders and instead discourages would-be acquirers from taking a controlling interest in the company and offering shareholders an opportunity to maximize their value, in instances where an acquisition is not favored by the board.

•	Iridian generally will vote AGAINST proposals to adopt fair price provisions.

•	Iridian generally will vote FOR proposals to rescind fair price provisions.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Iridian generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make a greenmail payment.

•	Iridian will evaluate on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Unequal Voting Rights/Dual Class Stock

Dual class exchange offers are often accomplished through the payment of a special dividend which results in the transfer of voting rights from one group of shareholders to another. The result is two classes of stock with unequal voting rights. This may also be achieved through a dual-class recapitalization which involves an equal

App. C-18

distribution of preferential and inferior voting shares to current shareholders. Either of these plans only serves to concentrate voting power in the hands of management or other insiders and hinders corporate change.

•	Iridian generally will vote AGAINST dual-class exchange offers.

•	Iridian generally will vote AGAINST dual-class recapitalizations.

•	Iridian generally will vote AGAINST proposals to approve dual class stock structures in which one class of stock has superior voting rights to the second class, or in which a new class of non-voting stock is created.

CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state level requirements or banking regulations.

•	Iridian generally will vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends. Iridian generally favors increases in common stock authorized provided such action is determined to be in the shareholder’s best interest.

•	Iridian generally will vote FOR proposals to increase the number of shares of common stock authorized for issue.

•	Iridian generally will vote FOR proposals approving the issuance of common stock upon conversion of convertible preferred shares.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

•	Iridian generally will vote FOR proposals to approve increases or decreases in the number of shares of common stock authorized when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Preferred stock is an equity security, but has certain features that liken it to debt instruments such as fixed dividend payments, seniority of claims to regular common stock and, in many cases, no voting rights. The terms of blank check preferred stock give a company’s board the power to issue shares of preferred stock at its discretion, with voting, conversion, distribution, and other rights to be determined by the board at the time of issue. Blank check preferred stock can be used for sound corporate purposes such as raising capital or making acquisitions but can also be used to entrench management and prevent a hostile takeover absent shareholder approval.

•	Iridian generally will vote AGAINST proposals authorizing the creation of a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred).

•	Iridian generally will vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

App. C-19

•	Iridian generally will vote FOR proposals to increase the number of shares of preferred stock authorized for issue provided the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock seem reasonable.

•	Iridian will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to eliminate a currently authorized class of preferred stock.

Shareholder Proposals Regarding Blank Check Preferred Stock

•	Iridian generally will evaluate on a CASE-BY-CASE basis proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.

•	Iridian generally will vote FOR proposals that restore preemptive rights of shareholders.

•	Iridian generally will AGAINST proposals to eliminate preemptive rights of shareholders.

Reverse Stock Splits

In a reverse stock split, multiple shares are exchanged for a lesser amount of shares to increase their price. Stocks trading at higher levels may attract greater attention from brokerages and other institutional investors and may be necessary in order to maintain listing on an exchange.

•	Iridian generally will vote FOR proposals to implement a reverse stock split.

Share Repurchase Programs

•	Iridian generally will vote FOR management proposals to institute open-market share repurchase plans (Stock Repurchase Program).

Stock Distributions: Splits and Dividends

•	Iridian generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

•	Iridian generally will vote FOR management recommended stock splits.

Tracking Stock

Tracking stock is a separate class of common stock that tracks the performance of an individual business of a company. The justification for creating such a stock is often that these businesses are high growth, low profit units whose intrinsic value may not be accurately reflected in the market price of a conglomerate parent company. The belief is that creating of a tracking stock can unlock this value and take advantage of the tracker’s

App. C-20

higher market multiple for raising funds. Iridian believes that the strategic value of such a transaction must be weighed against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to create a tracking stock weighing adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

MERGERS AND CORPORATE RESTRUCTURINGS

Iridian will evaluate on CASE-BY-CASE basis proposals for mergers and acquisitions taking into consideration factors which include, but are not limited to, purchase price, financial and strategic benefits, how the deal was negotiated, conflicts of interest and changes in corporate governance.

Appraisal Rights

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

•	Iridian generally will vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

•	Iridian will evaluate on a CASE-BY-CASE basis asset purchase proposals taking into consideration factors including, but not limited to, purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, no completion risk.

Asset Sales

•	Iridian will evaluate on a CASE-BY-CASE basis proposals for asset sales taking into consideration factors including, but not limited to, impact on the balance sheet/working capital, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, value received for the asset, fairness opinion, how the deal was negotiated, conflicts of interest.

Bundled Proposals

•	Iridian will evaluate on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, Iridian will examine the benefits and costs of the packaged items.

Conversion of Securities

•	Iridian will evaluate on a CASE-BY-CASE basis proposals regarding conversion of securities.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan and will consider factors which include, but are not limited to, dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.

App. C-21

Formation of Holding Company

•	Iridian will evaluate on a CASE-BY-CASE basis proposals regarding the formation of a holding company.

Going Private Transactions (LBOs and Minority Squeezeouts)

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to form joint ventures taking into account factors including, but not limited to percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to liquidate the company after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Iridian will evaluate on a CASE-BY-CASE basis proposal for mergers and acquisitions, determining whether the transaction maximizes shareholder value by considering factors including, but not limited to, prospects of the combined company, anticipated financial and operating benefits, offer price fairness opinion, how the deal was negotiated, changes in corporate governance, change in the capital structure and conflicts of interest.

Private Placements/Warrants/Convertible Debentures

•	Iridian will evaluate on a CASE-BY-CASE basis proposals regarding private placements, the issuance of warrants and/or convertible debentures.

Spinoffs

•	Iridian will evaluate on a CASE-BY-CASE basis proposed spinoffs taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

Value Maximization Proposals

•	Iridian will evaluate on a CASE-BY-CASE shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Recapitalizations

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to recapitalize taking into account such factors as: more simplified capital structure, maximized liquidity, fairness of conversion terms, including fairness opinion, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

App. C-22

Required Shareholder Approval

•	Iridian will evaluate on a CASE-BY-CASE basis shareholder proposals that all acquisition offers be submitted for shareholder vote.

EXECUTIVE AND DIRECTOR COMPENSATION

Iridian will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

Executive Compensation

•	Executive compensation proposals take a variety of forms and Iridian will evaluate each proposal on a CASE-BY-CASE basis. Proposals for the implementation or amendment of compensation plans may include, but are not limited to:

•	Stock Option Plans (SOP)

•	Incentive Stock Option Plans (ISOP)

•	Restricted Stock Plans (RSP)

•	Stock Appreciate Rights Plans (SARs)

•	Bonus Stock Plans

•	Deferred Compensation Plans

•	Executive Loans

•	Supplemental Retirement Plans

•	Performance Award Plans

•	Iridian generally will vote FOR shareholder proposals that the company submit severance agreements or executive compensation to a shareholder vote or that the company terminate an existing compensation plan under which company executives are currently receiving benefits.

•	Iridian generally will vote AGAINST shareholder proposals to place a cap on the amount of compensation to be paid to top executives.

•	Iridian generally will vote FOR shareholder proposals that the company disclose all executive/consultant compensation paid by the company (disclosure beyond top five individuals).

•	Iridian generally will vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•	Iridian will evaluate on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Clawback Provisions

A clawback provision provides a mechanism for a company to recapture incentive compensation and awards when the performance measures that activate the incentive component are subsequently restated or changed in such a way that the original incentive compensation or award would be negated.

•	Iridian generally will vote FOR shareholder proposals that seek to establish clawback policies, unless the company has an acceptable clawback policy in place.

App. C-23

OBRA-Related Compensation Proposals

Under Section 162(m) of the Omnibus Budget Reconciliation Act of 1993 (OBRA), the tax deductibility of compensation that exceeds $1million to a named executive officer is limited unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

•	Iridian generally will vote FOR plans that only amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provision of Section 162(m) of OBRA.

•	Iridian generally will vote FOR amendments to plans that add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Iridian will evaluate on a CASE-BY-CASE basis all other OBRA related compensation issues.

Golden and Tin Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee’s annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

•	Iridian generally will vote FOR shareholder proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, golden parachutes or tin parachutes.

“Double Trigger” and “Modified Double Trigger” Parachutes

The “double trigger” and “modified double trigger” parachutes are more beneficial to the company. These triggers require a termination without cause or with good reason by an executive, and a defined period of payment of generally one year. Unlike the single trigger, the executive cannot voluntarily resign. With the modified double trigger the executive’s resignation occurs only during the “open window period” (typically 30 days) after six to twelve months have elapsed since the change in control. Under either scenario the executive’s participation in the existing company and future company is mandated by the agreement. The company will clearly desire to retain the executive’s loyalty and commitment, and will reward the executive after the change in control is completed. Such an outcome is attractive in order to maintain continuity and retention of key management personnel.

•	Iridian generally will vote FOR double trigger and/ or modified double trigger parachute provisions during a change-in-control situation.

Director Compensation

Iridian believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

•	Iridian evaluates all director compensation proposals on a CASE-BY-CASE basis.

•	Iridian generally will vote FOR shareholder proposals that the company terminate its retirement plan for non-employee directors.

•	Iridian will evaluate on a CASE-BY-CASE basis shareholder proposals that the company be required to pay director’s fees only in the form of shares of stock of the company.

•	Iridian generally will vote AGAINST proposals to approve retirement benefits for non-employee directors.

Employee Stock Purchase Plans

•	Iridian generally will vote FOR the implementation of employee stock purchase plans and amendments to such plans which increase shares available for grant and/or change other terms of the plan.

App. C-24

401(k) Employee Benefit Plans

•	Iridian generally will vote FOR proposals to implement 401(k) savings plans for employees.

Repricing of Options

•	Iridian generally will vote AGAINST the repricing of underwater stock options as well as the approval of loans to executive officers for the purpose of exercising underwater stock options.

Pay for Superior Performance

These proposals generally include the following principles: 1) Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median; 2) Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards; 3) Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan; 4) Establishes performance targets for each plan financial metric relative to the performance of the company’s peers; 5) Limits payment under the annual and performance-vested long-term incentive components of the plan to cases where the company’s performance on its selected financial performance metrics exceeds peer group median performance.

•	Iridian generally will vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives.

Iridian will consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

•	Is the premium in options based compensation sufficiently high?

STATE OF INCORPORATION

Voting on State Takeover Statutes

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

•	Iridian will evaluate on a CASE-BY-CASE basis proposals that the company reincorporate in another jurisdiction.

SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate

App. C-25

political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally Iridian will vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Consumer Issues

Genetically Modified Ingredients

•	Iridian generally will vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

•	Iridian generally will vote on a CASE-BY-CASE basis proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	The Company’s current disclosure on the feasibility of GE product labeling.

•	Iridian generally will vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

•	Iridian generally will vote AGAINST proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

•	Iridian will vote on a CASE-BY-CASE basis on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

App. C-26

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

•	Iridian generally will vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

•	Iridian will vote on a CASE-BY-CASE BASIS proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	Existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential burden and scope of the requested report.

•	Iridian generally will vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

•	Iridian generally will vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

•	Iridian generally will vote FOR proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

•	Iridian generally will vote on a CASE-BY-CASE basis resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

•	Iridian generally will vote AGAINST resolutions requiring that a company reformulate its products.

App. C-27

Tobacco-Related Proposals

•	Iridian generally will vote on a CASE-BY-CASE basis resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

•	Iridian generally will vote on a CASE-BY-CASE basis proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

•	Iridian generally will vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

•	Iridian generally will vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

•	Iridian generally will vote FOR resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

•	Iridian generally will vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

•	Iridian will vote on a CASE-BY-CASE basis proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

App. C-28

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Energy Efficiency

•	Iridian generally will vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

•	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

•	Iridian generally will vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

•	Iridian generally will vote FOR proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

•	Iridian generally will vote FOR requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

•	Iridian will vote on a CASE-BY-CASE basis proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

App. C-29

Equality of Opportunity

•	Iridian generally will vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

•	Iridian generally will vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

•	Iridian generally will vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

•	Iridian generally will vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

•	Iridian will vote on a CASE-BY-CASE basis requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

•	Iridian will vote on a CASE-BY-CASE basis resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

•	Iridian will vote on a CASE-BY-CASE basis requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

App. C-30

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Hydraulic Fracturing

•	Iridian generally will vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

•	Iridian generally will vote FOR reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

•	Iridian will vote on a CASE-BY-CASE basis proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

•	Iridian generally will vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

App. C-31

Water Issues

•	Iridian will vote on a CASE-BY-CASE basis proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

•	Iridian generally will vote AGAINST proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

•	Iridian will vote on a CASE-BY-CASE basis proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

•	Iridian will vote on a CASE-BY-CASE basis proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

App. C-32

•	Iridian generally will vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

•	Iridian generally will vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

•	Iridian generally will vote on CASE-BY-CASE basis proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

•	Iridian generally will vote on CASE-BY-CASE basis proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

•	Iridian generally will vote on CASE-BY-CASE basis requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

App. C-33

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

•	Iridian generally will vote on CASE-BY-CASE basis proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

•	Iridian generally will vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

•	Iridian generally will vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

•	Iridian generally will vote on CASE-BY-CASE basis proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

•	Iridian generally will vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

App. C-34

•	Iridian generally will vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

•	Iridian generally will vote AGAINST proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

•	Iridian generally will vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

•	Iridian generally will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

MISCELLANEOUS

Adjourn Meeting

•	Iridian generally will vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Minor Bylaws

•	Iridian generally will vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Changing Corporate Name

•	Iridian generally will vote FOR changing the corporate name.

Change Date, Time or Location of Annual Meeting

•	Iridian generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Iridian generally will vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

•	Iridian generally will vote AGAINST proposals to approve other business when it appears as a voting item.

App. C-35

V.	PINE RIVER CAPITAL MANAGEMENT L.P.

Proxy Voting Guidelines and Procedures

November 2015

These Proxy Voting Guidelines and Procedures (“Procedures”) apply to Pine River Capital Management L.P. (“Pine River”) and all Funds and accounts for which Pine River is responsible for voting proxies; including all limited partnerships, limited liability companies, and accounts for which Pine River acts as investment manager, investment adviser, or, if applicable, sub-adviser (the “Funds”).

In voting proxies, Pine River is guided by general fiduciary principles. Pine River’s goal is to act prudently and in the best interest of the Funds. Pine River seeks to consider all positive and negative consequences its vote could have on the value of the investment. Where Pine River votes proxies, it will do so in a manner that it believes will be consistent with efforts to maximize the value of a Fund’s positions.

Voting of Proxies

Pine River reviews proxy materials to evaluate all potential issues they present. In making voting decisions, Pine River may rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices, third party service providers, and the views of its investment professionals.

Pine River may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost. In other words, Pine River may abstain when it does not believe it is in the Fund’s best interest to vote. In addition, if Pine River’s third party service provider has not made a voting recommendation, and Pine River’s front office has not provided voting instructions, Pine River may also abstain from voting.

When a Fund has authorized Pine River to vote proxies on its behalf, Pine River generally will not accept instructions from the Fund or investors in the Funds (“Investors”) regarding how to vote proxies.

Use of Third Party Service Provider

Pine River has retained the services of Institutional Shareholder Services (“ISS”), which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. Their services include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

As a general practice, Pine River has authorized ISS to cast Pine River’s proxy votes consistent with the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which align with the views and factors that Pine River generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, business combinations, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the Appendix I particular proxy issues. ISS Recommendations are available to all Pine River investment professionals upon request.

On a periodic basis Pine River Operations will send an email to all investment professionals who hold positions subject to an upcoming proxy vote, which will include the details of the upcoming vote and the proposed ISS

App. C-36

Recommendation. The investment professional will notify Pine River Operations if he or she would prefer to vote differently from the ISS Recommendation and/or abstain from voting.

Voting Against ISS Recommendations

On any particular proxy vote, Pine River may decide to diverge from the Guidelines. If an investment professional’s judgment differs from that of ISS, the vote will be manually cast by Pine River Operations staff with a note identifying the investment professional who made the request. A written record of any correspondence with the investment professional regarding the vote will also be attached to the proxy vote record on the ISS system.

Conflicts of Interest

In furtherance of Pine River’s duty to vote proxies in the best interests of the Funds, Pine River follows these Procedures designed to identify and address material conflicts that may arise between Pine River’s interests and those of the Funds and their Investors before voting proxies.

Procedures for Identifying Conflicts of Interest:

(i)	Pine River shall monitor the potential for conflicts of interest that might be present with respect to voting proxies on behalf of Investors, whether as a result of personal relationships, significant client relationships (i.e., those accounting for greater than 5% of annual revenues), or special circumstances that may arise during Pine River’s course of business.

(ii)	Pine River’s Chief Compliance Officer shall maintain a current list of any issuers with whom Pine River has a conflict of interest in voting proxies on behalf of the Funds. Once identified, Pine River shall not vote proxies relating to issuers on this list on behalf of the Funds until it has determined that the conflict of interest is no longer material or a method for resolving the particular conflict of interest has been agreed upon and implemented. Procedures relating to Pine River abstaining from voting certain identified proxies are described below.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest:

(i)	Pine River’s Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material if it is determined that a certain conflict has the potential to influence Pine River’s decision-making in voting the proxy. A conflict of interest shall be deemed material if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Pine River. All other materiality determinations will be based on an assessment of the particular facts and circumstances. Pine River’s Chief Compliance Officer shall maintain a written record of all materiality determinations.

(ii)	If Pine River determines that a conflict of interest is not material, it may vote proxies notwithstanding the existence of the conflict.

(iii)	If Pine River determines that a conflict of interest is material, it may use one or more methods to resolve the conflict, including:

•	disclosing the conflict to the Funds and obtaining their consent before voting;

•	suggesting to the Funds that they engage another party to vote the proxy on their behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the Procedures set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

App. C-37

Pine River shall maintain a written record of the method(s) used to resolve a material conflict of interest.

Recordkeeping

Pine River, in coordination with ISS, is responsible for maintaining the following records relating to proxy voting:

(i)	a copy of these Procedures;

(ii)	a copy of each proxy form (as voted);

(iii)	a copy of each proxy solicitation, including proxy statements and related materials with regard to each vote;

(iv)	documents relating to the identification and resolution of conflicts of interest, if any;

(v)	any documents created by Pine River that were material to a proxy voting decision or that memorialized the basis for that decision; and

(vi)	a copy of each written request from an Investor for information on how Pine River voted proxies on behalf of a Fund, and a copy of any written response by Pine River to any written or oral request for information by an Investor on how Pine River voted proxies for a Fund.

These records shall be maintained and preserved in Pine River’s office for the first two years from the end of the fiscal year during which the last entry was made on that record (the “last entry date”). Thereafter, these records shall be kept in an easily accessible location for a period of not less than five years from the last entry date.

In lieu of keeping copies of proxy statements and voting records, Pine River may rely on proxy statements filed on the EDGAR system and voting records maintained by ISS.

VI.	SOUND POINT CAPITAL MANAGEMENT, L.P.

POLICY REGARDING PROXY VOTING

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

App. C-38

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

Proxy Voting Procedures

Procedures

The CCO or his designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or his designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily

App. C-39

responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)	a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

App. C-40

Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

App. C-41